PROSPECTUS

                                   $30,000,000

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                      AUCTION TERM PREFERRED STOCK ("ATP")
                             1,200 SHARES, SERIES C
                     LIQUIDATION VALUE -- $25,000 PER SHARE

     The New America High Income Fund, Inc. (the "Fund") is offering 1,200 shares of ATP Series C at a price per share of $25,000 plus accumulated dividends, if any, (the "newly issued shares of ATP Series C" or "new shares of ATP Series C"), which will increase the number of shares of its ATP Series C Outstanding to 1,800. The Fund currently has Outstanding 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 600 shares of ATP Series C and 1,000 shares of ATP Series D. Unless otherwise indicated, references to the ATP in this prospectus (the "Prospectus") are to the ATP Series A, ATP Series B, ATP Series C and ATP Series D. The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities (commonly known as "junk bonds"). The Fund invests primarily in "high-yield" fixed-income securities rated in the lower categories by established rating agencies and non-rated securities deemed by the Fund's investment adviser to be of comparable quality. The Fund cannot ensure that it will achieve its investment objective. AN INVESTMENT IN THE ATP INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 28 OF THIS PROSPECTUS.

                                         (TEXT CONTINUED ON THE FOLLOWING PAGE.)

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. A statement of additional information, dated October 14, 2003, (the "Statement of Additional Information") containing additional information regarding the Fund has been filed with the Commission and is hereby incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the Statement of Additional Information, the table of contents of which appears on page 38 of this Prospectus, by calling the Fund collect at (617) 263-6400 or by writing to the Fund at 33 Broad Street, Boston, Massachusetts 02109. You may also obtain the Statement of Additional Information and other information regarding the Fund on the Commission's website at http://www.sec.gov.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
   PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                                                PRICE TO PUBLIC(1)      SALES LOAD(2)     PROCEEDS TO FUND(1),(3)
                                                ------------------      -------------     -----------------------
Per Share                                          $     25,000           $     250             $     24,750
Total                                              $ 30,000,000           $ 300,000             $ 29,700,000

----------

(1)  PLUS ACCUMULATED DIVIDENDS, IF ANY.
(2) THE FUND AND THE INVESTMENT ADVISER HAVE AGREED TO INDEMNIFY THE UNDERWRITER AGAINST CERTAIN LIABILITIES UNDER THE SECURITIES ACT. SEE "UNDERWRITING."
(3)  BEFORE DEDUCTING OFFERING EXPENSES PAYABLE BY THE FUND, ESTIMATED AT
     $298,427.

     The shares of the ATP Series C offered by this Prospectus are offered by Lehman Brothers Inc. ("Lehman" or the "Underwriter"), subject to prior sale, withdrawal, cancellation or modification of the Offering without notice and to certain further conditions. The newly issued shares of ATP Series C will not be offered on any national securities exchange. The Underwriter expects to deliver the shares of newly issued ATP Series C to Broker-Dealers in book entry form through the Securities Depository, on or about October 17, 2003.


                                 LEHMAN BROTHERS

                THE DATE OF THIS PROSPECTUS IS OCTOBER 14, 2003.

     The dividend rate for the initial Dividend Period for the shares of the ATP Series C issued pursuant to the Offering will be 1.15% per annum. For each Dividend Period following the initial Dividend Period, the dividend rate on the shares of ATP Series C will be the Applicable Rate for such series in effect from time to time as determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Dividend Period, as set forth herein. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate then in effect.

     Dividends on the newly issued shares of ATP Series C shall accumulate at the Applicable Rate from the Date of Original Issue, which is October 17, 2003, and shall be payable on each Dividend Payment Date thereafter. The initial Dividend Period for the newly issued shares of ATP Series C will be four days and the initial Dividend Payment Date will be October 21, 2003. Dividend Periods after the initial Dividend Period for the shares of ATP Series C shall be either Standard Term Periods or, subject to certain conditions and with notice to the holders of shares, periods longer or shorter than 28 days and having such durations as the Board of Directors shall specify (each, an "Alternate Term Period"). The initial Auction Date will be October 20, 2003.

     You should rely only on the information contained in or incorporated by reference in this Prospectus. Neither the Fund nor the Underwriter has authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only. The Fund's financial condition and prospects may have changed since that date.

     T. Rowe Price Associates, Inc. (the "Investment Adviser" or
"T. Rowe Price") serves as the investment adviser for the Fund. It is a wholly owned subsidiary of T. Rowe Price Group, Inc. ("Price Group").

     The Fund's address is 33 Broad Street, Boston, Massachusetts 02109 and its telephone number is (617) 263-6400.

     Certain capitalized terms not otherwise defined in this Prospectus have the meanings provided in the Glossary included as part of this Prospectus.

                               PROSPECTUS SUMMARY

     This summary highlights some information from this Prospectus. It does not contain all of the information that you should consider before investing in the ATP Series C. To understand the Offering fully, you should read the more detailed information contained in this Prospectus and the Statement of Additional Information, especially information set forth under the heading "Risk Factors and Special Considerations."

THE FUND; INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a diversified, closed-end management investment company, organized as a Maryland corporation in 1987 and registered under the 1940 Act, with a leveraged capital structure. As of September 30, 2003, the Fund had outstanding 93,528,394 shares of Common Stock, and 4,000 Outstanding shares of Preferred Stock of which 1,400 are classified as ATP Series A, 1,000 are classified as ATP Series B, 600 are classified as ATP Series C and 1,000 are classified as ATP Series D. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds." The Fund will generally invest in securities that are rated below investment grade by recognized rating agencies or that are non-rated. Securities rated below investment grade are considered by rating agencies, on balance, as predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation and thus are generally considered to involve greater credit risk than securities in the higher-rating categories. The market values of the lower-quality securities tend to reflect individual corporate developments or negative economic changes to a greater extent than higher-quality securities. Credit ratings do not reflect this market risk. An investment in the Fund involves a number of significant risks, which are magnified due to the Fund's leveraged capital structure. No assurance can be given that the Fund will achieve its investment objective. See "The Fund," "Investment Objective and Policies," and "Risk Factors and Special Considerations."

     The Fund has had a leveraged capital structure since it began operation. The Fund is subject to various portfolio diversification and related asset coverage requirements under guidelines established by Moody's and Fitch in connection with such rating agencies' issuance of ratings of Aaa and AAA, respectively, with respect to the Fund's ATP. Compliance with these guidelines limits the Fund's flexibility to invest in certain types of securities that might otherwise be attractive investments, including private placements. See "Rating Agency Guidelines," "Investment Objective and Policies" and "Risk Factors and Special Considerations."

THE OFFERING

     The Fund is offering an aggregate of 1,200 newly issued shares of ATP Series C, $1.00 par value, at a price of $25,000 per share plus accumulated dividends, if any. Except for the Date of Original Issue, the initial Dividend Period, the initial Dividend Payment Date and the Applicable Rate for the initial Dividend Period, the terms of the newly issued shares of ATP Series C are the same as the terms of the Fund's currently Outstanding shares of ATP Series C. The shares offered by this Prospectus represent additional shares of the Fund's existing ATP Series C, rather than a separate series or class of the ATP. Unless otherwise indicated, references to the ATP in this Prospectus are to the ATP Series A, ATP Series B, ATP Series C and ATP Series D. 1,200 shares of ATP Series C are being offered by the Underwriter. Lehman has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of ATP Series C offered hereby. See "Underwriting."

RISK FACTORS

     An investment in the Fund involves certain risks. Before investing in the new shares of ATP Series C pursuant to the Offering, you should consider all of the risk factors described in the "Risk Factors and Special Considerations" section of this Prospectus. These factors include the risks involved in investing in ATP (including auction risk, secondary market risk, ratings and asset coverage risk, inflation risk, indebtedness risk and leverage), payment restrictions, the risks associated with swap arrangements, the risks associated with investing in private placement securities and other general risks of investing in the Fund.

TRADING MARKET

     The shares of ATP Series C being offered by this Prospectus will not be listed on an exchange. Instead, you may buy or sell the ATP at an Auction that generally is held every 28 days by submitting to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and the Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders. The first Auction Date for the ATP Series C will be October 20, 2003. See "Auction Procedures."

     The Underwriter has indicated that it intends to make a secondary trading market in the ATP Series C as permitted by applicable laws and regulations. However, the Underwriter is not obligated to make a market in the ATP between Auctions and such market making may be discontinued at any time at the Underwriter's sole discretion. See "Risk Factors and Special Considerations -- Risks of Investing in ATP." If developed, there is no assurance that a secondary market will provide stockholders with liquidity or that the trading price in any secondary market would be $25,000.

     You may transfer shares of the ATP outside of an Auction only through a Broker-Dealer, to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent or to the Fund. Lehman will act in Auctions for the ATP Series C as a Broker-Dealer and will be entitled to fees for services as a Broker-Dealer as set forth under "Auction Procedures -- Broker-Dealers; Commissions."

DIVIDENDS AND DIVIDEND PERIODS

     "Dividend Periods" are periods of time established by the Fund for each series of the ATP during which dividends will accrue at a determined rate. After the Date of Original Issue, each Dividend Period will be either a "Standard Term Period" (a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day) or, subject to certain conditions and with notice to the holders of shares, an "Alternate Term Period" (a period longer or shorter than 28 days and having such durations as the Board of Directors shall specify).

     Dividends on the newly issued shares of ATP Series C will accumulate at the Applicable Rate per annum from the Date of Original Issue and will be payable, when, and if declared by the Board of Directors of the Fund out of funds legally available therefor, commencing on October 21, 2003. Thereafter, dividends will accumulate at the Applicable Rate determined from an Auction of the newly issued ATP Series C together with all existing shares of ATP Series C. The initial Dividend Period for the newly issued shares of ATP Series C will be four days at a dividend rate of 1.15% per annum. As noted above, subsequent Dividend Periods generally will be 28 days.

LIQUIDATION PREFERENCE

     The liquidation preference for the newly issued shares of ATP Series C will be $25,000 per share plus accumulated and unpaid dividends, if any. See "Description of ATP -- Liquidation Preference."

REDEMPTION

     If certain conditions are met, the Fund has the option to redeem some or all outstanding shares of ATP at a redemption price per share equal to their Liquidation Value per share, plus accumulated and unpaid dividends (plus in the case of a Dividend Period of one year or more, a redemption premium as may be determined by the

Board of Directors). For a discussion of these conditions, as well as the method the Fund will use to determine the redemption price, see "Description of ATP -- Optional Redemption."

     In addition, if the Fund fails to maintain the Aaa/AAA Credit Rating for the ATP or, on any Valuation Date or the last Business Day of any month, the Fund fails to meet the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage, the Fund is required to redeem shares of ATP. For a further description of these circumstances and the method the Fund will use to determine the shares it must redeem and the redemption price for the shares, see "Description of ATP -- Mandatory Redemption."

RATINGS

     It is a condition of the Underwriter's obligation to purchase the newly issued shares of ATP Series C that they will be rated Aaa by Moody's and AAA by Fitch. See "Description of ATP -- Ratings." These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the ATP is not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor.

THE INVESTMENT ADVISER

     T. Rowe Price was selected by the Fund's Board of Directors to serve as the Fund's investment adviser and has served as the investment adviser since December 2, 2002, pursuant to an investment advisory agreement dated as of that date. T. Rowe Price's principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202, and its telephone number is (410) 345-2000. As of June 30, 2003, T. Rowe Price and its affiliates managed approximately $161.2 billion of assets, including approximately $52.3 billion of fixed-income securities. "High-yield" investments represented approximately $8.7 billion of these totals. T. Rowe Price has provided investment advisory services to investment companies since 1937. T. Rowe Price is not affiliated with the Fund's officers or its Board of Directors. See "Management of the Fund."

                          FINANCIAL INFORMATION SUMMARY

FINANCIAL HIGHLIGHTS

     The table below sets forth certain financial data for a share of Common Stock outstanding throughout the periods presented. The financial highlights have been derived from the Fund's financial statements which have been audited by the Fund's current independent public accountants, KPMG LLP, for the fiscal year ended December 31, 2002 and by the Fund's former independent public accountants, Arthur Andersen LLP, for the fiscal years ended December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994 and 1993, as indicated in their respective reports thereto included with the Fund's audited financial statements. The Financial Highlights for the period commencing January 1, 2003 and concluding June 30, 2003 are unaudited. The following information should be read in conjunction with the financial statements and related notes included therein.

                                                           SIX MONTHS
                                                              ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                          JUNE 30, 2003     ---------------------------------------------
                                                           (UNAUDITED)         2002(d)          2001(c)          2000
                                                          -------------     -------------     -----------     -----------
                                                         (FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD)
NET ASSET VALUE:
  Beginning of period                                     $        1.89     $        2.61     $      2.85     $      3.86
                                                          -------------     -------------     -----------     -----------
NET INVESTMENT INCOME                                               .14               .37             .48             .60
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND OTHER
  FINANCIAL INSTRUMENTS                                             .29              (.72)           (.24)          (1.00)
DISTRIBUTIONS FROM NET INVESTMENT
  INCOME RELATED TO PREFERRED STOCK                                (.03)             (.08)           (.12)           (.18)
                                                          -------------     -------------     -----------     -----------
  TOTAL FROM INVESTMENT OPERATIONS                                  .40              (.43)            .12            (.58)
                                                          -------------     -------------     -----------     -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                                       (.10)             (.29)           (.36)           (.43)
  In excess of net investment income                                 --                --              --              --
                                                          -------------     -------------     -----------     -----------
  TOTAL DISTRIBUTIONS                                              (.10)             (.29)           (.36)           (.43)
                                                          -------------     -------------     -----------     -----------
Effect of rights offering and related expenses; and
  Auction Term Preferred Stock offering costs
  and sales load                                                     --                --              --              --
                                                          -------------     -------------     -----------     -----------
NET ASSET VALUE:
  End of period                                           $        2.19     $        1.89     $      2.61     $      2.85
                                                          =============     =============     ===========     ===========
PER SHARE MARKET VALUE:
  End of period                                           $        2.20     $        2.01     $      2.64     $      2.63
                                                          =============     =============     ===========     ===========
TOTAL INVESTMENT RETURN+                                          14.57%           (12.97)%         13.97%          (3.84)%
                                                          =============     =============     ===========     ===========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK(a)                                      $     153,228     $     131,170     $   178,231     $   191,928
                                                          =============     =============     ===========     ===========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK(a)                                   $     100,000     $     100,000     $   150,000     $   160,000
                                                          =============     =============     ===========     ===========
  TOTAL NET ASSETS APPLICABLE TO COMMON
    AND PREFERRED STOCK, END OF PERIOD(a)                 $     253,228     $     231,170     $   328,231     $   351,928
                                                          =============     =============     ===========     ===========

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                          --------------------------------
                                                              1999               1998(b)
                                                          -------------        -----------
                                                          (FOR EACH SHARE OF COMMON STOCK
                                                         OUTSTANDING THROUGHOUT THE PERIOD)
NET ASSET VALUE:
  Beginning of period                                     $        4.16        $      5.03
                                                          -------------        -----------
NET INVESTMENT INCOME                                               .66                .71#
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND OTHER
  FINANCIAL INSTRUMENTS                                            (.30)              (.81)#
DISTRIBUTIONS FROM NET INVESTMENT
  INCOME RELATED TO PREFERRED STOCK                                (.18)              (.17)
                                                          -------------        -----------
  TOTAL FROM INVESTMENT OPERATIONS                                  .18               (.27)
                                                          -------------        -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                                       (.48)              (.54)
  In excess of net investment income                                 --                 --
                                                          -------------        -----------
  TOTAL DISTRIBUTIONS                                              (.48)              (.54)
                                                          -------------        -----------
Effect of rights offering and related expenses; and
  Auction Term Preferred Stock offering costs
  and sales load                                                     --               (.06)
                                                          -------------        -----------
NET ASSET VALUE:
  End of period                                           $        3.86        $      4.16
                                                          =============        ===========
PER SHARE MARKET VALUE:
  End of period                                           $        3.13        $      4.25
                                                          =============        ===========
TOTAL INVESTMENT RETURN+                                         (16.92)%           (15.15)%
                                                          =============        ===========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK(a)                                      $     258,215        $   273,518
                                                          =============        ===========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK(a)                                   $     210,000        $   210,000
                                                          =============        ===========
  TOTAL NET ASSETS APPLICABLE TO COMMON
    AND PREFERRED STOCK, END OF PERIOD(a)                 $     468,215        $   483,518
                                                          =============        ===========

                                                           SIX MONTHS
                                                              ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                          JUNE 30, 2003     ---------------------------------------------
                                                           (UNAUDITED)         2002(d)          2001(c)          2000
                                                          -------------     -------------     -----------     -----------
                                                         (FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD)
EXPENSE RATIOS:
  Ratio of interest expense to average net assets*                   --                --              --              --
  Ratio of preferred and other debt expenses to
    average net assets*                                             .17%**            .18%            .17%            .19%
  Ratio of operating expenses to average net assets*               1.85%**           1.46%           1.11%            .99%
  Ratio of Litigation Settlement Expense to average
    net assets*                                                      --                --              --              --
                                                          -------------     -------------     -----------     -----------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                                      2.02%**           1.64%           1.28%           1.18%
                                                          =============     =============     ===========     ===========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                             13.90%**          16.48%          16.70%          17.46%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                              1.19%**            .89%            .71%            .64%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                                       8.18%**           8.91%           9.23%           9.41%
PORTFOLIO TURNOVER RATE                                          156.63%**          82.47%          38.89%          45.58%

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                          --------------------------------
                                                              1999               1998(b)
                                                          -------------        -----------
                                                          (FOR EACH SHARE OF COMMON STOCK
                                                         OUTSTANDING THROUGHOUT THE PERIOD)
EXPENSE RATIOS:
  Ratio of interest expense to average net assets*                   --                 --
  Ratio of preferred and other debt expenses to
    average net assets*                                             .18%               .14%
  Ratio of operating expenses to average net assets*                .89%               .82%
  Ratio of Litigation Settlement Expense to average
    net assets*                                                      --                 --
                                                          -------------        -----------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                                      1.07%               .96%
                                                          =============        ===========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                             16.36%             15.22%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                               .60%               .58%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                                       9.16%              9.26%
PORTFOLIO TURNOVER RATE                                           66.74%            124.67%

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                        1997(b)          1996            1995           1994(b)          1993
                                                      -----------     -----------     -----------     -----------     -----------
                                                          (FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD)
NET ASSET VALUE:
  Beginning of period                                 $      4.94     $      4.71     $      4.13     $      5.15     $      4.32
                                                      -----------     -----------     -----------     -----------     -----------
NET INVESTMENT INCOME                                         .70#            .69             .67             .72#            .59
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND OTHER
  FINANCIAL INSTRUMENTS                                       .25#            .22             .62            (.82)#           .89
DISTRIBUTIONS FROM NET INVESTMENT
  INCOME RELATED TO PREFERRED STOCK                          (.16)           (.16)           (.17)           (.17)           (.05)
                                                      -----------     -----------     -----------     -----------     -----------
  TOTAL FROM INVESTMENT OPERATIONS                            .79             .75            1.12            (.27)           1.43
                                                      -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                                 (.53)           (.52)           (.50)           (.53)           (.53)
  In excess of net investment income                         (.01)             --            (.04)             --            (.07)
                                                      -----------     -----------     -----------     -----------     -----------
  TOTAL DISTRIBUTIONS                                        (.54)           (.52)           (.54)           (.53)           (.60)
                                                      -----------     -----------     -----------     -----------     -----------
Effect of rights offering and related expenses; and
  Auction Term Preferred Stock offering costs
  and sales load                                             (.16)             --              --            (.22)             --
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE:
  End of period                                       $      5.03     $      4.94     $      4.71     $      4.13     $      5.15
                                                      ===========     ===========     ===========     ===========     ===========
PER SHARE MARKET VALUE:
  End of period                                       $      5.63     $      5.13     $      4.75     $      4.00     $      5.13
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL INVESTMENT RETURN+                                    21.97%          19.89%          33.50%         (11.88)%         40.08%
                                                      ===========     ===========     ===========     ===========     ===========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK(a)                                  $   243,625     $   176,408     $   164,823     $   141,590     $   130,673
                                                      ===========     ===========     ===========     ===========     ===========
NET ASSETS, END OF PERIOD, APPLICABLE
   TO PREFERRED STOCK(a)                              $   150,000     $   100,000     $   100,000     $   100,000     $    35,000
                                                      ===========     ===========     ===========     ===========     ===========
  TOTAL NET ASSETS APPLICABLE TO COMMON
    AND PREFERRED STOCK, END OF PERIOD(a)             $   393,625     $   276,408     $   264,823     $   241,590     $   165,673
                                                      ===========     ===========     ===========     ===========     ===========

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                        1997(b)          1996            1995           1994(b)          1993
                                                      -----------     -----------     -----------     -----------     -----------
                                                          (FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD)
EXPENSE RATIOS:
  Ratio of interest expense to average net assets*             --              --              --             .01%           1.83%
  Ratio of preferred and other debt expenses to
    average net assets*                                       .13%            .16%            .18%            .22%            .51%
  Ratio of operating expenses to average net assets*          .92%           1.16%           1.39%           1.31%           2.01%
  Ratio of Litigation Settlement Expense to average
    net assets*                                                --              --             .80%             --              --
                                                      -----------     -----------     -----------     -----------     -----------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                                1.05%           1.32%           2.37%           1.54%           4.35%
                                                      ===========     ===========     ===========     ===========     ===========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                       13.86%          14.36%          14.61%          15.89%          11.86%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                         .66%            .83%           1.44%            .89%           3.38%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                                 8.75%           9.05%           8.90%           9.06%           9.21%
PORTFOLIO TURNOVER RATE                                    108.84%          53.45%          62.66%          58.56%          85.76%

----------
(a)  DOLLARS IN THOUSANDS.
(b) THE FUND ISSUED SERIES A AND SERIES B ATP ON JANUARY 4, 1994, SERIES C ATP ON MAY 6, 1997 AND SERIES D ATP ON MAY 20, 1998. THE PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31, 1994, 1997 AND 1998 REFLECT THESE TRANSACTIONS.
(c) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT AND PREMIUM ON DEBT SECURITIES. THIS HAD NO EFFECT ON NET INVESTMENT INCOME PER SHARE AND A $0.01 INCREASE TO NET REALIZED AND UNREALIZED LOSS PER SHARE FOR THE YEAR ENDED DECEMBER 31, 2001. THE EFFECT OF THIS CHANGE DID INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 16.29% TO 16.70%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(d) PRIOR TO THE APPOINTMENT ON DECEMBER 2, 2002 OF T. ROWE PRICE ASSOCIATES, INC. AS THE FUND'S INVESTMENT ADVISER, THE FUND WAS ADVISED BY WELLINGTON MANAGEMENT COMPANY, LLP.
* RATIOS CALCULATED ON THE BASIS OF EXPENSES AND NET INVESTMENT INCOME APPLICABLE TO THE COMMON SHARES RELATIVE TO THE AVERAGE NET ASSETS OF THE COMMON STOCKHOLDERS ONLY. THE EXPENSE RATIO AND NET INVESTMENT INCOME RATIO DO NOT REFLECT THE EFFECT OF DIVIDEND PAYMENTS (INCLUDING NET SWAP SETTLEMENT RECEIPTS/PAYMENTS) TO PREFERRED STOCKHOLDERS.
**   ANNUALIZED.
# CALCULATION IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE INDICATED PERIOD DUE TO THE PER SHARE EFFECT OF THE FUND'S JUNE 1994, MARCH 1997 AND MARCH 1998 RIGHTS OFFERINGS.
+ TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A PURCHASE OF COMMON STOCK AT THE CURRENT MARKET VALUE ON THE FIRST DAY AND A SALE AT THE CURRENT MARKET VALUE ON THE LAST DAY OF EACH YEAR REPORTED. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE REINVESTED AT PRICES OBTAINED UNDER THE DIVIDEND REINVESTMENT PLAN. THIS CALCULATION DOES NOT REFLECT BROKERAGE COMMISSIONS.

CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES

     CAPITALIZATION. The following table sets forth the unaudited capitalization of the Fund as of August 31, 2003.

                                                                                           AMOUNT OUTSTANDING
                                                                        AMOUNT HELD        EXCLUSIVE OF AMOUNT
                                                                        BY THE FUND         HELD BY THE FUND
         TITLE OF CLASS                   AMOUNT AUTHORIZED         OR FOR ITS ACCOUNT     OR FOR ITS ACCOUNT
         --------------                   -----------------         ------------------     -------------------
Preferred Stock, $1.00 par value          1,000,000 shares              -0- shares            4,000 shares
Common Stock, $0.01 par value            200,000,000 shares             -0- shares          93,528,394 shares

     PRO FORMA CAPITALIZATION. The following table of unaudited financial information sets forth the total assets and liabilities of the Fund and the net assets of the Fund as of August 31, 2003 and as adjusted to give effect to the issuance of all of the new shares of ATP Series C, as set forth in the Prospectus.

                                                                               ACTUAL              AS ADJUSTED
                                                                             ----------            -----------
                                                                                      (IN THOUSANDS)
Total Assets                                                                 $  310,914            $   340,316
Total Liabilities                                                                16,662                 16,662
                                                                             ----------            -----------
  Auction Term Preferred Stock:
  Auction Term Preferred Stock Series A, $1.00 par value,
    liquidation preference $25,000 per share, 2,400 shares
    authorized, 1,400 shares issued and outstanding                              35,000                 35,000
  Auction Term Preferred Stock Series B, $1.00 par value,
    liquidation preference $25,000 per share, 1,600 shares
    authorized, 1,000 shares issued and outstanding                              25,000                 25,000
  Auction Term Preferred Stock Series C, $1.00 par value,
    liquidation preference $25,000 per share, 3,200 shares
    authorized, 600 shares issued and outstanding,
    1,800 shares issued and outstanding as adjusted                              15,000                 45,000
  Auction Term Preferred Stock Series D, $1.00 par value,
    liquidation preference $25,000 per share, 2,400 shares
    authorized, 1,000 shares issued and outstanding                              25,000                 25,000
                                                                             ----------            -----------
Net Assets attributable to Common Stock                                      $  194,252            $   193,654
                                                                             ==========            ===========
REPRESENTED BY:
Common Stock, $0.01 par value, 200,000,000 shares authorized,
   93,528,394 shares issued and outstanding                                  $      935            $       935
Capital in excess of par value                                                  382,046                381,448
Accumulated net realized loss from securities transactions                     (179,933)              (179,933)
Net unrealized depreciation on investments and interest rate swaps              (10,173)               (10,173)
Accumulated undistributed net investment income                                   1,377                  1,377
                                                                             ----------            -----------

NET ASSETS:                                                                  $  194,252            $   193,654
                                                                             ==========            ===========

Net asset value per share of Common Stock                                    $     2.08            $      2.07
                                                                             ==========            ===========

     SENIOR SECURITIES. The following table shows certain information regarding senior securities of the Fund as of the dates indicated. The information has been derived from the Fund's financial statements which have been audited by KPMG LLP, the Fund's current independent public accountants, for the fiscal year ended December 31, 2002, and by Arthur Andersen LLP, the Fund's former independent public accountants, for the fiscal years ended December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994 and 1993 as indicated in their respective reports thereto included with the Fund's audited financial statements. The information for the period commencing January 1, 2003 and concluding June 30, 2003 is unaudited. In connection with its initial public offering in February 1988, the Fund issued senior securities consisting of $105 million aggregate principal amount of 9% Senior Extendible Notes ("Notes") and $79 million (aggregate liquidation preference) of Taxable Auction Rate Preferred Stock ("TARPS"), the dividends on which were set in monthly auctions with reference to short-term interest rates. The Fund subsequently repurchased substantial amounts of these securities and by December 31, 1992 had $45.5 million aggregate principal amount of Notes and $35 million (aggregate liquidation preference) of TARPS outstanding. The Notes were refinanced in January 1993 with the proceeds of a credit facility from BankBoston, N.A. (the "Credit Facility") in the aggregate principal amount of $45 million. The Credit Facility was repaid and the outstanding TARPS were redeemed in January 1994 with the proceeds from an offering of two series of newly authorized ATP having an aggregate liquidation preference of $100 million plus accumulated and unpaid dividends. In May 1997 and in May 1998, two additional series of newly authorized ATP, with an aggregate liquidation preference of $50 and $60 million, respectively, plus accumulated and unpaid dividends were issued. See "Description of ATP" and "Financial Statements" in the Statement of Additional Information. In connection with maintaining asset coverage requirements for the ATP, the Fund repurchased $50 million, $10 million, and $50 million of the ATP in fiscal years 2002, 2001, and 2000, respectively.

                                        SIX MONTHS
                                           ENDED                     AS OF DECEMBER 31,
                                      JUNE 30, 2003    ------------------------------------------------
                                        UNAUDITED           2002             2001            2000
                                      --------------   --------------   --------------   --------------
TOTAL AMOUNT OUTSTANDING ($'s):
  Preferred Stock                        100,000,000      100,000,000      150,000,000      160,000,000
  Short-Term Loan                                 --               --               --               --
ASSET COVERAGE:
  Per Preferred Stock Share(1)        $       63,307   $       57,793   $       54,705   $       54,989
  Per $1,000 of Short-Term Loan                   --               --               --               --
INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share(2)            $       25,000   $       25,000   $       25,000   $       25,000
APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share(2)        $       25,000   $       25,000   $       25,000   $       25,000
  Per $1,000 of Short-Term Loan                   --               --               --               --

                                             AS OF DECEMBER 31,
                                      -------------------------------
                                           1999             1998
                                      --------------   --------------
TOTAL AMOUNT OUTSTANDING ($'s):
  Preferred Stock                        210,000,000      210,000,000
  Short-Term Loan                                 --               --
ASSET COVERAGE:
  Per Preferred Stock Share(1)        $       55,740   $       57,562
  Per $1,000 of Short-Term Loan                   --               --
INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share(2)            $       25,000   $       25,000
APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share(2)        $       25,000   $       25,000
  Per $1,000 of Short-Term Loan                   --               --

                                                                    AS OF DECEMBER 31,
                                         ------------------------------------------------------------------------
                                             1997           1996           1995           1994           1993
                                         ------------   ------------   ------------   ------------   ------------
TOTAL AMOUNT OUTSTANDING ($'s):
  Preferred Stock                         150,000,000    100,000,000    100,000,000    100,000,000     35,000,000
  Short-Term Loan                                  --             --             --             --     45,000,000
ASSET COVERAGE:
  Per Preferred Stock Share(1)           $     65,604   $     69,102   $     66,206   $     60,398   $    473,351
  Per $1,000 of Short-Term Loan                    --             --             --             --   $      4,682
INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share(2)               $     25,000   $     25,000   $     25,000   $     25,000   $    100,000
APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share(2)           $     25,000   $     25,000   $     25,000   $     25,000   $    100,000
  Per $1,000 of Short-Term Loan                    --             --             --             --   $      1,000

----------
(1) CALCULATED BY SUBTRACTING THE FUND'S TOTAL LIABILITIES (NOT INCLUDING THE PREFERRED STOCK) FROM THE FUND'S TOTAL ASSETS AND DIVIDING SUCH AMOUNT BY THE NUMBER OF PREFERRED SHARES OUTSTANDING.
(2)  PLUS ACCUMULATED AND UNPAID DIVIDENDS.

                              PORTFOLIO COMPOSITION
                                   (UNAUDITED)

     As of September 30, 2003, the Fund's portfolio included 298 holdings issued by 230 different issuers (consolidated by affiliated companies) having an average yield to maturity of 7.85%. The weighted average maturity of the Fund's portfolio as of this date was approximately 7.16 years.

     The dollar weighted average of Moody's ratings of all bonds held by the Fund for the twelve-month period ended September 30, 2003, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets at September 30, 2003 and is not necessarily representative of the Fund as of the date of this Prospectus or at any other time in the future. As of September 30, 2003, the weighted average maturity of the Fund's portfolio was approximately 7.16 years. See the Statement of Additional Information for a description of the ratings system used by Moody's.

MOODY'S RATING                                  PERCENTAGE OF PORTFOLIO
--------------                                  -----------------------
   Aa                                                       0.13%
   A                                                        0.09%
   Baa                                                      2.26%
   Ba                                                      23.26%
   B                                                       64.49%
   Caa                                                      7.50%
   Ca                                                       0.92%
   C                                                        0.08%
   NR                                                       1.27%
                                                          ------
   Total                                                  100.00%

                                    THE FUND

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure organized as a corporation under the laws of Maryland. T. Rowe Price currently serves as the Fund's investment adviser. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds."

     The Fund invests primarily in "high-yield" fixed-income securities rated in the lower categories by established rating agencies, consisting principally of fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's, and, subject to applicable rating agency guidelines (see "Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. See "Investment Objective and Policies." No assurance can be given that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower-yielding, higher-rated debt securities; credit ratings do not reflect this market risk.

     On July 21, 2003, the Fund issued to the holders of its Common Stock, transferable rights (the "Rights") to purchase additional shares of Common Stock. As a result of the Rights Offering, 23,397,095 shares of Common Stock were issued on August 22, 2003, resulting in gross proceeds to the Fund of $42,348,741.95. As of September 30, 2003, the Fund had total assets of $308,898,933 and total net assets applicable to Common Stock (aggregate assets less senior securities and Fund liabilities) of $195,951,716. After giving effect to such issuance of Common Stock, the Fund's capital structure included 93,528,394 shares of Common Stock, 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 600 shares of ATP Series C and 1,000 shares of ATP Series D.

     Effective October 1, 2001, the Fund has entered into a five-year interest payment swap arrangement (the "Swap Arrangement") with Fleet National Bank ("Fleet"). Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at a fixed annual rate of 4.50%, computed on a notional contract amount of $100 million. In exchange for such payments, Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to the level of short-term interest rates from time to time. The aggregate effect of this Swap Arrangement is to hedge the Fund's dividend payment obligations with respect to $100 million of the ATP, 100% of the ATP Outstanding as of September 30, 2003. See "Investment Objective and Policies" and "Description of ATP -- Dividends and Dividend Periods." After giving effect to the issuance of the new shares of ATP Series C, the Swap Arrangement will hedge the Fund's dividend obligations with respect to 77% of the ATP then Outstanding. The Fund makes dividend payments to the holders of the ATP based on the results of periodic Auctions without regard to the Swap Arrangement. In the event that the Fund fails to satisfy certain asset coverage requirements that give rise to a mandatory redemption of the ATP, the Fund has agreed with Moody's and Fitch that it will terminate the Swap Arrangement to the extent the notional amount of the Swap Arrangement following such redemption would exceed the aggregate liquidation preference of the ATP that would remain Outstanding following such redemption, or in such greater amount as the Fund may determine, subject to deferral to the extent the value of the Swap Arrangement then exceeds a specified benchmark. In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in the Swap Arrangement. The timing and amount of any such adjustment will depend upon market conditions.

     The Fund is registered under the 1940 Act and was organized as a corporation under the laws of the State of Maryland on November 19, 1987. The Fund's address is 33 Broad Street, Boston, Massachusetts 02109, and its telephone number is (617) 263-6400. The Investment Adviser's address is 100 East Pratt Street, Baltimore, Maryland 21202, and its telephone number is
(410) 345-2000.

                                 USE OF PROCEEDS

     The Fund anticipates investing substantially all of the net proceeds from the Offering in accordance with the Fund's investment objective and policies described below. See "Investment Objective and Policies." The net proceeds from the sale of the newly issued shares of ATP Series C offered hereby are estimated to be approximately $29,401,573 (after deducting sales load and estimated offering expenses of approximately $598,427). The Fund currently anticipates that investment of such net proceeds in accordance with the Fund's investment objective and policies will take up to eight weeks from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in high-quality, short-term money market instruments.

                               DESCRIPTION OF ATP

GENERAL

     The following is a brief description of the terms of the ATP. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles which establish and fix the rights and preferences of the newly issued shares of ATP Series C. A copy of the Articles, including a form of the Articles Supplementary establishing the newly issued ATP Series C, are filed as exhibits and are incorporated by reference to the Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described under "Additional Information."

     Pursuant to the Articles, the Fund is authorized to issue 1,000,000 shares of Preferred Stock in one or more series. The Fund previously issued 1,200 shares of ATP Series A and 800 shares of ATP Series B in January 1994 (which subsequently increased to 2,400 shares of ATP Series A and 1,600 shares of ATP Series B pursuant to a stock split), 2,000 shares of ATP Series C in May 1997 and 2,400 shares of ATP Series D in May 1998. In connection with maintaining asset coverage requirements for the ATP, the Fund repurchased $50 million, $10 million, and $50 million of the ATP in fiscal years 2002, 2001, and 2000, respectively. The Fund is offering an additional 1,200 shares of ATP Series C at a price per share of $25,000 plus accumulated dividends thereon, if any. At September 30, 2003, there were 4,000 Outstanding shares of Preferred Stock of which 1,400 are classified as ATP Series A, 1,000 are classified as ATP Series B, 600 are classified as ATP Series C and 1,000 are classified as ATP Series D.

     The Liquidation Value is currently $25,000 with respect to the ATP Series A, Series B, Series C and Series D.

DIVIDENDS AND DIVIDEND PERIODS

     With respect to the newly issued shares of ATP Series C, the initial Applicable Rate and the first Auction Date for the initial Dividend Period will be as set forth on the inside cover page of this Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of ATP -- Dividends and Dividend Periods" in the Statement of Additional Information. During the Standard Term Period for ATP, Series A (September 30, 2003 to October 27, 2003), Series B (September 16, 2003 to October 13, 2003), Series C (September 23, 2003 to October 20, 2003), and Series D (September 9, 2003 to October 6, 2003), dividends were paid at an annual rate of 1.15%, 1.12%, 1.15% and 1.12%, respectively. The annual return on the Fund's portfolio needed to cover dividend payments on the ATP at the current rate is 0.39% calculated as of September 30, 2003. The annual return on the Fund's portfolio needed to cover total leverage related expenses is 1.62% calculated as of September 30, 2003.

     The initial Dividend Period for the newly issued shares of ATP Series C shall be four days. Dividend Periods after the initial Dividend Period shall be either Standard Term Periods or, subject to certain conditions and with notice to holders, Alternate Term Periods (periods longer or shorter than 28 days and having such duration as the Board of Directors shall specify). An Alternate Term Period will not be effective unless, among other things, Sufficient Clearing Orders exist at the Auction in respect of such Alternate Term Period (that is, in general, the number of shares of ATP subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Orders do not exist at any Auction in respect of an Alternate Term Period, the Dividend Period commencing on the Business Day succeeding such Auction will be a Standard Term Period and the holders of the shares of the affected series will be required to continue to hold such shares for such Standard Term Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of one year or less, Dividend Payment Dates shall occur on the Business Day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. For Dividend Periods of more than one year, Dividend Payment Dates shall occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository (the Depository Trust Company or a successor securities depository) on each Dividend Payment Date. See "Description of ATP -- Dividends and Dividend Periods" in the Statement of Additional Information. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Applicable Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend

Period of 184 days or more, (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.

     The Maximum Applicable Rate for the shares of ATP will apply automatically following an Auction for such shares in which Sufficient Clearing Orders have not been made (other than because all shares of ATP were the subject of Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the dividend rate is the Default Rate, as described below).

     While any shares of ATP are Outstanding, the Fund generally may not (subject to certain exceptions) declare, pay or set apart for payment any dividend or other distribution in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the ATP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares or any such parity shares unless certain conditions have been satisfied. These conditions include the following: (i) immediately thereafter the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage would be achieved, (ii) full cumulative dividends on the ATP due on or prior to the date of the transaction have been declared and paid, and (iii) the Fund has redeemed the full number of shares of ATP required to be redeemed by any provision for mandatory redemption contained in the Articles. See "Description of ATP -- Dividends and Dividend Periods" in the Statement of Additional Information.

DEFAULT PERIOD

     A Default Period will commence if the Fund fails to (i) declare in a timely manner the full amount of any dividend due on any Dividend Payment Date, (ii) pay in a timely manner to the Auction Agent the full amount of any dividends due on the ATP or the redemption price for any shares of ATP called for redemption, and such failure is not cured in a timely manner, or
(iii) maintain the Aaa/AAA Credit Rating unless such failure is cured by the Dividend Payment Date next following the date of such failure. The Applicable Rate for a Default Period, including any Dividend Period commencing during a Default Period, will be the Default Rate. The Default Rate is the Reference Rate multiplied by three. Holders of two-thirds of the Outstanding shares of ATP, acting collectively, or the ATP Series C, acting as a separate series, may waive any dividend default, redemption default or rating default.

     The Minimum Applicable Rate will apply automatically following an Auction in respect of a Dividend Period of 93 days or fewer in which all of the Outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The Minimum Applicable Rate is 80% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect of Dividend Periods of more than 93 days.

     Prior to each Auction, Broker-Dealers will notify holders of the ATP of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     The Fund may enter into transactions such as swaps, caps, collars and floors with the purpose of hedging its dividend payment obligations with respect to the ATP. See "The Fund" and "Investment Objective and Policies -- Certain Investment Practices" in the Statement of Additional Information.

NOTIFICATION OF DIVIDEND PERIOD

     The Fund will designate the duration of Dividend Periods of ATP
Series C; provided, however, that no such designation is necessary for a Standard Term Period and such designation shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the ATP shall have been cured as set forth above, (iii) Sufficient Clearing Orders shall have existed in the Auction held on the Auction Date immediately preceding the first day of any proposed Alternate Term Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Description of ATP -- Redemption" in the Statement of Additional
Information, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and has consulted with the Broker-Dealers and has provided notice and an ATP Basic Maintenance Certificate to Moody's
(if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and so requires.

     If the Fund proposes to designate any Alternate Term Period following the Date of Original Issue, generally not less than three Business Days nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (A) made by press release and (B) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (x) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (y) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(X) its determination, subject to certain conditions, to proceed with such Alternate Term Period, subject to the terms of any Specific Redemption Provisions, or (Y) its determination not to proceed with such Alternate Term Period, in which latter event the succeeding Dividend Period shall be a Standard Term Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

     (i) a notice stating that (A) the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation pursuant to clause (v) above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

     Notwithstanding the foregoing, the Fund may designate the succeeding Dividend Period as an Alternate Term Period on the second Business Day next preceding the first day of such succeeding Dividend Period by giving notice as contemplated by clause (i) above and by issuing a press release containing the information in such notice.

     If the Fund is unable to make the confirmation pursuant to clause (v) above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, the Fund shall deliver a notice to the Auction Agent that the Fund has been unable to make such confirmation and that such Dividend Period will be a Standard Term Period.

MANDATORY REDEMPTION

     If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or as of the last Business Day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two Business Days following such Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount as of such Valuation Date or the last Business Day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last Business Day, the ATP will be subject to mandatory redemption out of funds legally available therefor to the extent necessary to result in the Fund having sufficient Eligible Assets or to restore the 1940 Act ATP Asset Coverage, as the case may be. If the Fund at any time fails to maintain the Aaa/AAA Credit Rating and the Fund is unable to restore the Aaa/AAA Credit Rating within 90 calendar days thereafter, all shares of ATP will be subject to mandatory redemption out of funds legally available therefor. To maintain the Aaa/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations (as used in the rules and regulations of the Exchange Act), one of which must be Moody's or S&P. The ATP will be rated by Moody's and Fitch on the Date of Original Issue, although the Fund reserves the right to obtain a rating or ratings from additional and/or substitute rating agencies, subject to the preceding sentence.

     The redemption price in the event of a mandatory redemption of a share of ATP will be the Liquidation Value of such share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year only) any redemption premium specified in any Specific Redemption Provisions. In the event any mandatory redemption is required, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, subject to the terms of any Specific Redemption Provisions. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. See "Description of ATP -- Redemption" in the Statement of Additional Information. Shares of ATP may be subject to mandatory redemption in accordance with the foregoing mandatory redemption provisions notwithstanding the terms of any Specific Redemption Provisions.

OPTIONAL REDEMPTION

     To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days' prior notice. The optional redemption price per share shall be the Liquidation Value, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. See "Description of ATP -- Redemption" in the Statement of Additional Information.

     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the applicable Liquidation Value, but is under no obligation to do so.

RATINGS

     It is a condition of the Underwriter's obligation to purchase the newly issued shares of ATP Series C offered in the Offering that the Fund obtain the Aaa/AAA Credit Rating from Moody's and Fitch for the newly issued shares of ATP
Series C on the Date of Original Issue. While there is no assurance that the Aaa/AAA Credit Rating with respect to the newly issued shares of ATP Series C will not be changed, suspended or withdrawn, the Fund will endeavor to maintain such rating and any failure to maintain such rating would, subject to cure and certain exceptions, result in mandatory redemption of the ATP. See "Mandatory Redemption" above. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

ASSET MAINTENANCE

     Under the Fund's Articles, the Fund must maintain (i) as of each Valuation Date, Eligible Assets having, in the aggregate, a Discounted Value at least equal to the ATP Basic Maintenance Amount, and (ii) as of the last Business Day of each month, 1940 Act ATP Asset Coverage of at least 200%. See "Description of ATP -- Asset-Maintenance" in the Statement of Additional Information.

     The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the ATP Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the Aaa/AAA Credit Rating with respect to the newly issued shares of ATP Series C on their Date of Original Issue. See "Rating Agency Guidelines" in the Statement of Additional Information. Additional Discount Factors and guidelines for calculating the discounted value of investment company portfolios have been established by other rating agencies, such as S&P. Such guidelines, which are similar but not identical to those established by Moody's and Fitch, as well as various other covenants and tests such as liquidity tests, would apply in the event the Fund determined to seek (and was successful in obtaining) a rating from one or more of such agencies with respect to the ATP.

     The Fund estimates that on the Date of Original Issue of the newly issued shares of ATP Series C, based on the composition of its portfolio as of September 30, 2003, the 1940 Act ATP Asset Coverage, after giving effect to the issuance of the new shares of ATP Series C ($30 million), and the deduction of sales load and estimated offering expenses for such shares ($598,427), will be 250%.

LIQUIDATION PREFERENCE

     Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of ATP then Outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares ranking junior to the ATP upon liquidation, an amount equal to the liquidation preference with respect to the ATP. The liquidation preference shall be Liquidation Value plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent; no redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. After the payment to the holders of ATP of the full preferential amounts provided for as described herein, the holders of ATP as such shall have no right or claim to any of the remaining assets of the Fund. See "Description of ATP -- Liquidation" in the Statement of Additional Information.

     Neither a consolidation or merger of the Fund with or into any other company or companies, nor a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company (unless there is a material adverse affect on any designation, right, preference or limitation of the ATP or any shares issuable in exchange for shares of ATP in any such consolidation or merger), will be deemed to be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

VOTING RIGHTS

     Except as otherwise indicated herein or as otherwise required by applicable law, holders of the ATP will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. The 1940 Act requires that the holders of shares of ATP, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time two years' dividends on any shares of ATP are unpaid. The holders of shares of ATP will vote as a separate class on certain other matters as required under the Articles or applicable law. In addition, to the extent permitted by the 1940 Act, each series of ATP may vote as a separate series in certain circumstances. See "Management of the Fund -- Board of Directors" and "Description of ATP -- Voting Rights" in the Statement of Additional Information.

                               AUCTION PROCEDURES

DIVIDEND RATES AND AUCTION DATES

     The dividend rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the dividend rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in an Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of 93 days or fewer, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the dividend rate for that Dividend Period will be the Maximum Applicable Rate. Except in the case of a default as described above or where all shares of the ATP are subject to Submitted Hold Orders, if there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period, and the dividend rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 p.m., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

SUBMISSION OF ORDERS TO AUCTION AGENT

     Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the aggregate number of shares that are the subject of such Order, (B) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (C) the rate, if any, specified in each Order.

     If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

     Only in the case of an Auction preceding a Dividend Period of 93 days or fewer and following a Dividend Period of 93 days or fewer, if an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. In the case of all other Auctions, if a Hold/Sell or Sell Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Sell Order to have been submitted on behalf of such

Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     If one or more Orders covering in the aggregate more than the number of shares of ATP held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

     If more than one Order is submitted on behalf of any Existing Holder or Potential Holder, each Order submitted will be a separate Order.

     In the case of any Dividend Period of 93 days or fewer, if any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

     In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

DETERMINATION OF SUFFICIENT CLEARING ORDERS AND APPLICABLE RATE

     Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

ACCEPTANCE OF ORDERS AND ALLOCATION OF SHARES

     Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.

     If Sufficient Clearing Orders exist, subject to the Rounding Procedures:

     (i)   all Submitted Hold Orders will be accepted;

     (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

     (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;

     (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

     (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

     (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i),
           (iii), (iv) and (v) above, in
           which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

     If Sufficient Clearing Orders do not exist, subject to the, Rounding
     Procedures:

     (i)   all Submitted Hold Orders will be accepted;

     (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

     (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

     (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of ATP determined in accordance with the Proration Procedures.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted, and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an Auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of ATP for the next Dividend Period.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

     If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

BROKER-DEALERS; COMMISSIONS

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after any such termination.

     A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

     Lehman currently serves as the Broker-Dealer for the ATP Series C and intends to serve as the Broker-Dealer for the newly issued shares of ATP Series
C. Other firms may serve as Broker-Dealers in connection with Auctions, although there is no assurance that they will do so.

     The Auction Agent after each Auction will pay to the Broker-Dealer, from funds provided by the Fund, a service charge at an annual rate of .25 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year and, in the case of Dividend Periods of one year or more, a percentage agreed upon between the Fund and the Broker-Dealer, of the purchase price of shares placed by the Broker-Dealer at such Auction. For purposes of this paragraph, shares will be placed by a Broker-Dealer if such shares were the subject of (i) Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through the Broker-Dealer or (ii) an Order submitted by the Broker-Dealer that is (A) an Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) an Order of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, a Broker-Dealer will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them had submitted valid Hold Orders.

THE AUCTION AGENT

     Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, serves as Auction Agent with respect to the ATP and intends to serve as the Auction Agent for the newly issued shares of ATP Series C. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of the newly issued shares of ATP Series C. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable to the Fund for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

     The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of (i) the 90th day after the delivery of such notice and (ii) the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.

MASTER PURCHASER'S LETTER

     Each prospective purchaser of shares of ATP Series C or its Broker-Dealer will be required to sign and deliver to the Auction Agent, as a condition to such purchaser's purchasing shares of ATP in any Auction or otherwise, a Master Purchaser's Letter, the form of which is attached as Appendix A to this Prospectus, in which such prospective purchaser or its Broker-Dealer will agree, among other things:

     (a) to participate in Auctions for shares of ATP in accordance with the Auction Procedures described in this Prospectus;

     (b) to sell, transfer or otherwise dispose of shares of ATP only pursuant to a bid or a Sell Order in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer; and

     (c) to have the ownership of the shares of ATP as to which such purchaser or its Broker-Dealer is the Existing Holder maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such purchaser's beneficial ownership, and to authorize such Agent Member to disclose to the Auction Agent such information with respect to such purchaser's beneficial ownership as the Auction Agent may request.

     Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

     AN EXECUTION COPY OF THE MASTER PURCHASER'S LETTER IS INCLUDED WITH THIS PROSPECTUS. EXECUTION BY A PROSPECTIVE PURCHASER OR ITS BROKER-DEALER OF A MASTER PURCHASER'S LETTER IS NOT A COMMITMENT TO PURCHASE SHARES OF ATP IN THE OFFERING BEING MADE BY THIS PROSPECTUS OR IN ANY AUCTION OR OTHERWISE, BUT IS A CONDITION PRECEDENT TO SUCH PURCHASER'S PURCHASING SHARES OF ATP.

                            RATING AGENCY GUIDELINES

     The Fund intends at all times that, so long as any shares of ATP are Outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the Aaa/AAA Credit Rating with respect to the ATP. Should the Fund determine to seek (and be successful in obtaining) a rating from any other rating agency or issue senior securities, other than the ATP, which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the ATP. The guidelines described below, which are set forth in greater detail in the Statement of Additional Information, have been developed independently by Moody's and Fitch in connection with issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the ATP, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the ATP only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the ATP Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio.

     Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to retain the ATP Basic Maintenance Amount on or prior to the Asset Coverage Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on disposition of portfolio securities. To the extent any such failure is not cured within two Business Days, the ATP will be subject to mandatory redemption thereafter. The "ATP Basic Maintenance Amount" equals the sum of (i) the aggregate liquidation preference of ATP then Outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of ATP -- Asset Maintenance" in the Statement of Additional Information.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the ATP may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, adopt, amend, alter or repeal any definitions, covenants or other obligations of the Fund in the Articles Supplementary, provided the Board of Directors has obtained written confirmation from any rating agency which is then rating the ATP and which so requires that any such change would not impair the respective rating then assigned to the ATP.

     As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. Fitch has stated that its rating on the ATP does not address the market liquidity of the ATP. The ratings on the ATP are not recommendations to purchase, hold or sell ATP, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the Rating Agency Guidelines described above address the likelihood that a holder of ATP will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.

                                    TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the ATP. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local, foreign, and other tax consequences of such an investment and of potential changes in applicable tax laws.

     The Fund has elected to be treated as a regulated investment company (a "RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to operate so as to meet the Code requirements for qualification as a RIC. However, no assurance can be given that such requirements will be met. If the Fund qualifies for taxation as a RIC, it generally will not be subject to federal corporate income taxes on that portion of its income that is currently distributed to its stockholders. This deduction for dividends paid to stockholders substantially eliminates the federal "double taxation" on earnings (once at the corporate level and once again at the stockholder level) that generally results from investments in a corporation.

     Under present law, the ATP will constitute stock of the Fund, and thus distributions with respect to the ATP (other than distributions in redemption of the ATP subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to the stockholders and will not qualify for the dividends received deduction available to corporations under section 243 of the Code. However, dividends designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of the stockholders. In addition, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years through 2008), dividends paid by the Fund to individuals may constitute qualified dividend income eligible for a maximum rate of 15%. The amount of qualified dividend income realized by the Fund is not expected to be significant, and there is no assurance that any such income will be realized by the Fund in any year. The Internal Revenue Service (the "Service") currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the ATP as capital gain dividends in proportion to the ATP's share of the total dividends paid to both the ATP and the Common Stock during the year. The amount of net long-term capital gain realized by the Fund is not expected to be significant, and there can be no assurance that any such income will be realized by the Fund in any year. Any distribution in excess of the Fund's earnings and profits will first reduce a stockholder's adjusted basis in his shares of the

ATP and, after such adjusted basis is reduced to zero, will constitute a capital gain to a stockholder whose shares of the ATP are held as a capital asset. See "Taxation" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds." The Fund cannot ensure that it will attain its investment objective. The Fund's investment objective and the restrictions described below under "Investment Restrictions" are fundamental policies and thus may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the Outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

INVESTMENT STRATEGY

     The policies described below may be changed by the Fund without the approval of the Fund's stockholders.

     The Fund seeks to achieve its investment objective by investing primarily in "high-yield" fixed-income securities rated in the lower categories by recognized rating agencies, consisting principally of fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P and, subject to applicable rating agency guidelines, (see "Rating Agency Guidelines") non-rated securities deemed by the Investment Adviser to be of comparable quality. Because non-rated securities are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets under the Rating Agency Guidelines, however, it is not presently anticipated that such securities will comprise a significant percentage of the Fund's investments, although the Fund reserves full flexibility in this regard. See "Rating Agency Guidelines." Under normal market conditions, the Fund will have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in securities rated BB or lower by S&P or Ba or lower by Moody's or non-rated securities deemed by the Investment Adviser to be of comparable quality. This policy may not be changed without providing stockholders with 60 days' notice. The average maturity of the Fund's portfolio is expected to be between six and ten years; however, depending upon market conditions, this range may be shortened or lengthened.

     Fixed-income securities which the Fund has the right to acquire include preferred stocks (limited to 20% of the Fund's total assets and subject to compliance with the Rating Agency Guidelines as described above) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, zero coupon securities and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the Discounted Value under the Rating Agency Guidelines.

     The Fund may invest up to 20% of its total assets in illiquid securities (determined as of the time of investment). Rule 144A Securities are not included in this 20% limitation. In general, the Commission defines illiquid securities as those that cannot be sold in the ordinary course of business within seven days at approximately the value assigned to them by the Fund. Illiquid securities may offer higher yields than comparable publicly traded securities, but the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so. Illiquid securities are generally eligible for inclusion in the Discounted Value of the portfolio for purposes of the Rating Agency Guidelines of Moody's or Fitch in effect as of the date of this Prospectus only if they are Rule 144A Securities.

     The Fund is permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the Discounted Value of the Fund's portfolio under the Rating Agency Guidelines. Zero coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. The Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to stockholders as ordinary income. In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

     Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Rating Agency Guidelines (under which the Fund's ability to invest in lower-rated securities having relatively low Discounted Values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in money market instruments, including rated and (subject to compliance with the Rating Agency Guidelines) unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The Fund reserves the right to invest in securities rated higher than Ba by Moody's or BB by S&P or non-rated fixed-income securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes, including maintenance of applicable asset coverage requirements when the Investment Adviser anticipates adverse market conditions. Investments in higher-rated issues may serve to lessen a decline in NAV but may also affect the amount of current income produced by the Fund, as the yields from such issues are usually lower than those from lower-rated issues.

CERTAIN INVESTMENT PRACTICES

     The Fund and the Investment Adviser reserve the right to engage in certain investment practices in order to help achieve the Fund's investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of futures contracts and options thereon, entering into interest rate transactions, such as swaps, caps, tears or collars for the purpose of hedging the Fund's exposure to interest rates (including changes in dividend payments on the ATP), reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities no longer than one day). So long as the ATP is Outstanding, the Fund may not utilize certain investment practices, such as entering into swap agreements, the making of securities loans and buying or selling futures contracts and options thereon, unless the Fund receives written confirmation from Moody's, Fitch or any other rating agency which is then rating the ATP and which so requires, that any such action will not impair the Aaa/AAA Credit Rating. Further, the Rating Agency

Guidelines limit or have the effect of
limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities) and options, to the extent such investments are not eligible for inclusion in the Discounted Value of the Fund's portfolio or the Rating Agency Guidelines specify terms and restrictions on such investments. See "Rating Agency Guidelines" and "Investment Objective and Policies -- Certain Investment Practices" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and a majority of the Outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Under these restrictions, the Fund may not:

     1. Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

     4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

     7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

     8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

     9.   Acquire more than 10% of the voting securities of any issuer.

     10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

     11. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     12. Make investments for the purpose of exercising control or management over the issuer of any security.

     The Fund also will be subject to certain investment restrictions so long as the ATP remains Outstanding, which may prohibit or limit certain practices that are otherwise authorized. See "Certain Investment Practices" above and "Rating Agency Guidelines."

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund is subject to a number of risks and special considerations, including the following:

RISKS OF INVESTING IN ATP

     AUCTION RISK. Your ability to dispose of shares of ATP may be largely dependent on the success of an Auction, which provides liquidity for the sale of the ATP. If the Auction fails; that is, if there are more ATP shares offered for sale than there are buyers for those shares, then you may not be able to sell your shares of the ATP. There is no assurance that any particular Auction will be successful. Neither the Fund nor any Broker-Dealer is obligated to ensure that an Auction will be successful or to purchase shares of ATP in an Auction or otherwise. The Fund is not required to redeem shares of ATP in the event of a failed Auction. In addition, if you place Hold Orders (Orders to retain the ATP) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your shares of ATP. If you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the Dividend Period may be changed, subject to certain conditions and with notice to Holders of ATP, which could affect the liquidity of your investment. See "Description of ATP" and "Auction Procedures."

     SECONDARY MARKET RISK. There is no assurance that a secondary market outside of the Auctions for the ATP will develop, whether or not such Auctions are successful, or if such a market does develop, that shares of ATP will trade at or close to the Liquidation Value. If the Fund has designated a Dividend Period for ATP which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, any increase in interest rates will likely have an adverse affect on the secondary market price of ATP. In such case, you may have fewer opportunities to obtain liquidity if Auctions do not occur frequently. If you try to sell your ATP shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Thus, under certain circumstances, you may not have liquidity of investment.

     The Fund does not intend to apply for listing of the newly issued shares of ATP Series C on a national securities exchange, but has been advised by Lehman that it currently intends to make a market in the ATP Series C as permitted by applicable laws and regulations. Lehman is not obligated to make a market in the ATP Series C between Auctions and, therefore, a holder of ATP Series C may not be able to liquidate its position in the ATP Series C between Auctions at a price per share equal to its liquidation preference (i.e. Liquidation Value, plus accumulated dividends).

     RATINGS AND ASSET COVERAGE RISK. While Moody's and Fitch assign ratings of Aaa and AAA, respectively, to the ATP, the ratings do not eliminate or necessarily mitigate the risks of investing in the ATP. A rating agency could downgrade its rating of the ATP or withdraw its rating of the ATP at any time, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating of ATP or withdraws its rating without timely replacement by a rating from a suitable successor rating agency, the Fund may alter its portfolio or redeem the ATP. If the Fund fails to satisfy the asset coverage requirements under the 1940 Act and the Rating Agency Guidelines discussed under "Description of ATP -- Asset Maintenance," the Fund may be required to redeem a sufficient number of the ATP in order to return to compliance with the asset coverage requirements, including possibly ATP having Dividend Periods of longer than one year. The Fund may be required to redeem the ATP at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem the ATP under certain circumstances in order to meet asset maintenance tests. See "Description of ATP -- Mandatory Redemption" and "Description of ATP --
Optional Redemption." See also "Description of ATP -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     INFLATION RISK. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your ATP investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the ATP shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, ATP dividend rates would increase, tending to offset this risk.

     INDEBTEDNESS RISK. The Fund may incur indebtedness with the consent of Moody's and Fitch. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Interest payments on borrowings must be made prior to the payment of dividends on Preferred Stock, including ATP.

     ATP represents a perpetual equity interest in the Fund (except to the extent redeemable by the Fund) and does not give rise to a claim for payment of a principal amount at a particular date. As such, ATP effectively ranks behind all indebtedness or other non-equity claims on the Fund with respect to assets available to satisfy claims on the Fund. In addition, in the event of the dissolution, liquidation or winding up of the affairs of the Fund, after payment of the liquidation preference and all dividends accumulated to and unpaid through the date of final distribution, holders of ATP will not be entitled to any further participation in any distribution of assets of the Fund.

     LEVERAGE. The Fund has had a leveraged capital structure since its organization. Assuming issuance of the new shares of ATP Series C in the Offering (after giving effect to the sales load and estimated offering expenses) at September 30, 2003, the Fund would have had total assets of approximately $338,300,506 consisting of ATP having an aggregate liquidation preference of approximately $130,000,000 and net assets attributable to Common Stock of approximately $195,353,289.

     The terms of the Fund's arrangements with Moody's and Fitch, which have been agreed to in order to obtain investment grade ratings for the ATP, require that the Fund maintain (i) asset coverage with respect to the ATP at least equal, on a discounted basis, to the liquidation preference of the ATP plus certain accrued and projected payment obligations of the Fund and other amounts on an on-going basis and (ii) non-discounted asset coverage of at least 200% of the aggregate liquidation preference of the ATP as of the last Business Day of each month. See "Description of ATP -- Asset Maintenance." The 1940 Act also requires that the Fund maintain asset coverage of at least 200% on a non-discounted basis as a condition of paying dividends to the holders of the Common Stock.

     As market conditions and the value of portfolio securities decline, one effect of the foregoing requirements is to cause the Fund to invest in higher-quality, lower-yielding assets and/or to maintain relatively substantial balances of highly liquid assets having low Discount Factors assigned by the rating agencies in order to remain in compliance with asset coverage requirements, which may tend to reduce portfolio yield. In addition, the value of higher-quality assets may react with greater volatility to interest rate changes than would lower quality assets.

     If the dividend rate on the ATP exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the ATP would be reduced. Any decline in the NAV of the Fund's investments also could increase the risk of the Fund failing to meet its asset coverage requirements, of losing its ratings on the ATP or, in an extreme case, of the Fund's current investment income not being sufficient, which would cause the Fund to liquidate investments in order to fund a redemption of some or all of the ATP. Under some circumstances, the Fund may be required to redeem or repurchase senior securities in order to remain in compliance with applicable asset coverage requirements, which requires the liquidation of portfolio securities, causing the possible realization of substantial losses and the incurrence of transaction costs. As market conditions improve and market opportunities arise, the discounted asset coverage requirements tend to restrict the redeployment of assets from cash and higher-quality assets having lower Discount Factors to lower quality, higher-yielding assets having higher Discount Factors, even when such securities are available at attractive prices. Also, redeploying cash as the value of the Fund's assets rise involves significant transaction costs and possible delays, which further inhibits the Fund's ability to take advantage of a favorable investment environment.

     To the extent the Fund establishes Standard Term Periods or other relatively short Dividend Periods for the ATP and does not effectively hedge the risk associated with changes in short-term interest rates, the Fund would be vulnerable to increases in short-term interest rates.

PAYMENT RESTRICTIONS

     Holders of shares of stock, including ATP, are entitled to receive dividends only when, as and if declared by the Board of Directors and only out of funds legally available therefor. State corporation laws generally limit the funds out of which issuers incorporated thereunder may pay to stockholders as a dividend. For example, under Maryland law, dividends may not be paid if after giving effect to the dividend, the Fund would not be able to pay its debts as they became due in the usual course of business or the Fund's total assets would be less than the sum of its total liabilities plus the amount needed to satisfy the preferential rights of stockholders whose preferential rights upon dissolution are superior to those receiving the dividend.

     During any annual period when the Fund may not have funds legally available to pay the scheduled dividends then due on the ATP, the Fund may not pay dividends on the Common Stock until the scheduled dividends on the shares of ATP have been paid or provided for. Also, the Fund is not permitted to declare any cash dividends or distributions on its Common Stock unless, at the time of such declaration and after deducting the amount of such dividend, the Fund is in compliance with the 1940 Act ATP Asset Coverage test and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. This prohibition on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of ATP from time to time, to the extent necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a RIC under the Code. See "Taxation."

SWAP ARRANGEMENT

     In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's costs associated with the dividend payments on the ATP or to seek to enhance the Fund's return, the Fund may enter into interest rate swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counter-party in the transaction that could adversely affect the Fund's performance. In addition, swap transactions give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event its counter-party failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counter-party, the Fund's dividend payment obligation with respect to the ATP would no longer be hedged. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by a counter-party, are substantially smaller.

     Effective October 1, 2001, the Fund entered into a Swap Arrangement with Fleet for the purpose of hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at a fixed annual rate of 4.50%, computed on a notional contract amount of $100 million. In exchange for these payments, Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.31% to 1.44% for the six-month period ended June 30, 2003. Thus, in the current interest rate environment, the Swap Arrangement requires the Fund to make net payments to Fleet.

PRIVATE PLACEMENT SECURITIES

     The Fund is permitted by its investment objective and policies to invest in private placement securities, subject to the limitation on illiquid securities described above under "Investment Objective and Policies -- Investment Strategy." Private placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Because only the issuer of the securities can prepare and file a registration statement under the Securities Act, the Fund may not be able to obtain registration at the most desirable time.

     The proceeds to the Fund from the sale of restricted securities acquired by private placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of private placement securities at times or prices which are disadvantageous to the Fund.

     Private placement securities, unless they are Rule 144A Securities, are generally ineligible for inclusion in the calculation of the Discounted Value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain Outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate Discounted Value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in private placement securities.

GENERAL RISKS OF INVESTING IN THE FUND

     The Fund will invest generally in securities that are rated below investment grade by recognized rating agencies or, that are non-rated but determined by the Investment Adviser to be of comparable quality. Securities rated below investment grade quality are commonly known as "high-yield," high risk or "junk bonds." Junk bonds, while generally offering higher yields that investment grade securities with similar maturities and features, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-rated securities. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. The issuer's ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer's inability to meet specific projected business forecasts or the inability of the issuer to obtain additional financing. High-yield securities are often unsecured and subordinated to other creditors of the issuer.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Adviser, custodian and transfer agent. The management of the Fund's day-to-day operation is delegated to its officers and the Investment Adviser, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER

     T. Rowe Price, with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the Fund's investment adviser since December 2, 2002. On that date, the Fund terminated its investment advisory agreement with Wellington Management, which had served as investment adviser to the Fund since February 19, 1992. T. Rowe Price is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is organized under the laws of Maryland. It is a wholly owned subsidiary of Price Group, a publicly-traded financial services holding company founded in 1937 by Thomas Rowe Price, Jr. The address of Price Group is 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2003, T. Rowe Price and its affiliates held discretionary authority over approximately $161.2 billion of assets, including approximately $52.3 billion of fixed-income securities of which approximately $8.7 billion represented "high-yield" investments. T. Rowe Price has provided investment advisory services to investment companies since 1937.

     The Fund is managed by the Investment Adviser's Investment Advisory Committee chaired by Mark J. Vaselkiv, a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Department, heading taxable "high-yield" bond management. Mr. Vaselkiv is primarily responsible for day-to-day management of the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Vaselkiv has served in this capacity since T. Rowe Price succeeded to the management of the Fund's portfolio on December 2, 2002. He also serves as President of the T. Rowe Price High Yield Fund and Chairman of its Investment Advisory Committee. Mr. Vaselkiv has managed "high-yield" bond portfolios at T. Rowe Price for 15 years through a variety of market conditions. Prior to joining T. Rowe Price, he was employed as a Vice President, analyzing and trading "high-yield" debt securities, for Shenkman Capital Management, Inc. in New York, and as a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mr. Vaselkiv earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in Finance from New York University, New York.

     The investment advisory agreement between the Investment Adviser and the Fund (the "Advisory Agreement") became effective on December 2, 2002 following the termination of the advisory agreement with Wellington Management, the Fund's former investment adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act. The Board of Directors, not the

Investment Adviser, is responsible for determining the amount and type of leverage to which the Fund is subject, and for making any related hedging arrangements.

     Under the Advisory Agreement, the Investment Adviser receives a fee equal to an annual rate of the Fund's Base Net Assets, based on the Fund's average weekly NAV, equal to .50% on the first $50 million of Base Net Assets, .40% on the next $50 million of Base Net Assets and .30% on Base Net Assets in excess of $100 million. "Base Net Assets" means the Fund's net assets attributable to the Fund's outstanding Common Stock and senior securities within the meaning of Section 18 of the 1940 Act. Base Net Assets includes the liquidation preference and principal amount attributable to the Fund's senior securities (currently the ATP) but not accrued interest and dividends relating to those senior securities. At December 31, 2002, the Fund's Base Net Assets were $231,170,000 under this definition. The aggregate dollar amount paid by the Fund to T. Rowe Price under the terms of the Advisory Agreement from December 2, 2002 through December 31, 2002 was $51,000. During this period, T. Rowe Price was paid under the predecessor's fee structure pursuant to an SEC rule. Under the prior investment advisory agreement with Wellington Management, the aggregate dollar amounts paid by the Fund for the periods January 1, 2000 through December 31, 2000, January 1, 2001 through December 31, 2001, and January 1, 2002 through December 2, 2002 were $1,039,000, $873,622, and $635,000, respectively.

     The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

ADMINISTRATIVE SERVICES

     Unlike many other investment companies, the Fund does not rely on its Investment Adviser to provide administrative and managerial services. Accordingly, since February 1992 the Fund has engaged Ellen E. Terry, Vice President and Treasurer, to perform administrative services. Subject to the supervision of the Board of Directors and officers of the Fund, Ms. Terry, among other things, coordinates the preparation of the Fund's semi-annual, annual and other periodic reports, proxy statements and other communications with stockholders; oversees the preparation of the Fund's periodic reports required to be filed with the Commission and the rating agencies; and assists in responding to stockholder/retail broker inquiries and disseminating information to the same based on information provided. Since February 1992, the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the Board of Directors and Ms. Terry.

     Ms. Terry receives $12,875 per month, plus an insurance premium that is subject to adjustment upward if insurance premiums increase, for the services set forth above, pursuant to an agreement dated as of October 31, 2002. Ms. Terry's services are terminable by either party on 90 days' written notice. Pursuant to an agreement dated as of October 31, 2002, Mr. Saidnawey receives $8,369 per month, plus insurance premium that is subject to adjustment upward if insurance premiums increase, for the services set forth above and his services are terminable by either party on 90 days' written notice. Unlike other funds that are affiliated with larger organizations, the Fund relies on Ms. Terry, Mr. Saidnawey and Robert F. Birch, its President, for its administrative, managerial and related services. In the event of a departure of these individuals, the Fund would likely be forced to replace them with others or with a larger organization, which could result in an increase in the Fund's annual expenses.

                           DESCRIPTION OF COMMON STOCK

     In addition to the Preferred Stock, the Fund's Articles authorize the issuance of up to 200 million shares of Common Stock. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and non-assessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. On July 21, 2003, the Fund issued to its holders of Common Stock one Right for each three shares of Common Stock they owned on July 21, 2003. Holders of Rights were entitled to acquire one new share of Common Stock for each Right held. The Rights Offering expired on August 18, 2003, and 23,397,095 Rights were exercised. After giving effect to the issuance of Common Stock pursuant to the Rights Offering, as of September 30, 2003, 93,528,394 shares of Common Stock were issued and outstanding.

     The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock and ATP voting for the election of those Directors subject to election by the Common Stock and the ATP can elect all of the Directors subject to election by them if they choose to do so. In such event, the holders of the remaining shares of Common Stock and ATP voting for the election of Directors who are subject to election by the Common Stock and the ATP will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the ATP on all matters except as described under "Description of ATP -- Voting Rights."

     The rights of the holders of the Common Stock may not be modified by a vote of less than a majority of the shares of Common Stock outstanding.

     The Common Stock is listed on the New York Stock Exchange under the symbol "HYB."

     Under the 1940 Act, the Fund cannot declare or pay dividends or other distributions on the Common Stock or purchase any shares of Common Stock if, at the time of the declaration, distribution or purchase, as applicable, (and after giving effect thereto), asset coverage with respect to senior securities representing indebtedness (as defined in the 1940 Act), if any, would be less than 300% and/or, as applicable, asset coverage with respect to the ATP would be less than 200%. Dividends or other distributions on or purchases of the Common Stock also will be prohibited at any time dividends on the ATP are in arrears or the ATP Basic Maintenance Amount is not maintained.

     Pursuant to the Fund's Dividend Reinvestment Plan, holders of the Fund's Common Stock may elect to have all distributions of dividends and capital gains paid in cash, which will be paid by check and mailed directly to such holders by EquiServe Trust Company, N.A. as dividend paying agent (the "Dividend Paying Agent"). All distributions from the Fund will be automatically reinvested by the Dividend Paying Agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"), unless holders of Common Stock elect not to participate in the Plan. Stockholders may elect not to participate in the Plan and to have all distributions of dividends and capital gains paid in cash by sending written instructions to the Dividend Paying Agent at the following address: EquiServe, P.O. Box 43011, Providence, Rhode Island 02940-3011 or by calling toll free at
(800) 426-5523.

             CONVERSION TO OPEN-END STATUS AND REPURCHASE OF SHARES

CONVERSION TO OPEN-END STATUS

     The Fund's Board of Directors may elect at any time to submit to the holders of the Common Stock and the ATP a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the ATP (subject to any Specific Redemption Provisions) as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high-yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the New York
Stock Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have Preferred Stock, thus requiring a redemption of the ATP.

REPURCHASE OF COMMON STOCK

     Shares of closed-end management investment companies frequently trade at a discount from NAV but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Stock might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its Common Stock in the open market or by tendering for its own shares of Common Stock at NAV. Any purchase by the Fund of its Common Stock as at a time when the shares of ATP are Outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. Repurchases of Common Stock may result in the Fund being required to redeem shares of ATP to satisfy asset coverage requirements. Notwithstanding the foregoing, so long as any shares of ATP are Outstanding, the Fund may not purchase, redeem or otherwise acquire any Common Stock unless (1) all accumulated dividends on the ATP have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition, the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (determined after deducting the acquisition price of the Common Stock) are met. Any tender offer will be made and holders of Common Stock notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both.

                      CUSTODIAN, AUCTION AGENT, REGISTRAR,
                         TRANSFER AGENT AND PAYING AGENT

     State Street Bank and Trust Company, with principal place of business at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of Fund's securities and cash. Its services include holding securities, delivering securities, registering securities, opening and maintaining bank accounts, collecting income, paying of Fund monies, and executing certain documents for tax purposes. In accordance with SEC rules, Fund assets may be outside the United States in the custody of non-U.S. banks and securities depositories.

     Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, acts as the Registrar, Transfer Agent, Paying Agent and Auction Agent for the ATP. Deutsche Bank Trust Company Americas has its principal business address at 60 Wall Street, New York, New York 10005-2958.

     EquiServe Trust Company, N.A., as assignee of State Street Bank and Trust Company, serves as the Transfer Agent, Registrar and Dividend Paying Agent for the Fund's Common Stock. The principal business address of EquiServe Trust Company, N.A. is 150 Royall Street, Canton, Massachusetts 02021.

                                  UNDERWRITING

     Lehman Brothers Inc., whose principal office is located at 745 Seventh Avenue, New York, New York 10019, is acting as Underwriter in this Offering. Lehman has agreed, subject to the terms and conditions contained in the Underwriting Agreement with the Fund and the Investment Adviser, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part, to purchase from the Fund and the Fund has agreed to sell to Lehman, the newly issued shares of ATP Series C offered hereby.

     The Underwriting Agreement provides that, if any of the foregoing shares are purchased by Lehman, all must be so purchased, and that the obligations of Lehman to purchase the shares are subject to approval of certain legal matters by counsel and to various other conditions. The Fund and the Investment Adviser have each agreed to indemnify Lehman against, or to contribute to payments that Lehman may be required to make in respect of, certain liabilities, including liabilities under the Securities Act.

     Subject to the terms and conditions set forth in the Underwriting Agreement, the Fund will sell the 1,200 newly issued shares of ATP Series C to Lehman on the Date of Original Issue, which is October 17, 2003, by releasing such shares to Lehman's account at the Securities Depository against payment by Lehman for such securities to the Fund's account. On October 20, 2003, which is the next Auction Date after the Date of Original Issue, all the new shares of ATP Series C sold to Lehman will be auctioned in the Auction of the shares of ATP Series C pursuant to the Auction Procedures described under "Auction Procedures," and will thereafter be held in book-entry form as set forth in the Master Purchaser's Letter.

     The newly issued shares of ATP Series C will be offered to the public by Lehman at a price of $25,000 per share plus accumulated dividends, if any. The sales load payable to Lehman for the newly issued shares of ATP Series C of $250 per share is equal to 1% of the initial offering price. The Fund will also reimburse Lehman for its legal fees and expenses in an amount equal to the lower of: (i) 50% of its legal fees and expenses or (ii) $35,000. The shares of the ATP are not currently listed on any national securities exchange and the Fund does not intend to apply for listing of the ATP Series C on a national securities exchange. The Fund has been advised by Lehman that Lehman currently intends to make a market in the ATP, as permitted by applicable laws and regulations. However, Lehman is not obligated to make a market in the ATP between Auctions and such market making may be discontinued at any time at its sole discretion. See "Risk Factors and Special Considerations -- Risks of Investing in ATP."

     After the Auction which includes the newly issued shares of ATP Series C, payment by each purchaser of the ATP Series C sold through the Auction will be made in accordance with the procedures described under "Auction Procedures -- Notification of Results; Settlement."

     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Fund anticipates that Lehman may from time to time act as a Broker-Dealer and receive fees in connection with the execution of its portfolio transactions after it has ceased to be the Underwriter and, subject to certain restrictions, may act as a broker while it is the Underwriter. Lehman or one of its affiliates will act in Auctions for the ATP Series C as a Broker-Dealer and will be entitled to fees for services as a Broker-Dealer as set forth under "Auction Procedures -- Broker-Dealers; Commissions."

     The settlement date for the purchase of shares of ATP Series C will be October 17, 2003, as agreed upon by the Underwriter, the Fund and the Investment Adviser pursuant to Rule 15c6-1 under the Exchange Act.

                                  LEGAL MATTERS

     Certain matters relating to the validity of the securities offered hereunder will be passed upon for the Fund by Goodwin Procter LLP, Boston, Massachusetts. Richard E. Floor, a Director and Secretary of the Fund, is a partner of Goodwin Procter LLP through a professional corporation. Certain legal matters will be passed on for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Goodwin Procter LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law upon an opinion of Venable LLP, Baltimore, Maryland.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG LLP, with principal business address at 99 High Street, Boston, Massachusetts 02110, has acted as the Fund's independent public accountants since June 27, 2002. Prior to that date, Arthur Andersen LLP had acted as the Fund's independent public accountants since the Fund's inception. The services provided by KPMG LLP consist of the examination of the Fund's annual financial statements, semi-annual review of the Fund's financial statements, assistance and consultation in connection with the Commission filings, review of tax and certain compliance matters on behalf of the Fund, as well as certain additional services in connection with the Fund's compliance with rating agency guidelines.

                                     EXPERTS

     The Fund's statement of assets and liabilities, including the schedule of investments by industry classification, as of December 31, 2002, and the related statement of operations, the statement of changes in net assets, and the financial highlights and the information regarding senior securities included herein and in the Statement of Additional Information to the extent indicated, presented in the Fund's Annual Report for the fiscal year ended December 31, 2002, have been audited by the Fund's current independent public accountants, KPMG LLP, as indicated in their report with respect thereto, and are included upon the authority of said firm as experts in accounting and auditing in giving said report.

     The financial highlights and the information regarding senior securities for each of the years in the nine-year period ended December 31, 2001, together with the statement of changes in net assets for the year ended December 31, 2001, included herein and in the Statement of Additional Information to the extent indicated, were audited by Arthur Andersen LLP, the Fund's former independent public accountants, as indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said reports. After reasonable efforts, the Fund has been unable to obtain written consent from Arthur Andersen LLP to the inclusion of such financial statements in this Prospectus. Such consent has therefore been omitted in reliance upon Rule 437a of the Securities Act. Because Arthur Andersen LLP has not consented to the inclusion of such financial statements in this Prospectus, you may not be able to recover against Arthur Andersen LLP under
Section 11 of the Securities Act for any untrue statements of a material fact contained in such financial statements or any omissions to state a material fact required to be stated therein, if any.

                             REPORTS TO STOCKHOLDERS

     The Fund sends audited Annual and unaudited Semi-Annual reports to stockholders, including a list of the portfolio investments held by the Fund. If you would like a free copy of the Annual Report or Semi-Annual Report, you may write to Ellen E. Terry, c/o The New America High Income Fund, Inc., at 33 Broad Street, Boston, Massachusetts 02109 or you may call the Fund collect at
(617) 263-6400.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Fund, including the Fund's Code of Ethics, can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund and the ATP is contained in the Registration Statement on Form N-2, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto, relating to such shares of ATP filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares of ATP offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of the Articles or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.



     TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                PAGE
                                                                ----
Investment Objective and Policies                               B-2
Rating Agency Guidelines                                        B-7
Portfolio Maturity and Turnover                                 B-18
Taxation                                                        B-18
Management of the Fund                                          B-22
Determination of Net Asset Value                                B-29
Description of ATP                                              B-30
Auction Procedures                                              B-43
Financial Statements                                            B-46
Appendix A -- Ratings of Corporate Obligations                  B-A-1

                                    GLOSSARY

     "1940 ACT" means the Investment Company Act of 1940, as amended from time to time.

     "1940 ACT ATP ASSET COVERAGE" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding ATP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

     "Aaa/AAA CREDIT RATING" means a credit rating in the highest category of any two nationally recognized statistical rating organizations (as used in the rules and regulations under the Securities Exchange Act of 1934, as amended), one of which shall be Moody's or S&P.

     "AA COMPOSITE COMMERCIAL PAPER RATE" on any date means (a) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Term Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (b) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition,
(i) "Commercial Paper Dealers" shall mean (A) Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (B) in lieu of any thereof, its respective Affiliate or successor, and (C) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (ii) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (A) such rate expressed as a decimal, divided by (B) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "ADVISORY AGREEMENT" means the Investment Advisory Agreement dated December 2, 2002 under which T. Rowe Price serves as investment adviser for the Fund.

     "AFFILIATE" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

     "AGENT MEMBER" means a member of or participant in the Securities Depository that will act on behalf of a person placing an Order.

     "ALTERNATE TERM PERIOD" means any Dividend Period that is not a Standard Term Period.

     "APPLICABLE RATE" means, with respect to each series of ATP, for each Dividend Period (A) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Rate, (B) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (C) in the case of any Dividend Period of 93 days or fewer if all the shares of ATP are the subject of Submitted Hold Orders for the Auction in respect thereof, the Minimum Applicable Rate.

     "ARTICLES" means the Articles of Amendment and Restatement, as amended, including any Articles Supplementary of the Fund.

     "ASSET COVERAGE CURE DATE" has the meaning set forth under "Description of ATP -- Redemption" in the Statement of Additional Information.

     "ATP" means the Auction Term Preferred Stock Series A, Series B, Series C and Series D, $1.00 par value per share and liquidation preference $25,000 per share of the Fund or any other series of Preferred Stock heretofore or hereinafter designated "Auction Term Preferred Stock" by Articles Supplementary or Articles of Amendment.

     "ATP BASIC MAINTENANCE AMOUNT" has the meaning set forth under "Description of ATP -- Asset Maintenance" in the Statement of Additional Information.

     "ATP BASIC MAINTENANCE CERTIFICATE" has the meaning set forth under "Description of ATP -- Asset Maintenance" in the Statement of Additional Information.

     "ATP SERIES A" means the shares of Series A of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series A of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP SERIES B" means the shares of Series B of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series B of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP SERIES C" means the new shares of Series C of the ATP issued hereby and shares of Series C of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series C of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP SERIES D" means the shares of Series D of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series D of the ATP by Articles Supplementary or Articles of Amendment.

     "AUCTION" means each periodic operation of the procedures set forth under "Auction Procedures."

     "AUCTION AGENT" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "AUCTION DATE" means the first Business Day next preceding the first day of a Dividend Period for the relevant series of ATP.

     "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth under "Auction Procedures."

     "BOARD OF DIRECTORS" OR "BOARD" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

     "BROKER-DEALER" OR "BROKER-DEALERS" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "BROKER-DEALER AGREEMENT" means an agreement entered into by the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

     "BUY ORDER" means the communication by a Potential Holder to a Broker-Dealer of the number of shares of ATP which such Potential Holder offers to purchase on an Auction Date if the Applicable Rate for the next succeeding Dividend Period therefor is not less than the rate per annum then specified by such Potential Holder.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMON STOCK" means the common stock, par value $0.01 per share, of the Fund.

     "DATE OF ORIGINAL ISSUE" means with respect to new shares of Series C of the ATP issued hereby and with respect to each of the previously issued ATP Series A, ATP Series B, ATP Series C and ATP Series D, the date on which such ATP are originally issued by the Fund.

     "DEFAULT PERIOD" has the meaning set forth under "Description of ATP -- Dividends and Dividend Periods" in the Statement of Additional Information.

     "DEFAULT RATE" means the Reference Rate multiplied by three (3).

     "DEPOSIT SECURITIES" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities shall be considered "DEPOSIT SECURITIES" only if they are also rated at least P-1 by Moody's.

     "DISCOUNT FACTOR" means the Moody's Discount Factor (if Moody's is then rating the ATP), the Fitch Discount Factor (if Fitch is then rating the ATP) or the discount factor established by any Other Rating Agency which is then rating the ATP and which so requires, whichever is applicable.

     "DISCOUNTED VALUE" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor provided that with respect to an Eligible Asset that is currently callable, Discounted Value shall be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value shall be equal to the quotient as calculated above or the par value, whichever is lower.

     "DIVIDEND PAYMENT DATE" for each series of ATP, means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "DIVIDEND PERIOD" means, with respect to the relevant series of ATP, the period commencing on the Date of Original Issue and ending on the date specified for such series on the Date of Original Issue and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

     "ELIGIBLE ASSETS" means Moody's Eligible Assets (if Moody's is then rating the ATP), Fitch Eligible Assets (if Fitch is then rating the ATP) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the ATP, whichever is applicable.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "EXISTING HOLDER" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns shares of a series of ATP listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of shares of the ATP which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

     "EXPOSURE PERIOD" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

     "FITCH" means Fitch Ratings, Inc. and its successors at law.

     "FLEET" means Fleet National Bank.

     "FUND" means The New America High Income Fund, Inc., a Maryland corporation that is the issuer of each series of ATP.

     "HOLDER" means, with respect to the Common Stock and the Preferred Stock, including the ATP, of the Fund, the registered holder of shares of such stock as the same appears on the stock ledger or stock records books of the Fund.

     "HOLD ORDER" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of each series of ATP which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period therefor.

     "HOLD/SELL ORDER" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of each series of ATP which such Existing Holder desires to continue to hold if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Existing Holder.

     "INVESTMENT ADVISER" means T. Rowe Price Associates, Inc., the current investment adviser to the Fund, or such other future investment adviser to the Fund.

     "LIBOR" means the London Inter-Bank Offered Rate.

     "LIQUIDATION VALUE" means $25,000 per share for new shares of ATP Series C issued hereby and ATP Series A, ATP Series B, ATP Series C and ATP Series D previously issued.

     "MANDATORY REDEMPTION DATE" has the meaning set forth under "Description of ATP -- Redemption" in the Statement of Additional Information.

     "MANDATORY REDEMPTION PRICE" has the meaning set forth under "Description of ATP -- Redemption" in the Statement of Additional Information.

     "MARKET VALUE" shall mean the fair market value of an asset of the Fund (excluding interest and dividends due on such assets) as computed based upon (i) pricing services to be provided by Reuters Fixed-Income Services and State Street Bank and Trust Company or such other pricing service determined from time to time by the Board of Directors, provided that Moody's (if Moody's is then rating ATP, Fitch (if Fitch is then rating ATP) and any Other Rating Agency which is then rating ATP and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the shares of ATP or (ii) the lower of the value set forth in bids from two independent dealers that are members or Affiliates of members of the National Association of Securities Dealers, Inc. and that make markets in such security, one of which bids shall be in writing.

     "MASTER PURCHASER'S LETTER" means a letter substantially in the form of, or containing provisions similar to those in the form, attached hereto which is required to be executed by each prospective purchaser of shares of ATP or the Broker-Dealer through whom the shares will be held.

     "MAXIMUM APPLICABLE RATE" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with ATP Basic Maintenance Amount.

     "MINIMUM APPLICABLE RATE" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer 80% of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.

     "MOODY'S" means Moody's Investors Service, Inc. and its successors at law.

     "NAV" means the net asset value.

     "NOTICE OF REDEMPTION" has the meaning provided under "Description of ATP -- Redemption" in the Statement of Additional Information.

     "OFFERING" means the offering of 1,200 shares of ATP Series C issued by the Fund under its Registration Statement of which this Prospectus is a part.

     "ORDER" means a Hold Order, a Hold/Sell Order, a Sell Order or a Buy Order.

     "OTHER RATING AGENCY" means any rating agency other than Moody's or Fitch then providing a rating for the ATP pursuant to the request of the Fund.

     "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the ATP.

     "OUTSTANDING" means, as of any date, shares of ATP theretofore issued by the Fund except, without duplication, (i) any shares of ATP theretofore canceled or redeemed by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares of ATP, and (ii) any shares of ATP represented by any certificate, in lieu of, which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the ATP to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the

ATP as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the ATP Basic Maintenance Amount, shares of ATP held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

     "PAYING AGENT" means Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which Paying Agent may be the same as the Auction Agent.

     "POTENTIAL HOLDER" when used with respect to shares of ATP, means any person, including any Existing Holder of shares of ATP, (i) who shall have executed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of ATP (or, in the case of an Existing Holder or such person of shares of ATP, additional shares of ATP).

     "PREFERRED STOCK" means the preferred stock, par value $1.00 per share, of the Fund.

     "PRORATION PROCEDURES" means:

     (A) if Sufficient Clearing Orders exist, in the case of a Submitted Hold/Sell Order specifying a rate equal to the Winning Rate

     (x) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order multiplied by (ii) the total number of shares of such series of ATP that are neither the subject of a Submitted Buy Order or a Submitted Hold/Sell Order specifying a rate lower than the Winning Rate nor the subject of a Submitted Hold Order and divided by (iii) the total number of shares of Submitted Hold/Sell Orders that specified a rate equal to the Winning Rate, and

     (y) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order,

     (B) if Sufficient Clearing Orders exist, in the case of a Submitted Buy Order specifying a rate equal to the Winning Rate

     (x) the number of shares of the relevant series of ATP to be the subject of an accepted Buy Order will be (i) the number of shares of such series of ATP subject to such Submitted Buy Order multiplied by (ii) the difference between (1) the number of shares of such series of ATP that are the subject of a Submitted Sell Order or a Submitted Hold/Sell Order that specified a rate higher than the Winning Rate and (2) the number of shares of each series of ATP that are the subject of a Submitted Buy Order that specified a rate lower than the Winning Rate and divided by (iii) the total number of shares of such series of ATP subject to Submitted Buy Orders that specified a rate equal to the Winning Rate, and

     (y) such Submitted Buy Order will not be accepted as to the remaining number of shares subject to such Submitted Buy Order, and

     (C) if Sufficient Clearing Orders do not exist, in the case of a Submitted Hold/Sell Order specifying a rate higher than the Maximum Applicable Rate and in the case of a Submitted Sell Order

     (x) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order multiplied by (ii) the total number of shares of such series of ATP that are the subject of a Submitted Buy Order specifying a rate equal to or lower than the Maximum Applicable Rate and divided by (iii) the total number of shares of such series of ATP subject to all Submitted Hold/Sell Orders that specified a rate higher than the Maximum Applicable Rate and Submitted Sell Orders, and

     (y) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order.

     "RATING AGENCY GUIDELINES" means the guidelines established by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) as set forth under "Rating Agency Guidelines," in the Statement of Additional Information, as amended from time to time, or by any Other Rating Agency that is then rating the ATP.

     "REFERENCE RATE" means, with respect to the determination of the Maximum Applicable Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate for a Dividend Period of 184 days or more).

     "RIGHTS OFFERING" means the offering of transferable rights to purchase shares of the Fund's Common Stock, made to the Fund's stockholders of record as of July 21, 2003.

     "ROUNDING PROCEDURES" means, if as a result of an Auction (including the Proration Procedures) any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of shares of the relevant series of ATP not evenly divisible by 1, on any Auction Date, the Auction Agent will, in such manner as it determines, round up or down the number of shares of such series of ATP to be held, purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of shares of such series of ATP evenly divisible by 1.

     "RULE 144A SECURITIES" means securities that are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors at law.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each series of ATP.

     "SELL ORDER" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of the relevant series of ATP which such Existing Holder offers to sell without regard to the dividend rate for the next succeeding Dividend Period therefor.

     "SERVICE" means the United States Internal Revenue Service.

     "SPECIFIC REDEMPTION PROVISIONS" means with respect to any Alternate Term Period of more than one year, either, or any combination of, a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) of the Articles and/or in connection with any mandatory redemption pursuant to
Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price per share equal to Liquidation Value plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of Liquidation Value or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "STANDARD TERM PERIOD" means a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day.

     "SUBMISSION DEADLINE" means 1:00 p.m., New York City time, on each Auction Date, or such other time on such Auction Date as may be specified from time to time by the Auction Agent as the time by which each Broker-Dealer must submit to the Auction Agent all Orders obtained by it for the Auction to be conducted on such Auction Date.

     "SUBMITTED BUY ORDER" means each Buy Order submitted to the Auction Agent by a Broker-Dealer.

     "SUBMITTED HOLD ORDER" means each Hold Order submitted to the Auction Agent by a Broker-Dealer.

     "SUBMITTED HOLD/SELL ORDER" means each Hold/Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "SUBMITTED ORDER" means each Order submitted to the Auction Agent by a Broker-Dealer.

     "SUBMITTED SELL ORDER" means each Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "SUFFICIENT CLEARING ORDERS" means that all shares of the relevant series of ATP are the subject of Submitted Hold Orders or that the number of shares of such series of ATP that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Applicable Rate exceeds or equals the sum of (A) the number of shares of such series of ATP that are the subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and
(B) the number of shares of such series of ATP that are subject to Submitted Sell Orders.

     "T. ROWE PRICE" means T. Rowe Price Associates, Inc., the Fund's current Investment Adviser.

     "TARPS" means the Taxable Auction Rate Preferred Stock of the Fund which were redeemed in 1994.

     "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "UNDERWRITER" means Lehman Brothers Inc.

     "UNDERWRITING AGREEMENT" means the Underwriting Agreement among the Underwriter, the Fund and the Investment Adviser, a form of which is filed as an exhibit to the Fund's Registration Statement of which this Prospectus is a part.

     "VALIDITY PROCEDURES" means the following procedures and priorities:

     (A) If one or more Hold Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the number of shares of such series of ATP held by such Existing Holder, such Hold Order or Hold Orders shall be considered valid only as to the number of shares of such series of ATP held by such Existing Holder. In the case of multiple Hold Orders, each such Hold Order shall be considered valid-pro rata.

     (B) If one or more Hold/Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders submitted on behalf of such Existing Holder, such Hold/Sell Order or Hold/Sell Orders shall be considered valid only as to the number of shares of such series of ATP equal to such excess. In the case of multiple Hold/Sell Orders specifying different rates, such Hold/Sell Orders shall be considered valid in increasing order of such rates. In the case of multiple Hold/Sell Orders specifying the same rate, each such Hold/Sell Order shall be considered valid pro rata.

     (C) If one or more Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders and Hold/Sell Orders submitted on behalf of such Existing Holder, such Sell Order or Sell Orders shall be considered valid only as to the number of shares equal to such excess. In the case of multiple Sell Orders, each such Sell Order shall be considered valid pro rata.

     "VALUATION DATE" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which the ATP initially is issued.

     "WELLINGTON MANAGEMENT" means Wellington Management Company, LLP, the Fund's previous investment adviser.

     "WINNING RATE" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the relevant series of ATP which, when added to the number of shares of such series of ATP to be purchased by the Potential Holders described in Clause (B) above and the number of shares of such series of ATP subject to Submitted Hold Orders, would be equal to the number of shares of such series of ATP.

                                   APPENDIX A

               TO BE SUBMITTED TO YOUR BROKER-DEALER WHO WILL THEN
                      DELIVER COPIES ON YOUR BEHALF TO THE
                          AUCTION OR REMARKETING AGENT


                            MASTER PURCHASER'S LETTER
                                   RELATING TO
                       SECURITIES INVOLVING RATE SETTINGS
                        THROUGH AUCTIONS OR REMARKETINGS

THE COMPANY
A REMARKETING AGENT
THE AUCTION AGENT
A BROKER-DEALER
AN AGENT MEMBER
OTHER PERSONS

Dear Sirs:

     1. This letter is designed to apply to publicly or privately offered debt or equity securities ("Securities") of any issuer ("Company") which are described in any final prospectus or other offering materials relating to such Securities as the same may be amended or supplemented (collectively, with respect to the particular Securities concerned, the "Prospectus") and which involve periodic rate settings through auctions ("Auctions") or remarketing procedures ("Remarketings"). This letter shall be for the benefit of any Company and of any auction agent, paying agent (collectively, "auction agent"), remarketing agent, broker-dealer, agent member, securities depository or other interested person in connection with any Securities and related Auctions or Remarketings (it being understood that such persons may be required to execute specified agreements and nothing herein shall alter such requirements). The terminology used herein is intended to be general in its application and not to exclude any Securities in respect of which (in the Prospectus or otherwise) alternative terminology is used.

     2. We may from time to time offer to purchase, offer to sell and/or sell Securities of any Company as described in the Prospectus relating thereto. We agree that this letter shall apply to all such purchases, sales and offers and to Securities owned by us. We understand that the dividend/interest rate on Securities may be based from time to time on the results of Auctions or Remarketings as set forth in the Prospectus.

     3. We agree that any bid or sell order placed by us in an Auction or a Remarketing shall constitute an irrevocable offer (except as otherwise described in the Prospectus) by us to purchase or sell Securities subject to such bid or sell order, or such lesser amount of Securities as we shall be required to sell or purchase as a result of such Auction or Remarketing, at the applicable price, all as set forth in the Prospectus, and that if we fail to place a bid or sell order with respect to Securities owned by us with a broker-dealer on any Auction or Remarketing Date, or a broker-dealer to which we communicate a bid or sell order fails to submit such bid or sell order to the auction agent or remarketing agent concerned, we shall be deemed to have placed a hold or a sell order with respect to such Securities as described in the Prospectus. We authorize any broker-dealer that submits a bid or sell order as our agent in Auctions or Remarketings to execute contracts for the sale of Securities by such bid or sell order. We recognize that the payment of such broker-dealer for Securities purchased on our behalf shall not relieve us of any liability to such broker-dealer for payment for such Securities.

     4. We understand that in a Remarketing, the dividend or interest rate or rates on the Securities and the allocation of Securities tendered for sale between dividend or interest periods of different lengths will be based from time to time on the determinations of one or more remarketing agent(s), and we agree to be conclusively bound by such determinations. We further agree to the payment of different dividend or interest rates to different holders of Securities depending on the length of the dividend or interest period elected by such holders. We agree that any notice given by us to a remarketing agent (or a broker-dealer for transmission to a remarketing agent) of our desire to tender Securities in a Remarketing shall constitute an irrevocable (except to the limited extent set forth in the Prospectus) offer by us to sell the securities specified in such Notice, or such lesser number of Securities as we shall be required to sell as a result of such Remarketing, in accordance with the terms set forth in the Prospectus, and we authorize the remarketing agent to sell, transfer or otherwise dispose of such Securities as set forth in the Prospectus.

     5. We agree that, during the applicable period as described in the Prospectus, dispositions of Securities can be made only in the denominations set forth in the Prospectus and we will sell, transfer or otherwise dispose of any Securities held by us from time to time only pursuant to a bid or sell order placed in an Auction, in a Remarketing, to or through a broker-dealer or, when permitted in the Prospectus, to a person that has signed and delivered to the applicable auction agent or a remarketing agent a letter substantially in the form of this letter (or other applicable purchaser's letter), provided that in the case of all transfers other than pursuant to Auctions or Remarketings we or our broker-dealer or our agent member shall advise such auction agent or a remarketing agent of such transfer. We understand that a restrictive legend will be placed on certificates representing the Securities and stop-transfer instructions will be issued to the transfer agent and/or registrar, all as set forth in the Prospectus.

     6. We agree that, during the applicable period as described in the Prospectus, ownership of Securities shall be represented by one or more global certificates registered in the name of the applicable securities depository or its nominee, that we will not be entitled to receive any certificate representing the Securities and that our ownership of any Securities will be maintained in book-entry form by the securities depository for the account of our agent member, which in turn will maintain records of our beneficial ownership. We authorize and instruct our agent member to disclose to the applicable auction agent or remarketing agent such information concerning our beneficial ownership of Securities as such auction agent or remarketing agent shall request.

     7. We acknowledge that partial deliveries of Securities purchased in Auctions or Remarketings may be made to us and such deliveries shall constitute good delivery as set forth in the Prospectus.

     8.   This letter is not a commitment by us to purchase any Securities.

     9. This letter supersedes any prior-dated version of this master purchaser's letter, and supplements any prior to post-dated purchaser's letter specific to any particular Securities, and this letter may only be revoked by a signed writing delivered to the original recipients hereof.

     10. The descriptions of Auction or Remarketing procedures set forth in each applicable Prospectus are incorporated by reference herein and in case of any conflict between this letter, any purchaser's letter specific to particular Securities and any such description, such description shall control.

     11. Any xerographic or other copy of this letter shall be deemed of equal effect as a signed original.

     12.  Our agent member of The Depository Trust company currently is
 _________________.

     13. Our personnel authorized to place orders with broker-dealers for the purposes set forth in the Prospectus in Auctions or Remarketings currently is/are _________________, telephone number (___ ) ____________________.

     14.  Our taxpayer identification number is ___________________.

     15. In the case of each offer to purchase, purchase, offer to sell or sale by us of Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"), we represent and agree as follows:

     (A) We understand and expressly acknowledge that the Securities have not been and will not be registered under the Securities Act and, accordingly, that the Securities may not be reoffered, resold or otherwise pledged, hypothecated or transferred unless an applicable exemption from the registration requirements of the Securities Act is available.

     (B) We hereby confirm that any purchase of Securities made by us will be for our own account, or for the account of one or more parties for which we are acting as trustee or agent with complete investment discretion and with authority to bind such parties, and not with a view to any public resale or distribution thereof. We and each other party for which we are acting which will acquire Securities will be "accredited investors" within the meaning of Regulation D under the Securities Act with respect to the Securities to be purchased by us or such party, as the case may be, will have previously invested in similar types of instruments and will be able and prepared to bear the economic risk of investing in and holding such Securities.

     (C) We acknowledge that prior to purchasing any Securities we shall have received a Prospectus (or private placement memorandum) with respect thereto and acknowledge that we will have had access to such financial and other information, and have been afforded the opportunity to ask such questions or representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision, to purchase Securities.

     (D) We recognize that the Company and broker-dealers will rely upon the truth and accuracy of the foregoing investment representations and agreements, and we agree that each of our purchases of Securities now or in the future shall be deemed to constitute our concurrence in all of the foregoing which shall be binding on us and each party for which we are acting as set forth in Subparagraph B above.

Dated:
      -------------------------------      -------------------------------------
                                                    (Name of Purchaser)

Mailing Address of Purchaser

                                           By:
-------------------------------               ----------------------------------
-------------------------------               Printed Name:
-------------------------------               Title:

================================================================================

                                   $30,000,000

                     THE NEW AMERICA HIGH INCOME FUND, INC.


                          AUCTION TERM PREFERRED STOCK
                             1,200 SHARES, SERIES C


                       [NEW AMERICA HIGH INCOME FUND LOGO]

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                                 LEHMAN BROTHERS

                                OCTOBER 14, 2003

================================================================================


================================================================================

     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Prospectus Summary                                                        3
Financial Information Summary                                             6
Portfolio Composition                                                    12
The Fund                                                                 12
Use of Proceeds                                                          13
Description of ATP                                                       13
Auction Procedures                                                       19
Rating Agency Guidelines                                                 23
Taxation                                                                 24
Investment Objective and Policies                                        25
Risk Factors and Special Considerations                                  28
Management of the Fund                                                   32
Description of Common Stock                                              33
Conversion to Open-End Status
   and Repurchase of Shares                                              34
Custodian, Auction Agent, Registrar,
   Transfer Agent and Paying Agent                                       35
Underwriting                                                             35
Legal Matters                                                            36
Independent Public Accountants                                           37
Experts                                                                  37
Reports to Stockholders                                                  37
Additional Information                                                   37
Table of Contents of the Statement of
   Additional Information                                                38
Glossary                                                                 39
Appendix A -- Master Purchaser's Letter                                 A-1

================================================================================

                           THE NEW AMERICA HIGH INCOME
                                   FUND, INC.

                          AUCTION TERM PREFERRED STOCK
                             1,200 SHARES, SERIES C
                      LIQUIDATION VALUE--$25,000 PER SHARE

                       STATEMENT OF ADDITIONAL INFORMATION

     The New America High Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. Currently, T. Rowe Price Associates, Inc. ("T. Rowe Price" or the "Investment Adviser") serves as investment adviser for the Fund. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities (commonly known as "junk bonds"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated October 14, 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. You may obtain a free copy of the Prospectus by calling the Fund collect at (617) 263-6400 or by writing to the Fund at 33 Broad Street, Boston, Massachusetts 02109. This Statement of Additional Information incorporates by reference the entire Prospectus.

     Certain capitalized terms not otherwise defined in this Statement of Additional Information have the meanings provided in the Prospectus.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INVESTMENT OBJECTIVE AND POLICIES                                          B-2
RATING AGENCY GUIDELINES                                                   B-7
PORTFOLIO MATURITY AND TURNOVER                                            B-18
TAXATION                                                                   B-18
MANAGEMENT OF THE FUND                                                     B-22
DETERMINATION OF NET ASSET VALUE                                           B-29
DESCRIPTION OF ATP                                                         B-30
AUCTION PROCEDURES                                                         B-43
FINANCIAL STATEMENTS                                                       B-46
APPENDIX A--RATINGS OF CORPORATE OBLIGATIONS                               B-A-1

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. (the "Commission"). These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 14, 2003

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds." No assurance can be given that the Fund will attain its investment objective. Because of the high-risk nature and price volatility of the Fund's investments, as well as the Fund's leveraged structure, it may be difficult to achieve capital preservation on a consistent basis. Specifically, the Fund's cumulative total investment returns for an investment in Common Stock for one-, three- and five- year periods ended September 30, 2003 were 33.46%, -3.18%, -0.98%, respectively. See "The Fund" and "Risk Factors and Special Considerations" in the Prospectus.

INVESTMENT STRATEGY

     The policies described below may be changed by the Fund without the approval of the Fund's stockholders.

     The Fund's portfolio reflects requirements established by Moody's and Fitch in connection with the issuance by such agencies of investment grade ratings for the Fund's ATP (referred to herein as the "Rating Agency Guidelines"). These guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various "Discount Factors" for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, securities rated CC/Ca or lower by the rating agencies, non-rated securities, private placements (other than Rule 144A Securities), non-U.S. securities, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio. See "Rating Agency Guidelines."

     The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the guidelines, greater than the aggregate liquidation preference of the ATP plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the ATP on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of ATP--Asset Maintenance." The effect of compliance with these guidelines may be to cause the Fund to invest in higher-quality, lower-yielding assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. See "The Fund" and "Risk Factors and Special Considerations--Risks of Investing in ATP" in the Prospectus. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

     There is no minimum rating requirement applicable to the fixed-income securities which may be acquired by the Fund. However, compliance with the Rating Agency Guidelines, under which securities rated below CCC/Caa are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets and other lower-rated securities are heavily discounted in such calculation, may have the effect of precluding or limiting investments in such issues.

     "High-yield" bonds, the generic name for corporate bonds rated between BB/Ba and C/C by the rating agencies, are frequently issued by corporations in the growth stage of their development. Bonds which are rated BB/Ba, B/B, CCC/Caa, CC/Ca and C/C are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of Moody's, Fitch and S&P is provided in Appendix A. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

CERTAIN INVESTMENT PRACTICES

     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective.

     RATING AGENCY RESTRICTIONS. While the Fund has reserved the right to employ the investment practices described below, for so long as any of the ATP is Outstanding and either Moody's or Fitch is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap arrangement, other than the arrangement described herein for which the Fund has obtained consent of Moody's and Fitch;
(ii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount (as defined under "Description of ATP" in the Statement of Additional Information) would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; (iv) engage in any short sales of securities; (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place beyond the customary settlement date for transactions in securities of that nature). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

     PERMITTED INVESTMENTS IN PRIVATE PLACEMENT SECURITIES. The Fund is permitted by its investment objective and policies to invest without limitation in private placement securities. Private placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Because only the issuer of the securities can prepare and file a registration statement under the Securities Act, the Fund may not be able to obtain registration at the most desirable time.

     In view of the above risks, the proceeds to the Fund from the sale of restricted securities acquired by private placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of private placement securities at times or prices which are disadvantageous to the Fund.

     Private placement securities, unless they are Rule 144A Securities, are generally ineligible for inclusion in the calculation of the Discounted Value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain Outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate Discounted Value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in private placement securities.

     FOREIGN INVESTMENTS. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund, including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates.

     INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. The Board of Directors, not the Investment Adviser, is responsible for making hedging arrangements with respect to the Fund's senior securities. The costs of any such interest rate transaction and the payment made or received by the Fund thereunder would be borne by or inure to the benefit of the holders of the Fund's Common Stock. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or the Board of Directors, as applicable, is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     Effective October 1, 2001, the Fund entered into a five-year interest payment Swap Arrangement with Fleet with a notional contract amount of $100 million at a fixed annual rate of 4.50%. The aggregate effect of this arrangement is to hedge the Fund's dividend payment obligations with respect to $100 million of the ATP. Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at fixed annual rate while receiving from Fleet payments at a variable rate determined with reference to the level of short-term interest rates from time to time.

     The Fund makes dividend payments to the holders of the ATP on the basis of the results of periodic Auctions in accordance with its terms without regard to the Swap Arrangement and would continue to do so in the event the Swap Arrangement is terminated. The Fund has agreed to terminate the Swap Arrangement in the event it fails to maintain certain asset coverage requirements. See "Rating Agency Guidelines." In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its Swap Arrangement. The timing and amount of any such adjustment will depend upon market conditions.

     OPTIONS. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     For purposes of valuation of the Fund's assets under the Rating Agency Guidelines (see "Description of ATP--Asset Maintenance"): (i) if the Fund writes a call option, the underlying asset will be valued as follows: (a) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or
(b) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (a) exercise price and
(b) the Discounted Value of the underlying security determined in accordance with Rating Agency Guidelines; and (iii) call or put options which the Fund buys have no value. For so long as the ATP are rated by Moody's or Fitch: (i) the Fund will not engage in options transactions for leveraging or speculative purposes; (ii) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to be in compliance with applicable rating agency asset coverage requirements (see "Description of ATP--Asset Maintenance"); (iv) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); (v) the Fund will not engage in forward contracts; and (vi) there shall be a quarterly audit made of the Fund's options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Investment Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

     In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. The Fund also intends to comply with Rule 4.5 of the Commodity Futures Trading Commission under which the Fund will be exempted from registration as a commodity pool operator. Rule 4.5 was recently amended to eliminate any restrictions on trading of commodity interests, but does continue to require disclosure to the investors that the Fund has claimed the exclusion available under Rule 4.5 and that therefore, the Fund is not subject to registration or regulation as a commodity pool operator.

     RISKS OF HEDGING TRANSACTIONS. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase, and it is possible that a portfolio that utilizes hedging strategies may perform less well than a portfolio that does not make use of such devices. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

     INCURRENCE OF INDEBTEDNESS. For so long as any of the ATP are Outstanding, the Fund will not borrow money or issue senior securities representing indebtedness unless it has received written notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP which so requires that such action would not impair the Aaa/AAA Credit Rating. For so long as any of the Fund's Preferred Stock, including the ATP, is outstanding, the lesser of (a) a vote of 67% of the shares of the Fund's Preferred Stock present at a meeting at which more than 50% of the outstanding shares of Preferred Stock entitled to vote is present or (b) a vote of more than 50% of the outstanding shares of Preferred Stock, in each case voting as a separate class, must approve any Fund borrowing. Preferred stockholder approval, however, is not required if the Fund borrows for temporary or emergency purposes in accordance with its investment policies and restrictions or for the purpose of clearing transactions. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund.

     SECURITIES LOANS. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. However, for so long as any of the ATP is Outstanding and either Moody's or Fitch is rating the ATP, the Fund will not lend portfolio securities unless it has received written confirmation from Moody's and/or Fitch that such action would not impair the respective rating. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                            RATING AGENCY GUIDELINES

     The Fund intends at all times that, so long as any ATP is Outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the Aaa/AAA Credit Rating with respect to the ATP.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the "ATP Basic Maintenance Amount"), the determination of which is as set forth under "Description of ATP--Asset Maintenance." Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines ("Eligible Assets").

     It is a condition of the Underwriter's obligation to purchase the newly issued shares of ATP Series C that the Fund obtain a rating of Aaa from Moody's and a rating of AAA from Fitch as of the Date of Original Issue. As described by Moody's, an issue of preferred stock which is rated Aaa is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or Fitch credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

     Ratings are not recommendations to purchase, hold or sell shares of ATP, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and Fitch by the Fund and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The ATP will be subject to mandatory redemption in the event that the Aaa/AAA Credit Rating is not available for the ATP and the Fund is unable to obtain the Aaa/AAA Credit Rating for the ATP from a substitute rating agency or agencies within the time specified herein. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

MOODY'S Aaa RATING GUIDELINES

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain Discount Factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

     CORPORATE DEBT SECURITIES. Under current Moody's guidelines, portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated Caa or higher by Moody's; (b) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (c) such securities provide for the periodic payment of interest in cash in U.S. dollars; (d) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (e) for debt securities rated Bal and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
(f) the issuer of such securities has not filed a petition seeking relief under the U.S. Bankruptcy Code of which the issuer has given public notice; (g) the issuer of such securities is not in default on the payment of principal and interest on any of its fixed-income obligations or the payment of dividends on any of its preferred stock; (h) the auditor's report to the most recently issued audited financial statements of such issuer includes an "unqualified opinion," as defined in applicable auditing standards; and (i) such securities have been registered under the Securities Act or are Rule 144A Securities. Thus, the Moody's guidelines have the effect of prohibiting or significantly restricting investments in securities other than fixed-income obligations of U.S. issuers which are rated Caa or higher.

     The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

MOODY'S DISCOUNT FACTORS--
CORPORATE DEBT SECURITIES+

REMAINING TERM                                               RATING CATEGORY
      TO                      ----------------------------------------------------------------------------
MATURITY ASSET                Aaa          Aa           A          Baa          Ba          B*         Caa
--------------                ---         ---         ---          ---         ---         ---         ---
1 Year                        112%        118%        123%         128%        139%        150%        260%
2 Years                       118         124         130          135         147         158         260
3 Years                       123         129         135          141         153         165         260
4 Years                       129         135         141          148         160         172         260
5 Years                       134         141         147          154         166         179         260
7 Years                       142         149         155          162         176         189         260
10 Years                      148         156         163          170         184         198         260
15 Years                      153         161         168          175         190         205         260
20 Years                      161         169         177          184         200         215         260
30 Years                      162         170         178          185         201         216         260

----------
  * Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.
  + The Moody's Discount Factor applied to Rule 144A Securities is (i) 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of an original issue size less than $125 million and (ii) the Moody's Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of an original issue size of $125 million or more.

     The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

                                                  MAXIMUM SINGLE          MAXIMUM SINGLE       MINIMUM ISSUE SIZE
             ASSET RATINGS(1)                    ISSUER (%)(2),(3)      INDUSTRY (%)(3),(4)    ($ IN MILLIONS)(6)
             ----------------                    -----------------      -------------------    ------------------
Aaa                                                    100%                    100%                 $ 100
Aa                                                      20                      60                    100
A, Prime-1                                              10                      40                    100
Baa                                                      6                      20                    100
Ba                                                       4                      12                     50(5)
B1-B2                                                    3                       8                     50(5)
B3 (Caa subordinate)                                     2                       5                     50(5)

                             See accompanying notes

----------
(1)  Refers to the senior debt rating of asset.
(2) Companies subject to common ownership of 25% or more are considered as one name.
(3) Percentages represent a portion of the aggregate Market Value of corporate securities.
(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classifications"). See below.
(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.
(6)  Except for preferred stock, which has a minimum issue size of $50 million.

     The Moody's Industry Classifications, for the purposes of determining Moody's Eligible Assets, mean each of the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

          AEROSPACE AND DEFENSE: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

          AUTOMOBILE: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          BANKING: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          BEVERAGE, FOOD AND TOBACCO: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          BUILDINGS AND REAL ESTATE: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          CHEMICALS, PLASTICS AND RUBBER: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

          CONTAINERS, PACKAGING AND GLASS: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood, or Fiberglass

          PERSONAL AND NON DURABLE CONSUMER PRODUCTS (MANUFACTURING ONLY):
          Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          DIVERSIFIED/CONGLOMERATE MANUFACTURING

          DIVERSIFIED/CONGLOMERATE SERVICE

          DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS AND MINERALS:
          Fabricating, Distribution

          ECOLOGICAL: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

          ELECTRONICS: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

          FINANCE: Investment Brokerage, Leasing, Syndication, Securities

          FARMING AND AGRICULTURE: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

          GROCERY: Grocery Stores, Convenience Food Stores

          HEALTHCARE, EDUCATION AND CHILDCARE: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

          HOME AND OFFICE FURNISHINGS, HOUSEWARES AND DURABLE CONSUMER PRODUCTS:
          Carpets, Floor Coverings, Furniture, Cooking, Ranges

          HOTELS, MOTELS, INNS AND GAMING

          INSURANCE: Life, Property and Casualty, Broker, Agent, Surety

          LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

          MACHINERY (NON-AGRICULTURE, NON-CONSTRUCTION, NON-ELECTRONIC):
          Industrial, Machine Tools, Steam Generators

          MINING, STEEL, IRON AND NON PRECIOUS METALS: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-mills, Fabricating, Distribution and Sales of the foregoing

          OIL AND GAS: Crude Producer, Retailer, Well Supply, Service and
          Drilling

          PERSONAL, FOOD AND MISCELLANEOUS SERVICES

          PRINTING, PUBLISHING AND BROADCASTING: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

          CARGO TRANSPORT: Rail, Shipping, Railroads, Rail-car builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

          RETAIL STORES: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

          TELECOMMUNICATIONS: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

          TEXTILES AND LEATHER: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

          PERSONAL TRANSPORTATION: Air, Bus, Rail, Car Rental

          UTILITIES: Electric, Water, Hydro Power, Gas, Diversified

          SOVEREIGNS: Semi-sovereigns, Canadian Provinces, Supra-national
          Agencies

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof are valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of ATP--Asset Maintenance") or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the auction agent for the ATP (the "Auction Agent") and
(d) Liens by virtue of any repurchase agreement.

     The effect of the foregoing Discount Factors may be to cause the Fund to invest in higher-rated, lower-yielding securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations" in the Prospectus.

     PREFERRED STOCK. Under current Moody's guidelines, portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baal or higher or a preferred stock rating from Moody's of Baa3 or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

     The Moody's Discount Factors for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

     OTHER MOODY'S ELIGIBLE ASSETS. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

     (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within 30 days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counter-parties having a Moody's long-term debt rating of at least Baa3 or (2) with counter-parties having a Moody's short-term money market instrument rating of at least Prime-1;

     (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least Prime-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated Al and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

     (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

     (iv)  financial contracts, as such term is defined in Section 3(c)(2)(B)
(ii) of the 1940 Act, may be included in Moody's Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the ATP.

     A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short-term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 41 days of the relevant Valuation Date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 +/AA or SP-1 +/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

     The Moody's Discount factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

U.S. TREASURY SECURITIES:

REMAINING TERM TO MATURITY                                                 DISCOUNT FACTOR
--------------------------                                                 ---------------
1 year or less                                                                   107%
2 years or less (but longer than 1 year)                                         113
3 years or less (but longer than 2 years)                                        118
4 years or less (but longer than 3 years)                                        123
5 years or less (but longer than 4 years)                                        128
7 years or less (but longer than 5 years)                                        135
10 years or less (but longer than 7 years)                                       141
15 years or less (but longer than 10 years)                                      146
20 years or less (but longer than 15 years)                                      154
30 years or less (but longer than 20 years)                                      154

U.S. TREASURY STRIPS:

REMAINING TERM TO MATURITY                                                 DISCOUNT FACTOR
--------------------------                                                 ---------------
1 year or less                                                                   107%
2 years or less (but longer than 1 year)                                         114
3 years or less (but longer than 2 years)                                        120
4 years or less (but longer than 3 years)                                        127
5 years or less (but longer than 4 years)                                        133
7 years or less (but longer than 5 years)                                        145
10 years or less (but longer than 7 years)                                       159
15 years or less (but longer than 10 years)                                      184
20 years or less (but longer than 15 years)                                      211
30 years or less (but longer than 20 years)                                      236

FITCH AAA RATING GUIDELINES

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Fitch guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch Eligible Assets") must be discounted by certain Discount Factors set forth below ("Fitch Discount Factors"). The Discounted Value of a portfolio security under the Fitch guidelines is the Market Value thereof determined as specified by Fitch divided by the Fitch Discount Factor. The Fitch Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch.

     DEBT SECURITIES. Under current Fitch guidelines, securities will not be deemed "Debt Securities" includable in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (d) such securities have been registered under the Securities Act or are Rule 144A Securities; (e) such securities are issued by (1) a U.S. corporation, (2) a corporation domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain, or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"); and (f) in the case of Foreign and Canadian Bonds, such securities are denominated in U.S. dollars. Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered Debt Securities constituting Fitch Eligible Assets if (a) they are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) they provide for periodic payment of interest in cash in U.S. dollars; (c) they do not provide for conversion or exchange into equity capital at any time over their lives; (d) they have been registered under the Securities Act or are Rule 144A Securities; (e) they were issued by a U.S. corporation; and (f) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered Debt Securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld.

     The Discounted Value of any Fitch Eligible Asset that is a debt security constituting a Fitch Eligible Asset (see "Debt Securities," above) is the percentage determined by reference to (i) the rating on such asset (i.e., whether it is a Type I, Type II, Type III, Type IV, Type V, Type VI or Type VII Debt Security as defined below) and (ii) the remaining term to maturity of such assets, in accordance with the table set forth below. However, the Fitch Discount Factor that will be applied to: (A) Rule 144A Securities will be (i) 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of $100 million or less and (ii) the Fitch Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of more than $100 million and (B) Foreign Bonds will be 120% of the Fitch Discount Factor which would apply were the securities issued by a U.S. corporation.

Type I Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.16
     greater than 2 years, but less than or equal to 4 years               1.26
     greater than 4 years, but less than or equal to 7 years               1.40
     greater than 7 years, but less than or equal to 12 years              1.44
     greater than 12 years, but less than or equal to 25 years             1.48
     greater than 25 years, but less than or equal to 30 years             1.52

Type II Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.25
     greater than 2 years, but less than or equal to 4 years               1.26
     greater than 4 years, but less than or equal to 7 years               1.43
     greater than 7 years, but less than or equal to 12 years              1.44
     greater than 12 years, but less than or equal to 25 years             1.51
     greater than 25 years, but less than or equal to 30 years             1.56

Type III Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.25
     greater than 2 years, but less than or equal to 4 years               1.29
     greater than 4 years, but less than or equal to 7 years               1.46
     greater than 7 years, but less than or equal to 12 years              1.50
     greater than 12 years, but less than or equal to 25 years             1.55
     greater than 25 years, but less than or equal to 30 years             1.60

Type IV Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.27
     greater than 2 years, but less than or equal to 4 years               1.32
     greater than 4 years, but less than or equal to 7 years               1.52
     greater than 7 years, but less than or equal to 12 years              1.57
     greater than 12 years, but less than or equal to 25 years             1.63
     greater than 25 years, but less than or equal to 30 years             1.69

Type V Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.32
     greater than 2 years, but less than or equal to 4 years               1.36
     greater than 4 years, but less than or equal to 7 years               1.59
     greater than 7 years, but less than or equal to 12 years              1.65
     greater than 12 years, but less than or equal to 25 years             1.72
     greater than 25 years, but less than or equal to 30 years             1.80

Type VI Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.37
     greater than 2 years, but less than or equal to 4 years               1.40
     greater than 4 years, but less than or equal to 7 years               1.67
     greater than 7 years, but less than or equal to 12 years              1.74
     greater than 12 years, but less than or equal to 25 years             1.82
     greater than 25 years, but less than or equal to 30 years             1.91

Type VII Debt Securities with remaining maturities of:

     less than or equal to 2 years                                         1.37
     greater than 2 years, but less than or equal to 4 years               1.64
     greater than 4 years, but less than or equal to 7 years               2.28
     greater than 7 years, but less than or equal to 12 years              2.49
     greater than 12 years, but less than or equal to 25 years             2.74
     greater than 25 years, but less than or equal to 30 years             3.06

     For purposes of the foregoing:

     "Type I Debt Securities" means Debt Securities (as defined above) rated either AAA by Fitch or, if not rated by Fitch, rated AAA by S&P and Aaa by Moody's;

     "Type II Debt Securities" means Debt Securities rated either at least AA-by Fitch or, if not rated by Fitch, rated at least AA- by S&P and at least Aa3 by Moody's which do not constitute Type I Debt Securities;

     "Type III Debt Securities" means Debt Securities rated either at least A-by Fitch or, if not rated by Fitch, rated at least A- by S&P and at least A3 by Moody's which do not constitute Type I or Type II Debt Securities;

     "Type IV Debt Securities" means Debt Securities rated either at least BBB-by Fitch or, if not rated by Fitch, rated at least BBB- by S&P and at least Baa3 by Moody's which do not constitute Type I, Type II or Type III Debt Securities;

     "Type V Debt Securities" means Debt Securities rated either at least BB- by Fitch or, if not rated by Fitch, rated at least BB- by S&P and at least Ba3 by Moody's which do not constitute Type I, Type II, Type III or Type IV Debt Securities;

     "Type VI Debt Securities" means Debt Securities rated either at least B- by Fitch or, if not rated by Fitch, rated at least B- by S&P and at least B3 by Moody's which do not constitute Type I, Type II, Type III, Type IV or Type V Debt Securities; and

     "Type VII Debt Securities" means Debt Securities rated either at least CCC by Fitch or, if not rated by Fitch, rated at least CCC by S&P and at least Caa by Moody's which do not constitute Type I, Type II, Type III, Type IV, Type V or Type VI Debt Securities.

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch Eligible Assets:

                                                              MAXIMUM SINGLE    MAXIMUM SINGLE       MINIMUM
                                                                  ISSUER           INDUSTRY        ISSUE SIZE
TYPE OF DEBT SECURITY                                           (%)(1),(2)      (%)(2),(3),(6)   ($ IN MILLIONS)
---------------------                                         --------------    --------------   ---------------
Type I                                                              100%              100%           $ 100
Type II                                                              20                75              100
Type III (4)                                                         10                50              100
Type IV                                                               6                25              100
Type V                                                                4                16               50(5)
Type VI                                                               3                12               50(5)
Type VII                                                              2                 8               50(5)

                             See accompanying notes

----------
(1) Companies subject to common ownership of 25% or more are considered as one name.
(2) Percentages represent a portion of the aggregate Market Value of Debt Securities.
(3) Industries are determined according to industry classifications specified by Fitch ("Fitch Industry Classifications") (see below).
(4) Includes Short Term Money Market Instruments which do not constitute Type I or Type II Debt Securities and which have a maturity greater than the Exposure Period.
(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.
(6) Foreign and Canadian Bonds issued by governments of the Approved Foreign Nations and Canada or any of their agencies, instrumentalities, or political subdivisions assigned to the "Sovereigns" industry classification are not subject to any maximum single industry concentration limitation.

     The Fitch Industry Classifications, for the purposes of determining Fitch Eligible Assets, mean the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

     Aerospace & Defense
     Automobiles
     Banking, Finance & Insurance
     Building & Materials
     Chemicals
     Computers & Electronics
     Consumer Products
     Energy
     Environmental Services
     Farming & Agriculture
     Food, Beverage & Tobacco
     Healthcare & Pharmaceuticals
     Industrial Machinery
     Media, Leisure & Entertainment
     Metals & Mining
     Miscellaneous
     Paper & Forest Products
     Retail
     Sovereigns
     Textiles & Furniture
     Transportation
     Utilities

     OTHER FITCH ELIGIBLE ASSETS. Other Fitch Eligible Assets include the following:

     (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's, BBB or higher by S&P or BBB or higher by Fitch if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher by Moody's and either A or higher by S&P or A or higher by Fitch if the payment date is within 30 days of the Valuation Date, and (C) A1 or higher by Moody's and either A+ or higher by S&P or A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch or (B) (1) with counter-parties having a Fitch long-term debt rating of at least BBB- by Fitch, if rated by Fitch or, if not rated by Fitch, then rated at least BBB- by S&P and rated at least Baa3 by Moody's or (2) with counter-parties having a Fitch Short-Term Money Market Instrument rating of at least F-1 + by Fitch, if rated by Fitch or, if not rated by Fitch, then rated at least A-1 by S&P and rated at least P-I by Moody's;

     (ii) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1 by Moody's and either at least A-1 + by S&P or F1 + by Fitch, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 by Moody's and either at least A by S&P or A by Fitch, or (C) in all other cases, the supporting entity (1) is rated at least A2 by Moody's and at least A by S&P and the security matures within one month, (2) is rated at least A1 by Moody's and either at least A+ by S&P or at least A by Fitch and the security matures within three months or (3) is rated at least Aa3 by Moody's and either at least AA by S&P or at least AA by Fitch and the security matures within six months; and

     (iii) U.S. Treasury Securities.

The Fitch Discount Factors for Fitch Eligible Assets that are U.S. Treasuries are as follows:

U.S. TREASURY SECURITIES with remaining maturities of:

     less than or equal to 1 year                                          1.06
     greater than 1 year, but less than or equal to 2 years                1.11
     greater than 2 years, but less than or equal to 5 years               1.16
     greater than 5 years, but less than or equal to 15 years              1.24
     greater than 25 years, but less than or equal to 30 years             1.26

     The Fitch Discount Factor applied to short-term portfolio securities will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and, (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

     FINANCIAL CONTRACTS, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the ATP.

     Under current Fitch guidelines, portfolio securities that are preferred stocks will not be deemed Fitch Eligible Assets.

     When the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and A by S&P and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of ATP--Asset Maintenance") or it is subject to any material Lien, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                                      * * *

     For so long as any of the ATP is Outstanding and either Moody's, Fitch or any Other Rating Agency is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's, Fitch or any Other Rating Agency, as applicable, that any such action would not impair the respective rating then assigned by Moody's, Fitch, or such Other Rating Agency to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transaction; or (ii) borrow money, except that the Fund may, without the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; or (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; or (iv) engage in any short sales of securities; or (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation.

     For purposes of valuation of Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or
(2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and
(2) the Discounted Value of the underlying security; and (C) call or put options which the Fund buys have no value.

     For so long as ATP are rated by Moody's or Fitch: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the ATP Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the ATP Basic Maintenance Amount; (E) for purposes of the ATP Basic Maintenance Amount assets in margin accounts are not Eligible Assets;
(F) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the ATP Basic Maintenance Amount that it takes delivery of that security which yields it the least value;
(H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     The Board of Directors may, without approval of any Holder of the ATP or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions which relate to the Moody's and Fitch guidelines and which generally establish the investment guidelines for the Fund's portfolio in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the ATP by such rating agency. In addition, the Board of Directors, without the vote or consent of the Fund's stockholders, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of a minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to the ATP. See "Description of ATP--Voting Rights."

                         PORTFOLIO MATURITY AND TURNOVER

     The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer-term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending on the Investment Adviser's general investment outlook or changes in the characteristics of "high-yield" securities. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuations in response to changes in interest rates and general economic conditions. As of September 30, 2003, the weighted average maturity of the Fund's portfolio holdings was approximately
7.16 years. The weighted average maturity of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.

     The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but generally does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

     In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate may, from time to time, exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover may result in increased transaction costs for the Fund in the form of increased dealer spreads and brokers commissions. For fiscal years ended December 31, 2000, 2001, and 2002, the Fund did not pay any brokerage commissions for the execution of portfolio transactions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2000, 2001, and 2002 were 45.58%, 38.89% and 82.47%, respectively. The change in the Fund's investment adviser from Wellington Management to T. Rowe Price on December 2, 2002 contributed to the increased portfolio turnover rate in the year ended
December 31, 2002.

                                    TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in ATP. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by (A) cash, cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gains (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to stockholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends. Such distributions generally will be eligible (i) for the dividends-received deduction in the case of corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the ATP until the asset coverage is restored. See "Description of ATP--Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) ATP in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem ATP and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

     Use of the Fund's cash to repurchase or redeem ATP may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of ATP, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of ATP might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

     Any transactions by the Fund in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) would be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses.

These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year, less an interest charge to the Treasury on 50% of such earnings and profits, before it can again qualify as a regulated investment company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF ATP

     Under present law, so long as there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund or any owners of the ATP that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of the ATP will be able to sell his or her shares, ATP will constitute stock of the Fund, and thus distributions with respect to the ATP (other than distributions in redemption of ATP subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

     The Fund's income will consist of net investment income and may also consist of net capital gains. The character of the Fund's income will not affect the amount of dividends to which the holders of the ATP are entitled. Holders of the ATP are entitled to receive only the amount of dividends as determined by periodic Auctions. For federal income tax purposes, however, the Internal Revenue Service (the "Service") currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and the four series of ATP as consisting of particular types of income (net capital gains, ordinary income, dividends qualifying for the dividends received deduction and qualified dividend income) in accordance with each class' proportionate share of the total dividends paid to all classes. The amount of the net capital gains realized by the Fund is not expected to be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income generally are taxable to stockholders as ordinary income. Distributions of the Fund's net capital gains, if any, are taxable to stockholders at rates applicable to long-term capital gains regardless of the length of time the ATP have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a stockholder's adjusted tax basis in his or her shares of ATP and, after the adjusted tax basis is reduced to zero, will constitute capital-gains to a holder of shares of ATP who holds his or her shares of ATP as a capital asset. In addition, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through
2008) (the "Jobs and Growth Act"), dividends paid by the Fund to stockholders who are individuals may constitute qualified dividend income eligible for a maximum rate of 15%. Under the Jobs and Growth Act, if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals if designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States). The amount of qualified dividend income realized by the Fund is not expected to be significant, and there is no assurance that any such income will be realized by the Fund in any year.

     Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gains to the stockholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gains"). However, it is unclear whether a portion of the net undistributed capital gains would have to be allocated to the ATP for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Service as to the allocation of the net undistributed capital gains between the Common Stock and the ATP, the Fund intends to distribute its net capital gains for any year during which it has shares of ATP Outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of ATP are entitled.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record in one of such months and paid in January of the following year will be treated as having been distributed by the Fund and received by the stockholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, stockholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class' proportionate share of a particular type of income. However, the private ruling is not binding on the Service, and there can be no assurance that the Service will respect such treatment.

     Most of the Fund's net investment income is derived from interest-bearing securities. Accordingly, dividends paid with respect to the ATP generally will not qualify for the corporate dividend received deduction. However, from time to time, a portion of the Fund's net investment income may be dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate stockholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the ATP dividend representing the stockholder's portion of the Fund's eligible dividend income. The Service has ruled that corporate stockholders of a regulated investment company must meet the 45-day holding requirements of
Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction.

     Distributions that the Fund properly designates as capital gains dividends will be taxable to U.S. shareholders as gains from the sale or disposition of a capital asset held for more than one year, to the extent that these gains do not exceed the Fund's actual net capital gain for the taxable year.

     The Fund will notify shareholders after the close of its taxable year as to the portions of the distributions attributable to that year that constitute ordinary income (including any portion thereof qualifying for the dividends received deduction generally available to corporations), qualified dividend income, return of capital, and capital gain.

SALE OF SHARES

     The sale of shares of ATP (including transfers in connection with a redemption or repurchase of such shares of ATP or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling holders of shares of ATP will generally recognize gain or loss in an amount equal to the difference between their basis in the shares of ATP and the amount received in exchange therefor. If such shares of ATP are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such stockholders have held the shares for more than one year. Any loss realized upon a taxable disposition of shares of ATP held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (or credited with undistributed capital gain) with respect to such shares. All or a portion of any loss realized upon a taxable disposition of shares of ATP may be disallowed if other shares of ATP are purchased by the shareholder within 30 days before or after the disposition.

BACKUP WITHHOLDING

     The Fund may be required to withhold for U.S. federal income taxes at the current rate of 28% on all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a stockholder has been notified by the Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

OTHER TAXATION

     In general, federal withholding taxes at a 30% rate or a lesser rate established by treaty may apply to distributions to stockholders (except to those distributions designated by the Fund as capital gains dividends or anticipated by the Fund to qualify as return of capital) that are nonresident aliens or foreign partnerships, trusts or corporations. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in ATP.

RECENT TAX SHELTER REPORTING REGULATIONS

     Under recently promulgated Treasury regulations, if a stockholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (or a greater loss over a combination of years), the stockholder must file with the Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Adviser, custodian and transfer agent. The management of the Fund's day-to-day operation is delegated to its officers and the Investment Adviser, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The Board of Directors consists of five individuals, three of whom are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the "Non-Interested Directors"). During 2002, the Directors of the Fund met five times. The names and business addresses of the Directors of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

     The Directors of the Fund who are Non-Interested Directors, as well as their principal occupations for at least the past five years, are as follows:

                                   POSITIONS(S)
                                  WITH THE FUND
                                   AND LENGTH              PRINCIPAL OCCUPATION(S)
      NAME AND AGE              OF TIME SERVED(1)            DURING PAST 5 YEARS                    OTHER DIRECTORSHIPS
-------------------------      -------------------   -----------------------------------    -----------------------------------
Joseph L. Bower                Director since 1988   Professor, Harvard Business School     Director of Anika Therapeutics,
  Date of Birth: 09/21/38                            since 1963--as Donald K. David         Inc., Sonesta International Hotels
                                                     Professor of Business                  Corporation, Loews Corporation (a
                                                     Administration since 1986, Senior      conglomerate), and Brown Shoe
                                                     Associate Dean, Chair of the           Company, Inc.; Independent General
                                                     Doctoral Programs, Chair of the        Partner of ML-Lee Acquisition Fund,
                                                     General Management Area, and           L.P.; and Trustee of TH Lee-Putnam
                                                     currently, Chair of the General        Emerging Opportunities Portfolio.
                                                     Manager Program; member and
                                                     research fellow at the Institute of
                                                     Politics since 1966; faculty member
                                                     of the John F. Kennedy School of
                                                     Government since 1969.

Bernard J. Korman              Director since 1987   Chairman of the Board of Directors     Director of Kramont Realty Trust,
  Date of Birth: 10/13/31                            of Philadelphia Health Care Trust      Omega Healthcare Investors, Inc.
                                                     (non-profit corporation supporting     (real estate investment trust), The
                                                     healthcare delivery, education and     Pep Boys, Inc. (automotive
                                                     research).                             supplies), and Nutramax Products,
                                                                                            Inc. (a consumer healthcare
                                                                                            products company).

                                   POSITIONS(S)
                                  WITH THE FUND
                                    AND LENGTH              PRINCIPAL OCCUPATION(S)
       NAME AND AGE              OF TIME SERVED(1)            DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS
-------------------------      --------------------  -----------------------------------    ------------------------------------
Ernest E. Monrad               Director since 1988   Trustee since 1960 and Chairman of     Trustee of Century Shares Trust and
  Date of Birth: 05/30/30                            the Trustees from 1969 to May 2001     Century Small Cap Select.
                                                     of Northeast Investors Trust;
                                                     Chairman, Assistant Treasurer and a
                                                     Director since 1981 of Northeast
                                                     Investors Growth Fund; Director and
                                                     Vice President of Northeast
                                                     Investment Management, Inc., and
                                                     Director of Northeast Management &
                                                     Research Company, Inc.

----------
(1)  The Fund is not part of any fund complex.

     The Directors of the Fund who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the "Interested Directors"), as well as their principal occupations for at least the past five years, are set forth below:

                                   POSITIONS(S)
                                  WITH THE FUND
                                    AND LENGTH              PRINCIPAL OCCUPATION(S)
       NAME AND AGE              OF TIME SERVED(1)            DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS
-------------------------      --------------------  -----------------------------------    ------------------------------------
Robert F. Birch*                  Director and       Private investor and consultant.       Director of Hyperion Funds (4 funds),
  Date of Birth: 03/12/36        President since                                            and Director of the Brandywine Funds
                                      1992                                                  (3 funds).

Richard E. Floor*                 Director and       Partner through his professional       Director of Affiliated Managers
  Date of Birth: 08/03/40        Secretary since     corporation with the law firm of       Group, Inc.
                                      1987           Goodwin Procter LLP, Boston,
                                                     Massachusetts.

----------
  * Messrs. Birch and Floor are deemed to be "Interested Directors" of the Fund because, in the case of Mr. Birch, he is the President of the Fund and, in the case of Mr. Floor, he is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.
(1)  The Fund is not part of any fund complex.

     The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Each Director holds office until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

     Under the Fund's Articles and the 1940 Act, holders of the ATP are entitled to elect two Directors with the other three Directors elected by the holders of the Common Stock and the ATP voting as a single class, except in certain circumstances. In the event the Fund has no outstanding Preferred Stock, all of the Directors will be elected by the holders of the Common Stock. Since the Fund's inception, Messrs. Bower and Korman have been nominated for election as Directors by, and have been elected as Directors by, the holders of the Fund's Outstanding Preferred Stock. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock and ATP or a majority of the Outstanding ATP may elect all of the Directors who are subject to election by them.

EXECUTIVE OFFICER

     Ellen E. Terry (date of birth: 04/09/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry served as acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund from February 1988 through February 1992. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

SHARE OWNERSHIP OF MANAGEMENT

     As of December 31, 2002, no Director of the Fund owned any shares of the Fund's ATP. The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors as of that date based on information provided to the Fund by the Directors.

                                                         DOLLAR RANGE* OF EQUITY
NAME OF DIRECTOR                                        SECURITIES IN THE FUND (1)
----------------                                        --------------------------
NON-INTERESTED DIRECTORS
Joseph L. Bower                                              $10,001-$50,000
Bernard J. Korman                                             over $100,000
Ernest E. Monrad                                              over $100,000

INTERESTED DIRECTORS
Robert F. Birch                                               over $100,000
Richard E. Floor                                              over $100,000

----------
  * Dollar range is based on the closing price of a share of Common Stock quoted on the New York Stock Exchange at December 31, 2002.
(1)  The Fund is not part of any family of investment companies.

     As of December 31, 2002, Joseph L. Bower, Bernard J. Korman, Ernest E. Monrad, Robert F. Birch and Richard E. Floor owned 20,000, 507,309, 271,900, 147,425 and 144,542 shares of Common Stock, respectively. As of that date, the Fund's Directors as a group beneficially owned 1,091,176 shares of Common Stock, which constituted 1.57% of the issued and outstanding shares of Common Stock.

COMPENSATION OF DIRECTORS AND OFFICERS

     During the fiscal year ended December 31, 2002, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated, except in the case of telephonic Directors' meetings, for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2002 was $100,000, and he currently receives an annual retainer of $100,000 for his services to the Fund as President. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's Non-Interested Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2002 aggregate remuneration of $165,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2002. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

                                                        PENSION OR RETIREMENT         ESTIMATED
                                          AGGREGATE        BENEFITS ACCRUED        ANNUAL BENEFITS        TOTAL
                                        COMPENSATION       AS PART OF FUND               UPON         COMPENSATION
NAME OF DIRECTOR OR OFFICER               FROM FUND            EXPENSES               RETIREMENT      FROM FUND(1)
---------------------------             ------------    ---------------------      ---------------    ------------
NON-INTERESTED DIRECTORS
Joseph L. Bower                         $     33,000             None                    None         $   33,000
Bernard J. Korman                       $     33,000             None                    None         $   33,000
Ernest E. Monrad                        $     33,000             None                    None         $   33,000

INTERESTED DIRECTORS/OFFICERS
Robert F. Birch                         $    133,000             None                    None         $  133,000(2)
Richard E. Floor                        $     33,000             None                    None         $   33,000
Ellen E. Terry                          $    156,978             None                    None         $  156,978(3)

----------
(1)  The Fund is not part of any fund complex.
(2) Of this amount, $100,000 was compensation for services as President and $33,000 was compensation for services as a Director.
(3) $156,978 was compensation for services as Vice President and Treasurer of the Fund.

     The Fund's Articles and By-Laws provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with the performance of their duties on behalf of the Fund to the full extent permitted under Maryland law, subject to the applicable requirements of the 1940 Act. Maryland law generally permits a director or officer to be indemnified with respect to any proceeding to which the director or officer was made a party by reason of service in that capacity unless: (i) the director's or officer's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
(ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the 1940 Act, as interpreted by the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct"). In addition, the indemnification provision must set forth reasonable and fair means for determining whether indemnification shall be made. The staff of the Commission has indicated that "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct, including a dismissal for insufficiency of evidence, and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) a vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in written opinion.

     The Fund, at its expense, may in the future provide liability insurance for the benefit of its Directors and officers.

COMMITTEES

     The Board of Directors has an Audit and Nominating Committee, which it created in February 2000 to succeed the Fund's Audit Committee. The Audit and Nominating Committee is responsible for: (a) overseeing the audit process for the Fund and considering any questions raised by the Fund's independent public accountants concerning the Fund's financial reporting process, internal controls, and compliance procedures, (b) supervising the nomination and election of Directors who are not "interested persons" of the Fund, (c) reviewing on a periodic basis the Fund's governance structures and procedures, (d) approving the engagement of the Fund's independent public accountants to provide the Fund with audit or non-audit services, (e) reviewing the scope and procedures of the year-end audit, (f) reviewing annual financial statements, and (g) conferring with the Fund's independent public accountants. The Audit and Nominating Committee is presently comprised of former members of the Audit Committee, including Messrs. Korman and Monrad and Professor Bower, each of whom is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. The Audit and Nominating Committee met three times in 2002. The Audit and Nominating Committee will consider nominees for Director recommended by stockholders when submitted in writing to the Fund's Secretary at the Fund's address in accordance with criteria for submitting stockholder proposals set forth in the Fund's By-Laws.

     At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for: (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole and (b) monitoring Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding his compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. The Compensation Committee met once during 2002.

PRINCIPAL HOLDERS OF ATP AND COMMON STOCK

     At September 15, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of Common Stock:

                                               NUMBER OF SHARES OF     PERCENT OF SHARES OF
NAME AND ADDRESS OF THE OWNER                     COMMON STOCK             COMMON STOCK
-----------------------------                  -------------------     --------------------
Cede & Co. Fast                                    85,617,926                   92%
  55 Water Street, 25th Floor
  New York, NY 10041

     Except as noted above, the Fund does not know of any person who, as of September 15, 2003, beneficially owned more than 5% or more of the outstanding shares of Common Stock of the Fund. The Fund does not know of any person who owned more than 5% of the Outstanding shares of the ATP at September 15, 2003. As of such date, all Directors and officers of the Fund owned 1,504,112 shares of Common
Stock, which constitutes 1.61% of the issued and outstanding shares of Common Stock. No Director or officer owned any of the ATP at September 15, 2003.

THE INVESTMENT ADVISER

     The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Advisory Agreement provides that the Investment Adviser will, upon request of the Fund but subject to availability, make available to the Fund office facilities, equipment, personnel and services (other than as specifically set forth in the Advisory Agreement). Such office facilities, equipment, personnel and services will be billed to the Fund at the Investment Adviser's cost.

     CONSIDERATIONS OF THE BOARD OF DIRECTORS. In reaching a decision to engage
T. Rowe Price as the Fund's investment adviser, the Board of Directors reviewed information derived from a number of sources and covering a range of issues. The Directors concluded that (a) T. Rowe Price had a record of superior performance in the "high-yield" asset class; (b) T. Rowe Price demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; (c) T. Rowe Price is a large, well capitalized organization with substantial resources and qualified personnel; and (d) T. Rowe Price's disciplined but flexible investment approach is appropriate for the Fund. The Board of Directors also considered the advisory fee under the Advisory Agreement and information on fees charged by other investment advisers for comparable services. The Board of Directors noted that the fee to be charged by T. Rowe Price under the Advisory Agreement would be lower than the advisory fee rates charged by most of the other investment advisers that the Fund considered, although higher than the advisory fee rates of some of the other investment advisers, including Wellington Management, the Fund's former investment adviser. Taking into account this review, as well as the nature and the quality of the services to be provided by T. Rowe Price, the Board of Directors determined that the advisory fee rate of T. Rowe Price was reasonable. None of the Fund's Directors and officers are employed or otherwise affiliated with T. Rowe Price.

     The Directors' decision to replace Wellington Management with T. Rowe Price was prompted primarily by the Directors' view that the Fund's performance over recent periods had not met expectations. Before selecting T. Rowe Price as the Fund's investment adviser, the Directors and Fund management solicited and considered proposals from a range of investment advisory organizations with experience investing in "high-yield" fixed-income securities. In connection with their final deliberations, the Directors reviewed additional materials provided by T. Rowe Price in response to the Board's request, including information regarding T. Rowe Price and its personnel, operations and financial condition. Representatives of T. Rowe Price also met with Fund management and with the Board of Directors and discussed T. Rowe Price's philosophy of management, performance, expectations and method of operation as they would relate to the Fund. Among other matters, the Directors also discussed with T. Rowe Price: (a)
T. Rowe Price's research methodology and the extent to which portfolio management in T. Rowe Price's "high-yield" group had access to information and analysis from T. Rowe Price's equity management group, (b) default rates in the "high-yield" bond portfolios managed by T. Rowe Price, and (c) the special considerations entailed in managing a leveraged capital structure such as the Fund's. In addition, the Board of Directors reviewed and discussed the terms and provisions of the Advisory Agreement.

     Based on its review, the Board of Directors, including a majority of the Non-Interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by T. Rowe Price to the Fund and that the advisory fee rate was reasonable in relation to such services. Accordingly, the Board of Directors approved the Advisory Agreement as being in the interests of the Fund's stockholders. The Non-Interested Directors were represented by independent counsel who assisted them in their deliberations.

     ADVISORY AGREEMENT. The Advisory Agreement between the Investment Adviser and the Fund became effective on December 2, 2002 following the termination of the investment advisory agreement with Wellington Management, the Fund's former investment adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act. The Board of Directors, not the Investment Adviser, is responsible for determining the amount and type of leverage to which the Fund is subject, and for making any related hedging arrangements.

     The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

     At a meeting held on October 17, 2002, the Board of Directors, including Non-Interested Directors, unanimously approved the Advisory Agreement for a two-year period commencing December 2, 2002. The Advisory Agreement was subsequently approved by the Fund's stockholders at a special meeting held on February 13, 2003. The Advisory Agreement will remain in effect until December 2, 2004, and thereafter year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the majority of Directors, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and as further described below), or by the Investment Adviser, in each case on 60 days' prior written notice. The Advisory Agreement will terminate automatically in the event of its assignment. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of either: (a) the vote of 67% or more of the voting securities present at the relevant meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) the vote of more than 50% of the outstanding voting securities. For purposes of voting on any approval, continuation or termination of the Advisory Agreement, holders of the ATP and the Common Stock vote as a single class.

     Under the terms of the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Advisory Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     PORTFOLIO EXECUTION. The Advisory Agreement authorizes T. Rowe Price to arrange for the execution of the Fund's portfolio transactions by selecting the brokers or dealers that will execute the purchases and sales of portfolio securities of the Fund. The Advisory Agreement also directs T. Rowe Price to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. T. Rowe Price may, in its discretion, purchase and sell portfolio securities through brokers who provide T. Rowe Price or the Fund with research, analysis, advice and similar services, and the Fund may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that T. Rowe Price determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of T. Rowe Price to the Fund and other clients of T. Rowe Price and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes a mark-up or undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

     In selecting a broker or dealer for each specific transaction, T. Rowe Price will use its best judgment to choose the broker or dealer most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following: capable floor brokers or traders, competent block trading coverage, good communication, ability to position, retail distribution and underwriting, use of automation, arbitrage skills, administrative ability, or provision of market information relating to the security. T. Rowe Price will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

     On occasions when T. Rowe Price deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, T. Rowe Price, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by T. Rowe Price in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

     For the fiscal years ended December 31, 2000, 2001, and 2002, the Fund did not pay any brokerage commissions for the execution of portfolio transactions.

CODE OF ETHICS

     The Fund and T. Rowe Price have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Subject to certain conditions and restrictions, these Codes of Ethics permit persons subject to these codes to invest in securities for their personal investment accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval.

     These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. These Codes of Ethics are available on the EDGAR Database at the Commission's website at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

     At its June 26, 2003 meeting, the Fund's Board of Directors authorized and directed T. Rowe Price to vote proxies relating to the Fund's portfolio securities in accordance with T. Rowe Price's proxy voting policies and procedures. T. Rowe Price, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

     PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops T. Rowe Price's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect stockholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon its own fundamental research, independent research provided by third parties, and information presented by company managements and stockholder groups.

     Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

     T. Rowe Price has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

     FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund or Fund stockholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

     T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

     - ELECTION OF DIRECTORS. T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     - EXECUTIVE COMPENSATION. T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with stockholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to stockholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

     - ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES. T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of stockholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to stockholders and the effect on stockholder rights.

     - SOCIAL AND CORPORATE RESPONSIBILITY ISSUES. T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

     MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Because T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

     PROXY VOTING RECORDS. Information regarding how the Fund voted proxies relating to portfolio securities for the twelve-month period ending June 30, 2004 will be available after August 31, 2004 without charge by calling the Fund collect at (617) 263-6400 or on the Commission's website at http://www.sec.gov.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Common Stock will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. New York time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities, (ii) accumulated and unpaid dividends on the Outstanding ATP and (iii) the aggregate Liquidation Value of the Outstanding ATP. In valuing the Fund's assets for all purposes, other than the determination of the Discounted Value of such assets pursuant to the guidelines of the rating agencies then rating the ATP, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. The Fund also utilizes prices supplied by its custodian, State Street Bank and Trust Company, from Reuters Fixed-Income Services and FT Interactive Data. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

                               DESCRIPTION OF ATP

GENERAL

     The shares of ATP have a liquidation preference equal to their Liquidation Value per share, plus all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution. The newly issued shares of ATP Series C when issued and sold through this Offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Stock or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The ATP will be subject to optional and mandatory redemption as described below under "Redemption."

     Holders of the newly issued shares of ATP Series C will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will act as securities depository (together with any successor securities depository selected by the Fund, the "Securities Depository") for the Agent Members with respect to the newly issued shares of ATP Series C.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the newly issued shares of ATP Series C. Furthermore, the Auction Agent will send notices to Holders of the ATP of any meeting at which Holders of shares of ATP have the right to vote. See "Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of ATP, so long as the Fund is current in the payment of dividends on the ATP and on any other capital shares of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     The Holders of ATP will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code and to the extent available and in preference to and priority over any dividend declared and payable on the Common Stock.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment shall first be credited against the earliest declared but unpaid dividends.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "Determination of Dividend Rate" below. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "Default Period" below.

     The amount of dividends per Outstanding share of ATP payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the Liquidation Value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     DETERMINATION OF DIVIDEND RATE. The dividend rate during the period from and including the Date of Original Issue to and including the initial Auction Date will be the rate per annum set forth on the inside cover page of the Prospectus. The first Auction Date will be as set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     NOTIFICATION OF DIVIDEND PERIOD. The Fund will designate the duration of Dividend Periods of each series of ATP; provided, however, that no such designation is necessary for a Standard Term Period and any designation of an Alternate Term Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the ATP shall have been cured as set forth under "Default Period" below, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Alternate Term Period,
(iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and an ATP Basic Maintenance Certificate (as defined below) to Moody's (if Moody's is then rating the ATP), to Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and so requires.

     If the Fund proposes to designate any Alternate Term Period, not fewer than three Business Days nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (A) made by press release and (B) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (x) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (y) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (X) its determination, subject to certain conditions, to proceed with such Alternate Term Period, subject to the terms of any Specific Redemption Provisions, or (Y) its determination not to proceed with such Alternate Term Period, in which latter event the succeeding Dividend Period shall be a Standard Term Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

     (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation pursuant to clause (v) above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

     Notwithstanding the foregoing, the Fund may designate the succeeding Dividend Period as an Alternate Term Period on the second business day next preceding the first day of such succeeding Dividend Period by giving notice as contemplated by clause (i) above and by issuing a press release containing the information in such notice.

     If the Fund is unable to make the confirmation pursuant to clause (v) above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, the Fund shall deliver a notice to the Auction Agent that the Fund has been unable to make such confirmation and that such Dividend Period will be a Standard Term Period.

     DEFAULT PERIOD. A "Default Period" will commence on the applicable date set forth below if the Fund fails (i) to declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within two Business Days after, such Dividend Payment Date to the persons who held shares of ATP as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date,
(ii) to deposit irrevocably in trust in same-day funds with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date, the full amount of any declared dividend on the relevant series of ATP payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of shares of ATP called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) to maintain the Aaa/AAA Credit Rating unless the Aaa/AAA Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the Aaa/AAA Credit Rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the Aaa/AAA Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment
Date) and shall end on the
earlier of the date on which such default is cured as provided herein or the date on which the ATP is mandatorily redeemed as provided herein. Holders of two-thirds of the ATP Series C then Outstanding may waive any Dividend Default, Redemption Default or Rating Default.

     The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Default Rate; and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within two Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first two Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon, New York City time, on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

     Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the ATP, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the ATP) subject to the foregoing and any requirements of Maryland law.

     SWAP ARRANGEMENT. Effective October 1, 2001, the Fund entered into a five-year interest payment Swap Arrangement with Fleet for the purpose of hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at a fixed annual rate of 4.50%, computed on a notional contract amount of $100 million. In exchange for these payments, Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.31% to 1.44% for the six month period ended June 30, 2003. In the current interest rate environment, the Swap Arrangement requires the Fund to make net payments to Fleet and therefore less income is available for the Common Stock dividend than if the Swap Arrangement were not in place.

     Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counter-parties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counter-party, the Fund's dividend payment obligation with respect to the ATP would no longer be hedged. The Fund does not anticipate nonperformance by any counter-party. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counter-parties, are substantially smaller.

     The Fund accounts for the Swap Arrangement in accordance with the Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2002, the Fund's obligations under the Swap Arrangement were more than the amount received from Fleet by approximately $2,851,000 and the estimated fair value of the Swap Arrangement at December 31, 2002 amounted to approximately $6,768,000 of unrealized loss. The Fund's payment obligation under the Swap Arrangement and rate of dividends on the four series of ATP are likely to differ, particularly if the Fund elects to establish a dividend period for the ATP which is longer than 28 days, although each generally should be determined with reference to short-term interest rates (except to the extent the Fund establishes relatively long ATP dividend periods). See "Description of ATP." The Fund makes dividend payments to the holders of ATP on the basis of the results of periodic Auctions in accordance with its terms without regard to the Swap Arrangement and will continue to do so in the event the Swap Arrangement is terminated. The Fund is subject to the risk that Fleet will not make its required payments under the Swap Arrangement. In such event, the Fund will have contractual remedies pursuant to the agreements related to the Swap Arrangement.

     The Fund obtained consents from Moody's and Fitch to enter into the Swap Arrangement. In connection with obtaining such consent, the Fund agreed to an increase in its discounted asset coverage requirement as described under "Asset Maintenance" below. The Swap Arrangement will remain in effect through October 1, 2006, subject to early termination in certain circumstances, such as a default in payment obligations under the Swap Arrangement, a breach by either party of any agreement or obligation under the Swap Arrangement, the bankruptcy of either party to the Swap Arrangement, certain changes in tax laws, and illegality. Upon any such early termination the Fund will be required to make a payment to, or will receive a payment from, Fleet based on the market value of the Swap Arrangement at that time. In the event that the Fund fails to satisfy certain asset coverage requirements that give rise to a mandatory redemption of ATP, the Fund has agreed with Moody's and Fitch that it will terminate the Swap Arrangement to the extent the notional amount of such Swap Arrangement following such redemption would exceed the aggregate liquidation preference of the ATP that would remain Outstanding following such redemption, or in such greater amount as the Fund may determine, subject to deferral to the extent the value of the Swap Arrangement then exceeds a specified benchmark.

     In light of the proposed increase in the Fund's Outstanding ATP, the Fund may consider adjustments in its Swap Arrangement. The timing and amount of any such adjustment will depend upon market conditions.

     RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends or make other distributions on the Common Stock or purchase any Common Stock if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the Outstanding shares of ATP would be less than 200%. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem shares of ATP to the extent necessary to maintain such qualification. See "Taxation."

     Upon failure to pay dividends for two years or more, the holders of ATP will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of ATP upon any failure to pay dividends on the ATP.

     For so long as any shares of ATP are Outstanding, except in connection with the liquidation the Fund, or a refinancing of the ATP as provided in the Articles, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the ATP as to dividends or upon liquidation) in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the ATP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the ATP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the ATP as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be achieved, (ii) full cumulative dividends on the ATP due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of ATP required to be redeemed by any provision for mandatory redemption contained in the Articles.

REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be the Liquidation Value per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of ATP by reason of the redemption of ATP on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount.

     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the ATP, but is under no obligation to do so.

     MANDATORY REDEMPTION. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two Business Days following the relevant Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount or the last Business Day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the ATP will be subject to mandatory redemption out of funds legally available therefor. See "Asset Maintenance" below. The number of shares of ATP to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of ATP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or sufficient to satisfy 1940 Act ATP Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of ATP then Outstanding will be redeemed), and (ii) the maximum number of shares of ATP that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage, as the case may be, pro rata among the Holders of shares of ATP in proportion to the number of shares they hold and shares of other Preferred stock subject to mandatory redemption provisions.

     If the Fund at any time fails to maintain the Aaa/AAA Credit Rating for the ATP, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of ATP will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "Dividends and Dividend Periods--Default Period." To maintain the Aaa/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations, as used in the rules and regulations under the Exchange Act, one of which shall be Moody's or S&P.

     Shares of ATP may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

     The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of ATP which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of ATP on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of ATP and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

     The redemption price per share in the event of any mandatory redemption will be the Liquidation Value per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealer and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     REDEMPTION PROCEDURE. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of ATP called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of record of shares of ATP called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the ATP at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of shares of ATP to be redeemed,
(iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

     If fewer than all of the shares of a series of ATP are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of ATP may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the shares of ATP, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been earned or declared through the redemption date.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be Outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of ATP called for redemption on such date and
(ii) such other amounts, if any, to which Holders of shares of ATP called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

     So long as any shares of ATP are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of ATP may be redeemed unless all dividends in arrears on the Outstanding shares of ATP, and all capital stock of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ATP and all shares ranking in a parity with the ATP must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Articles limits any legal right of the Fund to purchase or otherwise acquire any shares of ATP outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of ATP for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ATP Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of ATP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

RESTRICTIONS ON TRANSFER

     Newly issued shares of ATP Series C may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, (c) to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent or (d) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding newly issued shares of ATP Series C through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the newly issued shares of ATP Series C issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar. See "Auction Procedures."

     The certificates representing the newly issued shares of ATP Series C issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the transfer agent and/or registrar.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset coverage requirements under the terms of the Articles. These requirements are summarized below.

     ATP BASIC MAINTENANCE AMOUNT. The Fund is required to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP). For this purpose, the Market Value of the Fund's portfolio securities is
(i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. The Fund has a pricing services agreements with Reuters Fixed-Income Services and State Street Bank and Trust Company. The Fund may substitute another pricing service, provided that it has received notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP) that such substitution will not impair the Aaa/AAA Credit Rating. If the Fund fails to maintain Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of ATP. See "Redemption" above.

     The "ATP Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of

         (1)   (A)   the sum of the products resulting from multiplying the
     number of Outstanding shares of each series of ATP on such date by the Liquidation Value per share of such series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of ATP Outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for a Standard Term Period multiplied by the Volatility Factor (which means
     1.00 if the current Dividend Period is one year or less and 1.89 if the current Dividend Period is greater than one year) on any shares of ATP Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of ATP for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (1)(A) through (1)(D); and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund; less

         (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(F) ("value" for purposes of this clause (2) shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated Prime-1 by Moody's and A-1 + by S&P, it will be valued at its face value).

     Pursuant to the Fund's arrangements with Moody's and Fitch, the Fund has agreed upon a methodology for adjusting the Basic Maintenance Amount in light of the Swap Arrangement. On any Valuation Date, the Fund will receive an evaluation of the net amount that would be payable to or payable by the Fund pursuant to the Swap Arrangement as if the Swap Arrangement were being terminated as of such Valuation Date (the "Termination Value"). The Termination Value will be determined using the lower of two market quotations provided by two dealers. If the Termination Value would be payable by the Fund, the Fund will treat the Termination Value as a liability of the Fund in calculating the ATP Basic Maintenance Amount. If the Termination Value would be payable to the Fund, the Fund will treat the Discounted Termination Value as Eligible Assets in calculating the ATP Basic Maintenance Amount. The Discounted Termination Value shall be the Termination Value adjusted by a Discount Factor which shall be determined by treating (a) the swap as if it were a Debt Security, (b) the swap counter-party as the issuer of such Debt Security and (c) the time remaining until the swap's expiration date as the remaining maturity of such Debt Security.

     Solely for purposes of calculating the ATP Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by Moody's (if Moody's is then rating the ATP) or Fitch (if Fitch is then rating the ATP) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 43-day period.

     In addition, for purposes of calculating the ATP Basic Maintenance Amount, assets in margin accounts will not be treated as Eligible Assets. Moreover, where delivery of a security may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the ATP Basic Maintenance Amount that it takes delivery of that security which yields it the least value.

     The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the ATP. These factors include, but are not limited to, the sensitivity of the Market Value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related Discount Factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund, the ATP Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation. from Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires that any such changes would not impair the Aaa/AAA Credit Rating. If the Fund fails to maintain the Aaa/AAA Credit Rating and is unable to restore the Aaa/AAA Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the ATP. See "Rating Agency Guidelines" and "Redemption" above.

     1940 ACT ATP ASSET COVERAGE. The Fund is required under the Articles to maintain 1940 Act ATP Asset Coverage on each Friday, or, if such day is not a Business Day, the next preceding Business Day, in which any shares of ATP are Outstanding. If the Fund fails to maintain 1940 Act ATP Asset Coverage and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of the ATP. See "Redemption" above.

     The Fund estimates that on the Date of Original Issue of the new shares of ATP Series C, based on the composition of its portfolio as of September 30, 2003, the 1940 Act ATP Asset Coverage, after giving effect to the issuance of the shares of ATP Series C ($30 million) and the deduction of sales load and estimated offering expenses for such shares ($598,427), will be computed as follows:

           Value of Fund assets less
          liabilities not constituting
                senior securities                $325,353,289
          ----------------------------           ------------        =      250%
         Senior securities representing          $130,000,000
             indebtedness ($0) plus
          Liquidation Value of the ATP

     NOTICES. The Fund is required to deliver a certificate with respect to the calculation of the ATP Basic Maintenance Amount and the value of the portfolio holdings of the Fund (an "ATP Basic Maintenance Certificate") (i) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the ATP Basic Maintenance Amount; (ii) to the Auction Agent, Fitch (if Fitch is than rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (b) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and (c) on request by Fitch or such Other Rating Agency, as applicable; (iii) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) the Valuation Date next following the date of redemption by the Fund of shares of Common Stock which, together with all other shares of Common Stock purchased during the six months preceding such date, equal in excess of 1,000,000 shares of Common Stock, and (b) the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below; and (iv) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. Such ATP Basic Maintenance Certificate shall be delivered in the case of clause (i)(a) on the Date of Original Issue and in the case of clauses (i)(b), (ii), (iii) and
(iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     The Fund is required to deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, a certificate with respect to the calculation of the 1940 Act ATP Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act ATP Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue with respect to newly issued shares of ATP Series C, and (ii) as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act ATP Asset Coverage. Such 1940 Act ATP Asset Coverage Certificate shall be delivered in the case of clause
(i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

     On the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the newly issued shares of ATP Series C), Fitch (if Fitch is then rating the newly issued shares of ATP Series C) and any Other Rating Agency which is then rating the newly issued shares of ATP Series C and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the ATP Basic Maintenance Certificate and the 1940 Act ATP Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an ATP Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such ATP Basic Maintenance Certificate and in any other ATP Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act ATP Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires an Accountant's Certificate regarding the accuracy of calculations made by the Fund in such 1940 Act ATP Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each ATP Basic Maintenance Certificate and 1940 Act ATP Asset Coverage Certificate required to be delivered as of a Business Day on or before any Asset Coverage Cure Date, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount on such prior Valuation Dates.

     In the event that an ATP Basic Maintenance Certificate or a 1940 Act ATP Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified in the Articles, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or the 1940 ATP Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

LIQUIDATION

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders of ATP and any other shares ranking in parity with the ATP, in preference to the Holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Value per share of the ATP, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of ATP will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such shares of ATP. After payment of the full amount of such liquidation distribution, the owners of the ATP will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any shares of ATP are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of ATP and any other shares ranking on a parity therewith, ratably.

     In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the shares of ATP of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the Holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

     A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the ATP or any shares issuable in exchange for shares of ATP in any such consolidation or merger.

     To the extent other shares of ATP are issued by the Fund, including additional series of ATP or additional shares of the ATP Series A, ATP Series B, ATP Series C or ATP Series D, such shares will share equally and on a pro rata basis with the ATP then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated herein and except as otherwise required by applicable law, Holders of shares of ATP have equal voting rights with Holders of Common Stock (one vote per share) and vote together with Holders of shares of Common Stock as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of stockholders.

     In connection with the election of the Fund's Board, the holders of outstanding shares of Preferred Stock, including ATP Series C, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including ATP Series C, entitling the holder thereof to one vote. The holders of outstanding shares of Common Stock and Preferred Stock, including ATP Series C, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on outstanding shares of the Preferred Stock, including Outstanding ATP Series C, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of shares of Preferred Stock as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Holders of shares of Preferred Stock, including the ATP, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such Holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including the ATP, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Holders of shares of Preferred Stock, including the ATP (but not of the Directors with respect to whose election the Holders of Common Stock were entitled to vote or the two Directors the Holders of shares of Preferred Stock, including the ATP, have the right to elect in any event), will terminate automatically. Any shares of ATP issued after the date hereof shall vote with the ATP as a single class on the matters described above, and the issuance of any other shares of ATP by the Fund may reduce the voting power of the ATP.

     The affirmative vote of the Holders of a majority of the outstanding Preferred Stock determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, including the ATP, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Stock; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred Stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on parity with the Preferred Stock or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on parity with the Preferred Stock (except that, the Board of Directors, without the vote or consent of the Holders of Preferred Stock, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of Preferred Stock, including ATP, ranking on a parity with the ATP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act ATP Asset Coverage and ATP Basic Maintenance Amount requirements, or in connection with a refinancing of the ATP); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (D) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow from banks for temporary or emergency purposes or as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount as of the immediately preceding Valuation Date.

     The affirmative vote of the Holders of a majority of the Outstanding shares of ATP, voting as a separate class, will also be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security Holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies in the Prospectus under "Investment Objective and Policies--Investment Restrictions." In addition, the affirmative vote of the Holders of a majority of the Outstanding shares of each series of ATP, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The class vote of Holders of shares of ATP described above will in each case be in addition to any separate vote of the requisite percentage of shares of Common Stock and/or ATP necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the ATP if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Directors, without the vote or consent of any holder of the Preferred Stock, including the ATP, or any other stockholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms or provisions listed below provided that the Board of Directors receives written confirmation from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) (with such confirmation in no event being required to be obtained from a particular rating agency in the case of the definitions relevant only to and adopted in connection with the rating of the ATP, if any, by any Other Rating Agency) that such amendment, alteration or repeal would not impair the rating then assigned by Moody's or Fitch, respectively.

     ATP Basic Maintenance Amount                         Maximum Applicable Rate
     ATP Basic Maintenance Certificate                    Minimum Applicable Rate
     Asset Coverage Cure Date                             Moody's Discount Factor
     Deposit Securities                                   Moody's Eligible Assets
     Discounted Value                                     Moody's Industry Classification
     Exposure Period                                      1940 Act Asset Coverage Cure Date
     Fitch Discount Factor                                1940 Act ATP Asset Coverage
     Fitch Eligible Assets                                Short Term Money Market Instruments
     Fitch Industry Classification                        Volatility Factor
     Market Value (including certain provisions           Last Paragraph of Section 12 of the Articles (discussing
       relevant to futures and options transactions)        valuation of certain option provisions)

     In addition, the Board of Directors, without the vote or consent of any Holder of the Preferred Stock, including ATP, or any other stockholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to ATP and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of ATP or the Holders thereof, provided the Board of Directors receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     Also, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the Holders of the shares of the Preferred Stock, including ATP, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.

     Unless otherwise required by law, holders of shares of ATP shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of ATP shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of ATP, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.

                               AUCTION PROCEDURES

GENERAL

     Neither the Fund nor any Affiliate shall submit an Order in any Auction.

DIVIDEND RATES AND AUCTION DATES

     The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in the Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. Except in the case of a default (as discussed above), or where all shares of the relevant series of ATP are subject to Submitted Holder Orders if there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period and the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 p.m., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

SUBMISSION OF ORDERS TO AUCTION AGENT

     Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order, (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (D) the rate, if any, specified in each Order.

     If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

     If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, only in the case of an Auction preceding a Dividend Period of 93 days or fewer and at the conclusion of a Dividend Period of 93 days or fewer, deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. If an Order or Orders covering all shares of ATP held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, in the case of all other Auctions, deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     If one or more Orders covering in the aggregate more than the number of shares of the relevant series of ATP held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

     If more than one Order is submitted on behalf of any Existing Holder or Potential Holder, each Order submitted will be a separate Order.

     If any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made in the case of any Dividend Period of 93 days or fewer, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

     In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

DETERMINATION OF SUFFICIENT CLEARING ORDERS AND APPLICABLE RATE

     Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

ACCEPTANCE OF ORDERS AND ALLOCATION OF SHARES

     Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.

     If Sufficient Clearing Orders exist, subject to the Rounding Procedures:

            (i)   all Submitted Hold Orders will be accepted;

            (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

            (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;

            (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

            (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii) and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

            (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

     If Sufficient Clearing Orders do not exist, subject to the Rounding
     Procedures:

            (i)   all Submitted Hold Orders will be accepted;

            (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

            (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

            (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of the relevant series of ATP determined in accordance with the Proration Procedures.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an Auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of the relevant series of ATP for the next Dividend Period.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

     If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

BROKER-DEALERS; COMMISSIONS

     Broker-Dealers which submit Orders for the account of others must be authorized by law to perform such function. A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

     The Auction Agent after each Auction will pay to the Broker-Dealer, from funds provided by the Fund, a service charge at an annual rate of 0.25 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year and, in the case of Dividend Periods of one year or more, a percentage agreed upon between the Fund and the Broker-Dealer, of the purchase price of shares placed by the Broker-Dealer at such Auction. For purposes of this paragraph, shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through the Broker-Dealer or (ii) the subject of an Order submitted by the Broker-Dealer that is (A) a Submitted Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or
(B) a Submitted Order of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, Broker-Dealers will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them submitted valid Hold Orders.

THE AUCTION AGENT

     Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, serves as Auction Agent with respect to the ATP and intends to serve as the Auction Agent for the newly issued shares of ATP Series C. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of ATP Series C. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

     The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.

                              FINANCIAL STATEMENTS

     The Fund will furnish upon request, without charge, a copy of its Annual Report and Semi-Annual Report. If you would like a free copy of the Annual Report or the Semi-Annual Report, you may write to Ellen E. Terry, c/o The New America High Income Fund, Inc., at 33 Broad Street, Boston, Massachusetts 02109 or you may call the Fund collect at (617) 263-6400.

                     The New America High Income Fund, Inc.

SCHEDULE OF INVESTMENTS -- JUNE 30, 2003 (UNAUDITED)
(Dollar Amounts in Thousands)

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 154.09% (d)

AEROSPACE AND DEFENSE -- 1.87%
$   650  Aviall, Inc., Senior Notes,
           7.625%, 07/01/11 (g)                                     B1              $         660
    350  Esterline Technologies Corp.,
           Senior Subordinated Notes,
           7.75%, 06/15/13 (g)                                      B1                        367
    600  Sequa Corporation, Senior Notes,
           9%, 08/01/09                                             B1                        636
  1,200  Vought Aircraft Industries, Inc.,
           Senior Notes,
           8%, 7/15/11 (g)                                          B2                      1,209
                                                                                    -------------
                                                                                            2,872
                                                                                    -------------
AUTOMOBILE -- 3.86%
    150  Arvin Industries, Inc., Senior Notes,
           7.125%, 03/15/09                                         Baa3                      158
    450  ArvinMeritor, Inc., Senior Notes,
           8.75%, 03/01/12                                          Baa3                      506
    365  Cummins, Inc., Senior Notes,
           9.50% 12/01/10 (g)                                       Ba2                       411
    575  Dana Corporation, Notes
           9%, 08/15/11                                             Ba3                       622
    395  Dana Corporation, Senior Notes,
           10.125%, 03/15/10                                        Ba3                       435
    250  General Motors Corporation,
           Senior Notes,
           7.125%, 07/15/13                                         Baa1                      250
    650  HLI Operating Company Inc.,
           Senior Notes,
           10.50%, 06/15/10 (g)                                     B1                        683
    600  Tenneco Automotive Inc., Senior
           Secured Notes,
           10.25%, 07/15/13 (g)                                     B2                        608
    275  Tenneco Automotive Inc., Senior
           Subordinated Notes,
           11.625%, 10/15/09                                        Caa1                      242
  1,225  TRW Automotive Inc., Senior Notes,
           9.375%, 02/15/13 (g)                                     B1                      1,335
    600  TRW Automotive Inc., Senior
           Subordinated Notes,
           11%, 02/15/13 (g)                                        B2                        660
                                                                                    -------------
                                                                                            5,910
                                                                                    -------------
BEVERAGE, FOOD AND TOBACCO -- 5.75%
$ 1,125  Agrilink Foods, Inc. , Senior
           Subordinated Notes,
           11.875%, 11/01/08                                        B3              $       1,218
  1,200  B&G Foods, Inc., Senior
           Subordinated Notes,
           9.625%, 08/01/07                                         B3                      1,239
    625  Burns Philp, Senior
           Subordinated Notes,
           10.75%, 02/15/11 (g)                                     B3                        654
  1,125  DIMON Incorporated, Senior Notes,
           9.625%, 10/15/11                                         Ba3                     1,238
    600  Doane Pet Care Co., Senior Notes,
           10.75%, 03/01/10                                         B2                        654
    400  Dole Food Company, Inc.,
           Senior Notes
           7.25%, 05/01/09                                          B2                        424
    825  Dole Food Company, Inc.,
           Senior Notes
           8.875%, 03/15/11 (g)                                     B2                        875
    325  Domino's, Inc., Senior
           Subordinated Notes,
           8.25%, 07/01/11 (g)                                      B3                        336
  1,125  Le-Nature's, Inc., Senior
           Subordinated Notes,
           9%, 06/15/13 (g)                                         B3                      1,164
    325  Luigino's Inc., Senior
           Subordinated Notes,
           10%, 02/01/06                                            B3                        338
    650  Merisant Co., Senior
           Subordinated Notes,
           9.50%, 07/15/13 (g)                                      B2                        671
                                                                                    -------------
                                                                                            8,811
                                                                                    -------------
BROADCASTING AND ENTERTAINMENT -- 8.44%
  1,125  Charter Communications
           Holdings, LLC, Senior Notes,
           10.75%, 10/01/09                                         Ca                        878
    775  Charter Communications
           Holdings, LLC, Senior Notes,
           11.125%, 01/15/11                                        Ca                        601
  2,550  CSC Holdings, Inc., Senior Notes,
           7.625%, 04/01/11                                         B1                      2,588
  1,250  Insight Midwest, L.P., Senior Notes,
           9.75%, 10/01/09 (g)                                      B2                      1,325
    575  Insight Midwest, L.P., Senior Notes,
           10.50%, 11/01/10                                         B2                        633

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$ 1,175  Mediacom Broadband LLC,
           Senior Notes,
           11%, 07/15/13                                            B2              $       1,316
    925  Paxson Communications
           Corporation, Senior
           Subordinated Notes,
           10.75%, 07/15/08                                         Caa1                      999
    550  Radio One, Inc., Senior
           Subordinated Notes,
           8.875%, 07/01/11                                         B2                        606
  1,955  Rogers Communications, Inc.,
           Senior Notes,
           8.875%, 07/15/07                                         B2                      2,014
  1,150  Spanish Broadcasting System, Inc.,
           Senior Subordinated Notes,
           9.625%, 11/01/09                                         B3                      1,219
    150  XM Satellite Radio Inc., Senior
           Secured Discount Debentures,
           14%, 12/31/09 (h)                                        Caa1                      108
    650  XM Satellite Radio Inc., Senior
           Secured Notes,
           12%, 06/15/10 (g)                                        Caa1                      643
                                                                                    -------------
                                                                                           12,930
                                                                                    -------------
BUILDING AND REAL ESTATE -- 7.46%
  1,175  Associated Materials, Inc., Senior
           Subordinated Notes,
           9.75%, 04/15/12                                          B3                      1,281
    125  D.R. Horton, Inc., Senior Notes,
           6.875%, 05/01/13                                         Ba1                       133
     75  D.R. Horton, Inc., Senior Notes,
           8.50%, 04/15/12                                          Ba1                        84
    500  Georgia-Pacific Corporation,
           Senior Debentures,
           9.875%, 11/01/21                                         Ba3                       502
  1,500  Georgia-Pacific Corporation,
           Senior Notes,
           9.375%, 02/01/13 (g)                                     Ba2                     1,650
     50  LNR Property Corporation, Senior
           Subordinated Notes,
           7.625%, 07/15/13 (g)                                     Ba3                        50
  1,175  LNR Property Corporation, Senior
           Subordinated Notes,
           10.50%, 01/15/09                                         Ba3                     1,269
$   950  Lennar Corporation, Senior Notes,
           9.95%, 05/01/10                                          Baa3            $       1,123
  1,100  Ryland Group, Inc.
           Senior Subordinated Notes,
           8.25%, 04/01/08                                          Ba2                     1,148
  2,000  Standard Pacific Corp.,
           Senior Notes,
           8%, 02/15/08                                             Ba2                     2,090
    650  Texas Industries, Inc., Senior Notes,
           10.25%, 06/15/11 (g)                                     B1                        676
     50  WCI Communities, Inc., Senior
           Subordinated Notes,
           9.125%, 05/01/12                                         Ba3                        53
    700  WCI Communities, Inc., Senior
           Subordinated Notes,
           10.625%, 02/15/11                                        Ba3                       774
    600  Williams Scotsman, Inc.,
           Senior Notes,
           9.875%, 06/01/07                                         B3                        594
                                                                                    -------------
                                                                                           11,427
                                                                                    -------------
CHEMICALS, PLASTICS AND RUBBER -- 10.03%
  3,400  ARCO Chemical Company,
           Debentures,
           9.80%, 02/01/20                                          Ba3                     3,026
  1,450  Avecia Group plc, Senior Notes,
           11%, 07/01/09                                            Caa1                    1,305
  1,650  Compass Minerals Group, Inc., Senior
           Subordinated Notes,
           10%, 08/15/11                                            B3                      1,848
    150  Equistar Chemicals, LP, Senior Notes,
           10.625%, 05/01/11 (g)                                    B1                        154
  1,025  Hercules, Inc., Senior Notes,
           11.125%, 11/15/07                                        Ba2                     1,189
    525  Huntsman Advanced Materials LLC,
           Senior Secured
           Notes, 11%, 07/15/10 (g)                                 B2                        545
    600  Huntsman International LLC,
           Senior Notes,
           9.875%, 03/01/09                                         B3                        627
  1,325  Huntsman International LLC,
           Senior Subordinated
           10.125%, 07/01/09                                        Caa1                    1,285
  2,375  Koppers Inc., Senior
           Subordinated Notes,
           9.875%, 12/01/07                                         B2                      2,452

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$   275  PolyOne Corporation, Senior Notes,
           10.625%, 05/15/10 (g)                                    B2              $         271
    625  Resolution Performance
           Products LLC, Senior
           9.50%, 04/15/10                                          B2                        650
  1,950  Rhodia S.A., Senior
           Subordinated Notes,
           8.875%, 06/01/11 (g)                                     Ba3                     2,018
                                                                                    -------------
                                                                                           15,370
                                                                                    -------------
CONTAINERS, PACKAGING AND GLASS -- 14.17%
    725  AEP Industries, Inc., Senior
           Subordinated Notes,
           9.875%, 11/15/07                                         B3                        678
  1,625  Ainsworth Lumber Co. Ltd.,
           Senior Secured Notes,
           12.50%, 07/15/07                                         B3                      1,828
    350  Applied Extrusion Technologies, Inc.,
           Senior Notes,
           10.75%, 07/01/11                                         Caa1                      259
    925  Bway Corporation, Senior
           Subordinated Notes,
           10%, 10/15/10 (g)                                        B3                        967
    800  Constar International, Inc.
           Senior Subordinated Notes,
           11%, 12/01/12                                            B3                        868
  1,250  Crown European Holdings SA,
           Senior Secured Notes,
           9.50%, 03/01/11 (g)                                      B1                      1,356
    725  Crown European Holdings SA,
           Senior Secured Notes,
           10.875%, 03/01/13 (g)                                    B2                        792
    550  FiberMark, Inc., Senior Notes,
           10.75%, 04/15/11                                         B2                        564
    825  Jefferson Smurfit Corporation,
           (U.S.) Senior Notes,
           8.25%, 10/01/12                                          B2                        891
  1,425  Longview
           10%, 01/15/09                                            B2                      1,571
  1,185  MDP Acquisitions PLC,
           Senior Notes,
           9.625%, 10/01/12                                         B2                      1,309
    350  Owens-Brockway Glass Container,
           Inc., Senior Secured Notes,
           7.75%, 05/15/11 (g)                                      B1                        368
$   925  Owens-Brockway Glass
           Container, Inc., Senior Notes,
           8.25%, 05/15/13 (g)                                      B2              $         962
    175  Owens-Brockway Glass Container,
           Inc., Senior Secured Notes,
           8.75%, 11/15/12                                          B1                        191
  2,000  Owens-Brockway Glass Container,
           Inc., Senior Secured Notes,
           8.875%, 02/15/09                                         B1                      2,170
    525  Packaging Corporation of America,
           Senior Subordinated Notes,
           9.625%, 04/01/09                                         Ba2                       578
  1,700  Plastipak Holdings, Inc.,
           Senior Notes,
           10.75%, 09/01/11                                         B3                      1,836
  1,600  Potlatch Corporation,
           Senior Subordinated Notes,
           10%, 07/15/11                                            Ba1                     1,776
  1,750  Silgan Corporation, Senior
           Subordinated Debentures,
           9%, 06/01/09                                             B1                      1,811
    550  Smurfit Capital, Guaranteed Notes,
           6.75%, 11/20/05                                          Ba3                       568
    350  Stone Container Finance Company
           of Canada, Senior Notes,
           11.50%, 08/15/06 (g)                                     B2                        374
                                                                                    -------------
                                                                                           21,717
                                                                                    -------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 2.79%
    875  Actuant Financial Corporation,
           Senior Subordinated Notes,
           13%, 05/01/09                                            B2                      1,024
    275  AGCO Corporation, Senior Notes,
           9.50%, 05/01/08                                          Ba3                       302
  1,450  Case Corporation, Senior Notes,
           7.25%, 08/01/05                                          Ba3                     1,450
    420  Numatics, Incorporated,
           Senior Subordinated Notes,
           9.625%, 04/01/08                                         Caa2                      269
  1,200  Trimas Corp. Senior
           Subordinated Notes,
           9.875%, 06/15/12                                         B3                      1,224
                                                                                    -------------
                                                                                            4,269
                                                                                    -------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

DIVERSIFIED/CONGLOMERATE SERVICE -- 1.85%
$   775  Brand Services, Inc.,
           Senior Subordinated Notes,
           12%, 10/15/12                                            B3              $         883
    600  Brickman Group LTD,
           Senior Subordinated Notes,
           11.75%, 12/15/09 (g)                                     B2                        672
  1,150  National Waterworks, Inc.,
           Senior Subordinated Notes,
           10.50%, 12/01/12                                         B3                      1,276
                                                                                    -------------
                                                                                            2,831
                                                                                    -------------
ECOLOGICAL -- 2.48%
  1,000  Allied Waste North America, Inc.,
           Senior Notes,
           8.50%, 12/01/08                                          Ba3                     1,077
    200  Allied Waste North America, Inc.,
           Senior Secured Notes,
           7.875%, 04/15/13                                         Ba3                       210
  1,225  Casella Waste Systems, Inc.,
           Senior Subordinated Notes,
           9.75%, 02/01/13 (g)                                      B3                      1,305
    825  IESI Corporation, Senior
           Subordinated Notes,
           10.25%, 06/15/12                                         B3                        883
    300  Synagro Technologies, Inc.,
           Senior Subordinated Notes,
           9.50%, 04/01/09                                          B3                        321
                                                                                    -------------
                                                                                            3,796
                                                                                    -------------
ELECTRONICS -- 4.16%
    500  AMI Semiconductor, Inc.,
           Senior Subordinated Notes,
           10.75%, 02/01/13 (g)                                     B3                        560
    650  Amkor Technology, Inc.,
           Senior Notes,
           7.75%, 05/15/13 (g)                                      B1                        611
    825  Avaya Inc., Senior Secured Notes,
           11.125%, 04/01/09                                        B2                        903
    575  Chippac International Ltd., Senior
           Subordinated Notes, Series B,
           12.75%, 08/01/09                                         B3                        644
    875  Fairchild Semiconductor
           Corporation, Senior
           10.50%, 02/01/09                                         B2                        976
$   875  IPC Acquisition Corporation,
           Senior Subordinated Notes,
           11.50%, 12/15/09                                         B3              $         919
    800  ON Semiconductor Corporation,
           Senior Secured Notes,
           12%, 03/15/10                                            B3                        876
    225  ON Semiconductor Corporation,
           Senior Secured Notes,
           12%, 05/15/08                                            Caa1                      227
    600  Sanmina Scientific Corporation,
           Senior Secured Notes,
           10.375%, 01/15/10 (g)                                    Ba2                       666
                                                                                    -------------
                                                                                            6,382
                                                                                    -------------
FURNISHINGS, HOUSEWARES, DURABLE CONSUMER PRODUCTS -- .80%
    625  Sealy Mattress Company,
           Senior Subordinated Notes,
           9.875%, 12/15/07                                         B3                        619
    575  Simmons Company,
           Senior Subordinated Notes,
           10.25%, 03/15/09                                         B2                        615
                                                                                    -------------
                                                                                            1,234
                                                                                    -------------
GROCERY STORES -- .76%
  1,125  The Pantry Inc., Senior
           Subordinated Notes,
           10.25%, 10/15/07                                         B3                      1,164
                                                                                    -------------
HEALTHCARE, EDUCATION AND CHILDCARE -- 7.34%
  1,500  Alaris Medical Systems, Inc.,
           Senior Secured Notes
           11.625%, 12/01/06                                        B2                      1,830
    750  Ameripath, Inc.
           Senior Subordinated Notes,
           10.50%, 04/01/13 (g)                                     B3                        802
    565  AmerisourceBergen Corporation,
           Senior Notes,
           7.25%, 11/15/12                                          Ba3                       614
    225  AmerisourceBergen Corporation,
           Senior Notes,
           8.125%, 09/01/08                                         Ba3                       248
  1,500  Athena Neurosciences Financial,
           Senior Notes,
           7.25%, 02/21/08                                          Caa2                    1,275
  1,125  Bio-Rad Laboratories, Inc.,
           Senior Subordinated Notes,
           11.625%, 02/15/07                                        B2                      1,237

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$   375  Concentra Operating Corporation,
           Senior Subordinated Notes,
           13%, 08/15/09                                            B3              $         420
    450  Fisher Scientific International Inc.,
           Senior Subordinated Notes,
           8.125%, 05/01/12                                         B2                        486
    450  Fresenius Medical Care
           Capital Trust IV,
           7.875%, 06/15/11                                         Ba2                       473
    650  InSight Health Services Corp.,
           Senior Subordinated Notes,
           9.875%, 11/01/11                                         B3                        676
    950  Kinetic Concepts, Inc.,
           Senior Subordinated Notes,
           9.625%, 11/01/07                                         B3                        997
  1,100  Triad Hospitals Holdings, Inc.,
           Senior Notes,
           11%, 05/15/09                                            B2                      1,226
    875  Vicar Operating Inc., Senior Notes,
           9.875%, 12/01/09                                         B3                        958
                                                                                    -------------
                                                                                           11,242
                                                                                    -------------
HOTELS, MOTELS, INNS AND GAMING -- 13.15%
  1,150  Ameristar Casinos, Inc.,
           Senior Subordinated Notes,
           10.75%, 02/15/09                                         B3                      1,305
  1,125  Argosy Gaming Company,
           Senior Subordinated Notes,
           10.75%, 06/01/09                                         B2                      1,229
    450  Chukansi Economic Development
           14.50%, 06/15/09 (g)                                     (e)                       495
    575  Coast Hotels and Casinos, Inc.,
           Senior Subordinated Notes,
           9.50%, 04/01/09                                          B2                        615
  1,675  Courtyard Marriott II Ltd.,
           Senior Secured Notes,
           10.75%, 02/01/08                                         B2                      1,675
  1,475  John Q. Hammons Hotels, LP,
           First Mortgage Notes,
           8.875%, 05/15/12                                         B2                      1,558
    725  Hard Rock Hotel, Inc.,
           Senior Secured Notes,
           8.875%, 06/01/13 (g)                                     B3                        758
    550  Horseshoe Gaming Holding Corp.,
           Senior Subordinated Notes,
           8.625%, 05/15/09                                         B2                        586
$ 1,215  Host Marriott LP,
           Senior Notes, Series I,
           9.50%, 01/15/07                                          Ba3             $       1,315
    600  Isle of Capri Casinos, Inc.,
           Senior Subordinated Notes,
           8.75%, 04/15/09                                          B2                        642
  2,450  La Quinta Properties, Inc.,
           Senior Notes,
           8.875%, 03/15/11 (g)                                     Ba3                     2,646
    475  MeriStar Hospitality Operating
           Partnership, L.P., Senior Notes,
           9%, 01/15/08                                             B2                        468
    250  MeriStar Hospitality Operating
           Partnership, L.P., Senior Notes,
           9.125%, 01/15/11                                         B2                        244
    800  Mikohn Gaming Corporation,
           Senior Secured Notes,
           11.875%, 08/15/08                                        B3                        792
    425  Old Evangeline Downs, LLC,
           Senior Secured Notes,
           13%, 03/01/10 (g)                                        (e)                       434
  1,225  Penn National Gaming, Inc.,
           Senior Subordinated Notes,
           11.125%, 03/01/08                                        B3                      1,360
  1,350  Pinnacle Entertainment, Inc.,
           Senior Subordinated Notes,
           9.25%, 02/15/07                                          Caa1                    1,336
  1,200  Station Casinos, Inc.,
           Senior Subordinated Notes,
           9.875%, 07/01/10                                         B2                      1,332
  1,200  Venetian Casino Resort, LLC,
           Mortgage Notes,
           11%, 06/15/10                                            B3                      1,356
                                                                                    -------------
                                                                                           20,146
                                                                                    -------------
LEISURE, AMUSEMENT AND ENTERTAINMENT -- 2.32%
    575  AMF Bowling Worldwide, Inc.
           Senior Subordinated Notes,
           13%, 09/01/08                                            B3                        630
    750  Bally Total Fitness Holding
           Corporation, Senior Notes,
           10.50%, 07/15/11 (g)                                     B2                        750
    475  The Hockey Company,
           Senior Secured Notes,
           11.25%, 04/15/09                                         B2                        527
  1,275  Six Flags Inc., Senior Notes,
           9.50%, 02/01/09                                          B2                      1,256

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$   350  Universal City Development
           Partners, Ltd., Senior Notes,
           11.75%, 04/01/10 (g)                                     B2              $         386
                                                                                    -------------
                                                                                            3,549
                                                                                    -------------
MACHINERY -- .84%
  1,175  Rexnord Corp., Senior
           Subordinated Notes,
           10.125%, 12/15/12 (g)                                    B3                      1,292
                                                                                    -------------
MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 8.41%
  1,195  AK Steel Corporation, Senior Notes,
           7.75%, 06/15/12                                          B1                        998
    650  AK Steel Corporation, Senior Notes,
           7.875%, 02/15/09                                         B1                        559
    550  Arch Western Finance LLC,
           Senior Notes,
           6.75%, 07/01/13 (g)                                      Ba2                       562
  1,800  Century Aluminum Co.,
           Senior Secured Notes,
           11.75%, 04/15/08                                         B1                      1,818
  1,200  Gerdau Ameristeel Corporation,
           Senior Notes,
           10.375%, 07/15/11 (g)                                    B2                      1,170
    175  IPSCO Inc., Senior Notes,
           8.75%, 06/01/13 (g)                                      Ba3                       177
  1,750  Earle M. Jorgensen Company,
           Senior Secured Notes,
           9.75%, 06/01/12                                          B2                      1,855
    675  Luscar Coal Ltd., Senior Notes,
           9.75%, 10/15/11                                          Ba3                       775
    350  Mobile Mini, Inc., Senior Notes,
           9.50%, 07/01/13 (g)                                      B2                        364
  1,800  Russel Metals, Inc., Units,
           Senior Notes,
           10%, 06/01/09                                            B1                      1,926
  1,155  Steel Dynamics, Inc., Senior Notes,
           9.50%, 03/15/09                                          B2                      1,213
  1,300  United States Steel Corporation,
           Senior Notes,
           9.75%, 05/15/10                                          B1                      1,332
  1,100  Weirton Steel Corporation,
           Senior Secured Notes,
           10%, 04/01/08 (a)(b)                                     (e)                       143
                                                                                    -------------
                                                                                           12,892
                                                                                    -------------
OIL AND GAS -- 6.22%
$   175  ANR Pipeline Company, Senior Notes,
           8.875%, 03/15/10 (g)                                     B1              $         192
    250  Bluewater Financial Ltd.,
           Guaranteed Senior Notes,
           10.25%, 02/15/12 (g)                                     B1                        249
    875  Chesapeake Energy Corporation,
           Senior Notes,
           9%, 08/15/12                                             Ba3                       980
    700  Compagnie Generale de
           Geophysique (CGG), Senior Notes,
           10.625%, 11/15/07                                        Ba3                       717
    425  Dresser, Inc., Senior Notes,
           9.375%, 04/15/11                                         B2                        440
    425  Dynegy Holdings, Inc., Senior Notes,
           8.75%, 02/15/12                                          Caa2                      397
    150  Encore Acquisition Company,
           Senior Subordinated Notes,
           8.375%, 06/15/12                                         B2                        160
  1,275  Ferrellgas Partners, LP,
           8.75%, 06/15/12                                          B2                      1,383
    375  Frontier Escrow Corporation,
           Senior Notes,
           8%, 04/15/13 (g)                                         (e)                       393
    750  Magnum Hunter Resources, Inc.,
           Senior Notes,
           9.60%, 03/15/12                                          B2                        829
    200  Northwest Pipeline Corporation,
           Senior Notes,
           8.125%, 03/01/10                                         B1                        215
    375  Southern Natural Gas Company,
           Senior Notes,
           8.875%, 03/15/10 (g)                                     B1                        412
    825  Stone Energy Corporation,
           Senior Subordinated Notes,
           8.25%, 12/15/11                                          B2                        870
  1,175  Swift Energy Company,
           Senior Subordinated Notes,
           9.375%, 05/01/12                                         B3                      1,269
    700  Universal Compression, Inc.,
           Senior Notes,
           7.25%, 05/15/10 (g)                                      B1                        728
    275  Westport Resources Corporation,
           Senior Subordinated Notes,
           8.25%, 11/01/11                                          Ba3                       300
                                                                                    -------------
                                                                                            9,534
                                                                                    -------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- 1.83%
$   775  Advantica Restaurant Group,
           Senior Notes,
           11.25%, 01/15/08                                         Caa2            $         618
    900  Coinmach Corporation,
           Senior Notes,
           9%, 02/01/10                                             B2                        976
    175  Jacuzzi Brands, Inc., Senior Notes,
           9.625%, 07/01/10 (g)                                     B3                        179
    900  Travelcenters
           12.75%, 5/01/09                                          B3                      1,026
                                                                                    -------------
                                                                                            2,799
                                                                                    -------------
PERSONAL NON-DURABLE CONSUMER PRODUCTS -- 3.82%
    575  American Achievement Corporation,
           11.625%, 01/01/07                                        B1                        628
    425  American Safety Razor Company,
           Senior Notes,
           9.875%, 08/01/05                                         B3                        411
    400  Commemorative Brands, Inc.,
           Senior Subordinated Notes,
           11%, 01/15/07                                            Caa1                      386
    275  Johnson Diversey Inc.,
           Senior Subordinated Notes,
           9.625%, 05/15/12                                         B2                        305
  2,125  Jostens, Inc., Senior
           Subordinated Notes,
           12.75%, 05/01/10                                         B3                      2,529
  1,600  Playtex Products, Inc.,
           Senior Subordinated Notes,
           9.375%, 06/01/11                                         B3                      1,600
                                                                                    -------------
                                                                                            5,859
                                                                                    -------------
PERSONAL TRANSPORTATION -- 2.19%
  1,550  Delta Air Lines, Inc., Notes,
           7.90%, 12/15/09                                          B3                      1,248
    650  Laidlaw International, Incorporated,
           Senior Notes,
           10.75%, 06/15/11 (g)                                     B2                        682
  1,500  Northwest Airlines, Inc.,
           Senior Notes,
           8.875%, 06/01/06                                         Caa1                    1,222
    200  Worldspan, L.P., Senior Notes,
           9.625%, 06/15/11 (g)                                     B2                        207
                                                                                    -------------
                                                                                            3,359
                                                                                    -------------
PRINTING AND PUBLISHING -- 11.15%
$   150  CBD Media LLC,
           Senior Subordinated Notes,
           8.625%, 06/01/11 (g)                                     B3              $         155
    725  CanWest Media, Inc.,
           Senior Subordinated Notes,
           10.625%, 05/15/11                                        B2                        830
    575  Dex Media East LLC, Senior Notes,
           9.875%, 11/15/09                                         B2                        648
   1750  Dex Media East, LLC,
           Senior Subordinated Notes,
           12.125%, 11/15/12                                        B3                      2,082
  2,245  RH Donnelley Financial Corporation,
           Senior Subordinated Notes,
           10.875%, 12/15/12 (g)                                    B2                      2,604
    825  Houghton Mifflin Company,
           Senior Subordinated Notes,
           9.875%, 02/01/13 (g)                                     B3                        912
    925  Liberty Group Operating, Inc.,
           Senior Subordinated Notes,
           9.375%, 02/01/08                                         Caa1                      935
  1,610  Mail-Well I Corp., Senior Notes,
           9.625%, 03/15/12                                         B1                      1,703
  1,850  Quebecor Media Inc., Senior Notes,
           11.125%, 07/15/11                                        B2                      2,128
    600  Vertis, Inc., Senior Secured Notes,
           9.75%, 04/01/09 (g)                                      B2                        639
  1,850  Vivendi Universal S.A., Senior Notes,
           9.25%, 04/15/10 (g)                                      B1                      2,146
  2,150  Von Hoffman Corp., Senior Notes,
           10.25%, 03/15/09                                         B2                      2,300
                                                                                    -------------
                                                                                           17,082
                                                                                    -------------
RETAIL STORES -- 1.31%
    375  Barney's, Inc., Units,
           Senior Secured Notes,
           9%, 04/01/08 (g)                                         B3                        338
    575  Dillard's Inc., Senior Notes,
           6.875%, 06/01/05                                         Ba3                       572
    900  Gap Incorporated, Senior Notes,
           10.55%, 12/15/08                                         Ba3                     1,094
                                                                                    -------------
                                                                                            2,004
                                                                                    -------------
TELECOMMUNICATIONS -- 15.79%
    525  Alamosa (Delaware) Inc.,
           Senior Notes,
           12.50%, 02/01/11                                         Caa3                      436

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$ 1,050  Alaska Communications
           System Holdings, Inc.,
           Senior Subordinated Notes,
           9.375%, 05/15/09                                         B3              $       1,050
    550  Colt Telecom Group plc,
           Senior Discount Notes,
           12%, 12/15/06                                            B3                        553
  2,150  DIRECTV Holdings LLC,
           Senior Notes,
           8.375%, 03/15/13 (g)                                     B1                      2,403
    400  Dobson Communications
           Corporation, Senior Notes,
           10.875%, 07/01/10                                        B3                        432
  2,990  Echostar DBS Corporation,
           Senior Notes,
           9.125%, 01/15/09                                         Ba3                     3,341
    375  Echostar DBS Corporation,
           Senior Notes,
           10.375%, 10/01/07                                        Ba3                       415
    625  Level 3 Communications, Inc.,
           Senior Notes,
           9.125%, 05/01/08                                         Caa3                      563
  1,100  NEXTEL Communications, Inc.,
           Senior Discount Notes,
           9.95%, 02/15/08                                          B3                      1,146
  2,675  NEXTEL Communications, Inc.,
           Senior Serial Notes,
           9.50%, 02/01/11                                          B3                      2,963
    350  Nextel Partners, Inc., Senior Notes,
           11%, 03/15/10                                            Caa1                      380
    150  Nextel Partners, Inc., Senior Notes,
           8.125%, 07/01/11 (g)                                     Caa1                      149
  1,025  Pegasus Satellite Communications,
           Inc., Senior Notes,
           11.25%, 01/15/10 (g)                                     Ca                        964
    600  Pegasus Satellite Communications,
           Inc., Senior Notes,
           12.375%, 08/01/06                                        Ca                        564
    150  Pegasus Satellite Communications,
           Inc., Senior Notes,
           12.50%, 08/01/07                                         Ca                        140
    175  Pegasus Satellite Communications,
           Inc., Senior Subordinated
           Discount Notes,
           13.50%, 03/01/07 (h)                                     C                         147
$ 1,175  Qwest Corporation, Senior Notes,
           8.875%, 03/15/12 (g)                                     Ba3             $       1,310
  1,747  Qwest Services Corporation, Senior
           Subordinated Secured Notes,
           13.50%, 12/15/10 (g)                                     (e)                     1,974
    775  Rogers Wireless Inc.,
           Senior Secured Notes,
           9.375%, 06/01/08                                         Ba3                       810
    400  Rogers Wireless Inc.,
           Senior Secured Notes,
           9.625%, 05/01/11                                         Ba3                       458
    650  Rural Cellular Corporation,
           Senior Subordinated Notes,
           9.75%, 01/15/10                                          Caa1                      572
    300  Time Warner Telecom, Inc.,
           Senior Notes,
           9.75%, 07/15/08                                          B3                        292
    675  Time Warner Telecom, Inc.,
           Senior Notes,
           10.125%, 02/01/11                                        B3                        656
  1,075  Tritel PCS, Inc.,
           Senior Subordinated Notes,
           10.375%, 01/15/11                                        Baa2                    1,322
    775  Triton PCS, Inc., Senior Notes,
           8.50%, 06/01/13 (g)                                      B2                        833
    390  US West Capital Funding Inc., Notes,
           6.375%, 07/15/08                                         Caa2                      322
                                                                                    -------------
                                                                                           24,195
                                                                                    -------------
TEXTILES AND LEATHER -- 2.63%
    625  Anvil Knitwear, Incorporated,
           Senior Notes,
           10.875%, 03/15/07                                        (e)                       625
    425  Avondale Mills Incorporated,
           Senior Subordinated Notes,
           10.25%, 05/01/06                                         B3                        430
    800  Avondale Mills, Incorporated,
           Senior Subordinated Notes,
           10.25%, 07/01/13 (g)                                     B3                        802
    775  Collins & Aikman Floorcoverings,
           Inc., Senior Subordinated Notes,
           9.75%, 02/15/10                                          B2                        810
    250  Dan River, Inc., Senior Notes,
           12.75%, 04/15/09 (g)                                     B3                        223
    775  Interface, Incorporated,
           Senior Notes,
           7.30%, 04/01/08                                          B2                        659

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$   575  Levi Strauss & Co., Senior Notes,
           12.25%, 12/15/12                                         B3              $         479
                                                                                    -------------
                                                                                            4,028
                                                                                    -------------
UTILITIES -- 12.67%
  1,200  The AES Corporation,
           Senior Secured,
           9%, 05/15/15 (g)                                         B2                      1,272
    975  The AES Corporation,
           Senior Subordinated Notes,
           8.375%, 08/15/07                                         Caa1                      936
    900  The AES Corporation,
           Senior Subordinated Notes,
           8.50%, 11/01/07                                          Caa1                      864
    750  Allegeny Energy Supply
           Company, LLC, Senior Notes,
           8.25%, 04/15/12 (g)                                      B1                        637
    375  Aquila, Inc., Senior Notes,
           14.875%, 07/01/12 (g)                                    Caa1                      399
  1,000  Avista Corporation, Senior Notes,
           9.75%, 06/01/08                                          Ba1                     1,150
  1,000  Calpine Corporation, Senior Notes,
           8.50%, 02/15/11                                          B1                        750
    515  Calpine Corporation, Senior Notes,
           8.625%, 08/15/10                                         B1                        386
  1,275  CMS Energy Corporation,
           Senior Notes
           9.875%, 10/15/07                                         B3                      1,364
    450  DPL, Inc., Senior Notes,
           8.25%, 03/01/07                                          Baa2                      516
    825  Illinois Power Company, Senior
           Secured First Mortgage Bonds,
           11.50%, 12/15/10 (g)                                     B3                        943
    225  Northwestern Corporation,
           Senior Notes,
           7.875%, 03/15/07                                         Caa1                      176
    500  Northwestern Corporation,
           Senior Notes,
           8.75%, 03/15/12                                          Caa1                      385
$   600  Orion Power Holdings, Inc.,
           Senior Notes,
           12%, 05/01/10                                            B2              $         693
    650  Reliant Resources, Inc.,
           Senior Secured Notes,
           9.50%, 07/15/13 (g)                                      B1                        657
    456  South Point Energy Center, LLC,
           Senior Secured,
           8.40%, 05/30/12 (g)                                      B1                        456
  1,125  South Point Energy Center, LLC,
           Senior Secured,
           9.825%, 05/30/19 (g)                                     B1                      1,057
    775  TECO Energy, Inc., Senior Notes,
           7%, 05/01/12                                             Ba1                       759
    200  TECO Energy, Inc., Senior Notes,
           7.20%, 05/01/11                                          Ba1                       200
    100  TECO Energy, Inc., Senior Notes,
           7.50%, 06/15/10                                          Ba1                       103
  1,025  TNP Enterprises, Inc.,
           Senior Subordinated Notes,
           10.25%, 04/01/10                                         Ba3                     1,025
  1,300  Western Resources, Inc.,
           Senior Notes,
           7.125%, 8/01/09                                          Ba2                     1,302
    750  The Williams Companies, Inc.,
           Senior Notes,
           7.50%, 01/15/31                                          B3                        713
    350  The Williams Companies, Inc.,
           Senior Notes,
           7.625%, 7/15/19                                          B3                        340
    500  The Williams Companies, Inc.,
           Senior Notes,
           8.125%, 03/15/12                                         B3                        514
  1,050  The Williams Companies, Inc.,
           Senior Notes,
           8.625%, 06/01/10                                         B3                      1,097
    700  The Williams Companies, Inc.,
           Senior Notes,
           8.75%, 03/15/32                                          B3                        728
                                                                                    -------------
                                                                                           19,422
                                                                                    -------------
         TOTAL CORPORATE DEBT SECURITIES
           (Total cost of $227,315)                                                       236,116
                                                                                    -------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
                                                                    RATING              VALUE
SHARES                                                           (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.70% (d)

BANKING -- 0.00%
 57,935  WestFed Holdings, Inc., Cumulative,
           Series A, Preferred Stock,
           15.50% (a)(c)(f)                                         (e)             $          --
                                                                                    -------------
BROADCASTING AND ENTERTAINMENT -- 1.97%
 25,300  CSC Holdings, Inc., Series M,
           Preferred Stock,
           11.125% (f)                                              B3                      2,606
     42  Paxson Communications
           Corporation, Junior Exchangeable
           Preferred Stock,
           14.25%                                                   Caa2                      418
                                                                                    -------------
                                                                                            3,024
                                                                                    -------------
CHEMICALS, PLASTICS AND RUBBER -- .37%
    875  Hercules Trust II, Convertible
           Preferred Stock,
           6.50%                                                    Ba3                       561
                                                                                    -------------
MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 0.02%
 18,000  Weirton Steel Corp., Series C,
           Preferred Stock (a)(f)                                   (e)                        27
                                                                                    -------------
TELECOMMUNICATIONS -- .34%
    200  Dobson Communications
           Corporation, Senior Exchangeable
           Preferred Stock, 12.25%                                  Caa2                      198
    325  Dobson Communications
           Corporation, Senior Exchangeable
           Preferred Stock, 12.25%                                  Caa2                      322
                                                                                    -------------
                                                                                              520
                                                                                    -------------
         TOTAL PREFERRED STOCK
           (Total cost of $8,787)                                                           4,132
                                                                                    -------------

COMMON STOCK -- 0.00% (d)

  4,780  Mediq Inc. Common Stock (a)(c)(f)                                                     --
 27,474  WestFed Holdings, Inc.,
           Common Stock (a)(c)(f)                                                              --
 10,052  WKI Holdings Common Stock
           Common Stock (c)(f)                                                                 --
                                                                                    -------------
         TOTAL COMMON STOCK
           (Total cost of $4,890)                                                              --
                                                                                    -------------

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT                                                           (UNAUDITED)         (NOTE 1(a))
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.00% (d)

$ 5,000  Alpine Securitization Corp.,
           Commercial Paper,
           due 07/17/03,
           Discount of 1%                                           P-1             $       4,998
  5,000  Total S.A., Commercial Paper,
           due 07/31/03,
           Discount of 1.31%                                        P-1                     4,995
  3,403  UBS Finance (Delaware), Inc.,
           Commercial Paper,
           due 07/01/03,
           Discount of 1.31%                                        P-1                     3,403
  5,000  Wal-Mart, Commercial Paper
           due 08/14/03,
           Discount of 1.04%                                        P-1                     4,994
                                                                                    -------------
         TOTAL SHORT-TERM INVESTMENTS
           (Total cost of $18,390)                                                         18,390
                                                                                    -------------
         TOTAL INVESTMENTS
           (Total cost of $259,382)                                                 $     258,638
                                                                                    =============

(a) Denotes issuer is in bankruptcy proceedings.

(b) Non-income producing security which is on non-accrual and/or has defaulted on interest payments.

(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2003 was $0.

(d) Percentages indicated are based on total net assets to common shareholders of $153,228.

(e) Not rated.

(f) Non-income producing.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $59,349 as of June 30, 2003.

(h) Securities are step interest bonds. Interest on these bonds accrue based on the effective interest rate.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $259,382 see Schedule of Investments
  and Notes 1 and 2)                                                          $    258,638
RECEIVABLES:
  Investment securities sold                                                         1,416
  Interest and dividends                                                             5,577
PREPAID EXPENSES                                                                        82
DEFERRED OFFERING EXPENSES (Note 9)                                                    880
                                                                              ------------
    Total assets                                                              $    266,593
                                                                              ------------
LIABILITIES:
PAYABLES:
  Investment securities purchased                                             $      3,910
  Dividend on common stock                                                             166
  Dividend on preferred stock                                                           45
INTEREST RATE SWAP, at fair value (Note 6)                                           8,061
ACCRUED EXPENSES (Note 3)                                                              380
ACCRUED OFFERING EXPENSES (Note 9)                                                     803
                                                                              ------------
    Total liabilities                                                         $     13,365
                                                                              ------------
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
    4,000 shares issued and outstanding,
    liquidation preference of $25,000 per share
    (Notes 4 and 5)                                                           $    100,000
                                                                              ------------
NET ASSETS                                                                    $    153,228
                                                                              ============
REPRESENTED BY:
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
    70,055,538 shares issued and outstanding                                  $        701
CAPITAL IN EXCESS OF PAR VALUE                                                     340,674
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)                                         1,159
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)               (180,501)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS                                               (8,805)
                                                                              ------------
  Net assets applicable to common stock
    (Equivalent to $2.19 per share, based on
    70,055,538 shares outstanding)                                            $    153,228
                                                                              ============

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED
JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME: (Note 1) (Dollars in thousands)
  Interest income                                                             $     11,169
  Other income                                                                          73
  Dividend income                                                                       43
                                                                              ------------
    Total investment income                                                   $     11,285
                                                                              ------------
EXPENSES:
Cost of leverage:
  Preferred and auction fees (Note 5)                                         $        123
                                                                              ------------
    Total cost of leverage                                                    $        123
                                                                              ------------
Professional services expenses:
  Management fees (Note 3)                                                    $        405
  Legal fees                                                                           238
  Custodian and transfer agent fees                                                    117
  Audit fees                                                                            41
                                                                              ------------
    Total professional services expenses                                      $        801
                                                                              ------------
Administrative expenses:
  General administrative fees                                                 $        216
  Shareholder meeting expenses                                                         128
  Directors' fees                                                                      104
  NYSE fees                                                                             34
  Miscellaneous expenses                                                                27
                                                                              ------------
    Total administrative expenses                                             $        509
                                                                              ------------
    Total expenses                                                            $      1,433
                                                                              ------------
    Net investment income                                                     $      9,852
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT ACTIVITIES:
Realized loss on investments                                                  $     (4,108)
                                                                              ------------
Net swap settlement disbursements (Note 6)                                    $     (1,591)
                                                                              ------------
Change in net unrealized depreciation
  on investments                                                              $     25,643
Change in unrealized depreciation
  on interest rate swap agreement                                                   (1,293)
                                                                              ------------
    Total change in net unrealized depreciation
      on investments and interest rate swap                                   $     24,350
                                                                              ------------
    Net gain on investments and interest rate swap                            $     18,651
                                                                              ------------
COST OF PREFERRED LEVERAGE
  Distributions to preferred stockholders                                     $       (678)
                                                                              ------------
    Net increase in net assets resulting from operations                      $     27,825
                                                                              ============

                     The accompanying notes are an integral
                       part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                                              JUNE 30, 2003        DECEMBER 31,
                                                                                               (UNAUDITED)             2002
                                                                                             ----------------   ------------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
  Net investment income                                                                      $          9,852   $           25,177
  Realized loss on investments, net                                                                    (4,108)             (45,362)
  Net swap settlement disbursements                                                                    (1,591)              (2,851)
  Change in net unrealized depreciation on investments and other
     financial instruments                                                                             24,350               (4,364)
Distributions from net investment income related to preferred stock
  Dividends to preferred stockholders ($170 and $488 per preferred share in 2003 and
     2002, respectively)                                                                                 (678)              (2,530)
                                                                                             ----------------   ------------------
     Net increase (decrease) in net assets resulting from operations                         $         27,825   $          (29,930)
                                                                                             ----------------   ------------------
FROM FUND SHARE TRANSACTIONS:
  Net asset value of 507,385 shares and 1,215,044 shares issued to common
     stockholders for reinvestment of dividends in 2003 and 2002, respectively               $          1,047   $            2,710
                                                                                             ----------------   ------------------
     Increase in net assets resulting from fund share transactions                           $          1,047   $            2,710
                                                                                             ----------------   ------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     From net investment income ($.10 and $.29 per share in 2003 and 2002,
        respectively)                                                                        $         (6,814)  $          (19,841)
                                                                                             ----------------   ------------------
Total net increase (decrease) in net assets                                                  $         22,058   $          (47,061)
                                                                                             ----------------   ------------------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Beginning of period                                                                        $        131,170   $          178,231
                                                                                             ----------------   ------------------
  End of period (Including $1,159 and $351 of undistributed net investment
     income at June 30, 2003 and December 31, 2002, respectively)                            $        153,228   $          131,170
                                                                                             ================   ==================

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                        FOR THE
                                                      SIX MONTHS
                                                         ENDED
                                                     JUNE 30, 2003                 FOR THE YEARS ENDED DECEMBER 31,
                                                      (UNAUDITED)       2002     2001 (c)      2000       1999      1998 (b)
                                                     -------------    --------   --------    --------   --------    --------
NET ASSET VALUE:
  Beginning of period                                   $   1.89      $   2.61   $   2.85    $   3.86   $   4.16    $   5.03
                                                        --------      --------   --------    --------   --------    --------
NET INVESTMENT INCOME                                        .14           .37        .48         .60        .66         .71#
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  OTHER FINANCIAL INSTRUMENTS                                .29          (.72)      (.24)      (1.00)      (.30)       (.81)#
DISTRIBUTIONS FROM NET INVESTMENT INCOME
  RELATED TO PREFERRED STOCK:                               (.03)         (.08)      (.12)       (.18)      (.18)       (.17)
                                                        --------      --------   --------    --------   --------    --------
     TOTAL FROM INVESTMENT OPERATIONS                        .40          (.43)       .12        (.58)       .18        (.27)
                                                        --------      --------   --------    --------   --------    --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                                (.10)         (.29)      (.36)       (.43)      (.48)       (.54)
  In excess of net investment income                          --            --         --          --         --          --
                                                        --------      --------   --------    --------   --------    --------
     TOTAL DISTRIBUTIONS                                    (.10)         (.29)      (.36)       (.43)      (.48)       (.54)
                                                        --------      --------   --------    --------   --------    --------
Effect of rights offering and related expenses;
  and Auction Term Preferred Stock offering
  costs and sales load                                        --            --         --          --         --        (.06)
                                                        --------      --------   --------    --------   --------    --------
NET ASSET VALUE:
  End of period                                         $   2.19      $   1.89   $   2.61    $   2.85   $   3.86    $   4.16
                                                        ========      ========   ========    ========   ========    ========
PER SHARE MARKET VALUE:
  End of period                                         $   2.20      $   2.01   $   2.64    $   2.63   $   3.13    $   4.25
                                                        ========      ========   ========    ========   ========    ========
TOTAL INVESTMENT RETURN+                                   14.57%       (12.97)%    13.97%      (3.84)%   (16.92)%    (15.15)%
                                                        ========      ========   ========    ========   ========    ========

                     The accompanying notes are an integral
                       part of these financial statements.

                                                  FOR THE
                                                 SIX MONTHS
                                                    ENDED
                                                JUNE 30, 2003                     FOR THE YEARS ENDED DECEMBER 31,
                                                 (UNAUDITED)         2002        2001 (c)      2000         1999        1998 (b)
                                                -------------      ---------    ---------    ---------    ---------    ---------
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK (a)                           $     153,228      $ 131,170    $ 178,231    $ 191,928    $ 258,215    $ 273,518
                                                =============      =========    =========    =========    =========    =========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK (a)                        $     100,000      $ 100,000    $ 150,000    $ 160,000    $ 210,000    $ 210,000
                                                =============      =========    =========    =========    =========    =========
TOTAL NET ASSETS APPLICABLE
  TO COMMON AND PREFERRED STOCK,
  END OF PERIOD (a)                             $     253,228      $ 231,170    $ 328,231    $ 351,928    $ 468,215    $ 483,518
                                                =============      =========    =========    =========    =========    =========
EXPENSE RATIOS:
  Ratio of preferred and other leverage
     expenses to average net assets*                      .17%**         .18%         .17%         .19%         .18%         .14%
  Ratio of operating expenses to average
     net assets*                                         1.85%**        1.46%        1.11%         .99%         .89%         .82%
                                                -------------      ---------    ---------    ---------    ---------    ---------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                            2.02%**        1.64%        1.28%        1.18%        1.07%         .96%
                                                =============      =========    =========    =========    =========    =========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                   13.90%**       16.48%       16.70%       17.46%       16.36%       15.22%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                    1.19%**         .89%         .71%         .64%         .60%         .58%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                             8.18%**        8.91%        9.23%        9.41%        9.16%        9.26%
PORTFOLIO TURNOVER RATE                                156.63%**       82.47%       38.89%       45.58%       66.74%      124.67%

(a) Dollars in thousands.
(b) The Fund issued Series D ATP on May 20, 1998. The per share data and ratios for the year ended December 31, 1998 reflect this transaction.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change increased the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
 ** Annualized
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's March 1998 rights offering.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

INFORMATION REGARDING
SENIOR SECURITIES

                                        JUNE 30, 2003                              AS OF DECEMBER 31,
                                         (UNAUDITED)       2002           2001           2000           1999           1998
                                        -------------  -------------  -------------  -------------  -------------  -------------
TOTAL AMOUNT OUTSTANDING:
  Preferred Stock                       $ 100,000,000  $ 100,000,000  $ 150,000,000  $ 160,000,000  $ 210,000,000  $ 210,000,000

ASSET COVERAGE:
  Per Preferred Stock Share (1)         $      63,307  $      57,793  $      54,705  $      54,989  $      55,740  $      57,562

INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share (2)             $      25,000  $      25,000  $      25,000  $      25,000  $      25,000  $      25,000

APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share (2)         $      25,000  $      25,000  $      25,000  $      25,000  $      25,000  $      25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2) Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING AND OTHER POLICIES

   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $9,809,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

   (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for tax reporting purposes as required by federal income tax regulations. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) TAX MATTERS AND DISTRIBUTIONS

   At June 30, 2003, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $259,406,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $12,904,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $13,672,000. Net unrealized loss on investments for tax purposes at June 30, 2003 was approximately $768,000.

   At December 31, 2002, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

    CARRYOVER AVAILABLE                      EXPIRATION DATE
---------------------------                 -----------------
       $  35,581,000                        December 31, 2007
          21,822,000                        December 31, 2008
          67,042,000                        December 31, 2009
          46,118,000                        December 31, 2010
       -------------
       $ 170,563,000
       =============

   It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

   The tax character of distributions paid to common and preferred shareholders of approximately $22,371,000 in 2002 was from ordinary income.

   As of December 31, 2002, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income            $      402,000
Undistributed Long-Term Gain                               --
Unrealized Gain (Loss)                         $  (26,462,000)
Capital Losses Carry Forward
  and Post October Losses Deferred             $ (176,822,000)

   The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accrued interest on defaulted bonds and amortization of swap termination payments.

   Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

   The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy resulted in additional interest income for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional interest income for financial reporting purposes does not result in additional common stock dividend income.

   The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. These reclassifications have no impact on the net asset value of the Fund.

(3) INVESTMENT ADVISORY AGREEMENT

   T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $405,000 in management fees during the six months ended June 30, 2003. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At June 30, 2003, the fee payable to T. Rowe Price was approximately $74,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) AUCTION TERM PREFERRED STOCK (ATP)

   The Fund had 4,000 shares of ATP issued and outstanding at June 30, 2003. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 1.15% to 1.60% for the six months ended June 30, 2003. The average dividend rate as of June 30, 2003 was 1.25%.

   The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP AUCTION-RELATED MATTERS

   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $123,000 for service charges through June 30, 2003. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS

   The Fund entered into an interest payment swap arrangement with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.31% to 1.44% for the six months ended June 30, 2003. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                  NOTIONAL                            FIXED
EFFECTIVE         CONTRACT                           ANNUAL
  DATE             AMOUNT           MATURITY          RATE
 10/1/01       $ 100 million         10/1/06          4.50%

   Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

   The Fund accounts for interest rate swaps in accordance with the Statement of Financial Accounting Standards

No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2003, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $1,591,000 and is included in the accompanying statement of operations.

   The estimated fair value of the interest rate swap agreement at June 30, 2003 amounted to approximately $8,061,000 of unrealized loss and is presented in the accompanying balance sheet.

(7) PURCHASES AND SALES OF SECURITIES

   Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2003 were approximately:

Purchases of securities                         $ 180,270,000
Sales of securities                             $ 191,034,000

(8) RELATED PARTY TRANSACTIONS

   A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $397,000 for the six months ended June 30, 2003. The Fund paid approximately $130,000 during the six months ended June 30, 2003 to two officers of the Fund for the provision of certain administrative services.

(9) RIGHTS OFFERING

   The Fund issued to stockholders of record as of the close of business on
July 21, 2003, rights to subscribe for an aggregate of 23,397,095 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $1.81 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on August 18, 2003, the expiration date and the nine preceding business days. On August 22, 2003 the Fund completed its rights offering. Proceeds of approximately $42,348,000 and shares of 23,397,095 were recorded. In addition the deferred offering expense of approximately $880,000 was netted against the rights offering proceeds.

COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

                     The New America High Income Fund, Inc.

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2002 (Dollar Amounts in Thousands)

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 172.55% (d)

AEROSPACE AND DEFENSE -- 1.17%
$ 1,600  Sequa Corporation, Senior Notes,
           9%, 08/01/09                                             Ba3             $       1,536
                                                                                    -------------
AUTOMOBILE -- 5.00%
  4,000  Accuride Corporation, Senior
           Subordinated Notes,
           9.25%, 02/01/08                                          Caa1                    2,320
    890  CSK Auto, Inc., Senior Notes,
           12%, 06/15/06                                            B2                        952
     81  CSK Auto, Inc., Senior
           Subordinated Notes,
           11%, 11/01/06                                            B3                         83
    165  Cummins, Inc., Senior Notes,
           9.50% 12/01/10 (g)                                       Ba2                       175
    375  Dana Corporation, Notes
           9%, 08/15/11                                             Ba3                       363
    395  Dana Corporation, Senior Notes,
           10.125%, 03/15/10                                        Ba3                       401
  1,585  Dura Operating Corporation,
           Senior Notes,
           8.625%, 04/15/12                                         B1                      1,601
    690  Navistar International Corporation,
           Senior Notes,
           9.375%, 06/01/06                                         Ba3                       662
                                                                                    -------------
                                                                                            6,557
                                                                                    -------------
BANKING -- 1.46%
  1,670  People's Bank, Bridgeport, CT,
           Subordinated Notes,
           9.875% 11/15/10                                          Baa3                    1,919
                                                                                    -------------
BEVERAGE, FOOD AND TOBACCO -- 2.92%
  1,050  Agrilink Foods, Inc. , Senior
           Subordinated Notes,
           11.875%, 11/01/08                                        B3                      1,129
  1,200  B&G Foods, Inc., Senior
           Subordinated Notes,
           9.625%, 08/01/07                                         B3                      1,236
  1,500  Smithfield Foods, Inc., Senior
           Subordinated Notes,
           7.625%, 02/15/08                                         Ba3                     1,470
                                                                                    -------------
                                                                                            3,835
                                                                                    -------------
BROADCASTING AND ENTERTAINMENT -- 17.49%
    600  ACME Televison, LLC, Senior
           Discount Notes,
           10.875%, 09/30/04                                        B3                        612
$   720  Corus Entertainment Inc., Senior
           Subordinated Notes,
           8.75%, 03/01/12                                          B1              $         763
    950  CSC Holdings, Inc., Senior Notes,
           7.625%, 04/01/11                                         B1                        895
  2,940  EchoStar DBS Corporation,
           Senior Notes,
           9.125%, 01/15/09                                         B1                      3,072
    225  EchoStar DBS Corporation,
           Senior Notes,
           10.375%, 10/01/07                                        B1                        242
    430  Entravision Communications Corp.,
           Senior Subordinated Notes,
           8.125%, 03/15/09                                         B3                        447
  3,450  Insight Midwest, L.P., Senior Notes,
           9.75%, 10/01/09                                          B2                      3,260
  1,500  Insight Midwest, L.P., Senior Notes,
           10.50%, 11/01/10                                         B2                      1,455
  1,500  Lamar Media Corporation, Senior
           Subordinated Notes,
           7.25%, 01/01/13 (g)                                      Ba3                     1,522
  3,400  Mediacom Broadband LLC,
           Senior Notes,
           11%, 07/15/13                                            B2                      3,434
  1,955  Rogers Communications, Inc.,
           Senior Notes,
           8.875%, 07/15/07                                         Ba1                     1,857
    675  Salem Communications Holding
           Corporation, Senior
           Subordinated Notes,
           7.75%, 12/15/10                                          B3                        675
  1,200  Sinclair Broadcasting Group, Inc.,
           Senior Subordinated Notes,
           8.75%, 12/15/11                                          B2                      1,284
  1,500  Time Warner Companies, Inc.,
           Senior Notes,
           9.125%, 01/15/13                                         Baa1                    1,725
  1,698  Young Broadcasting Inc., Senior
           Subordinated Notes,
           10%, 03/01/11                                            B3                      1,698
                                                                                    -------------
                                                                                           22,941
                                                                                    -------------
BUILDING AND REAL ESTATE -- 6.73%
    500  Associated Materials Incorporated,
           Senior Subordinated Notes,
           9.75%, 04/15/12                                          B3                        525

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$ 2,200  Beazer Homes USA, Inc.,
           Senior Notes,
           8.875%, 04/01/08                                         Ba2             $       2,277
  1,500  D.R. Horton, Inc., Senior Notes,
           8%, 02/01/09                                             Ba1                     1,500
  1,750  The Ryland Group, Inc., Senior
           Subordinated Notes,
           8.25%, 04/01/08                                          Ba3                     1,776
  2,000  Standard Pacific Corp., Senior Notes,
           8%, 02/15/08                                             Ba2                     2,000
    750  Standard Pacific Corp., Senior Notes,
           8.50%, 06/15/07                                          Ba2                       754
                                                                                    -------------
                                                                                            8,832
                                                                                    -------------
CARGO TRANSPORTATION -- 2.12%
  2,530  The Kansas City Southern Railway
           Company, Senior Notes,
           9.50%, 10/01/08                                          Ba2                     2,783
                                                                                    -------------
CHEMICALS, PLASTICS AND RUBBER -- 11.77%
    260  American Pacific Corporation,
           Senior Notes,
           9.25%, 03/01/05                                          B2                        265
  3,400  ARCO Chemical Company,
           Debentures,
           9.80%, 02/01/20                                          Ba3                     2,788
  1,040  Buckeye Cellulose Corp., Senior
           Subordinated Notes,
           8.50%, 12/15/05                                          Caa1                      946
    125  Compass Minerals Group, Inc.,
           Guaranteed Senior
           Subordinated Notes,
           10%, 08/15/11                                            B3                        137
  2,175  Hercules Incorporated,
           Senior Notes,
           11.125%, 11/15/07                                        Ba2                     2,425
  2,000  IMC Global Inc., Senior Notes,
           11.25%, 06/01/11                                         Ba2                     2,170
  1,525  Koppers Industries, Inc., Senior
           Subordinated Notes,
           9.875%, 12/01/07                                         B2                      1,372
  2,620  Lyondell Chemical Company,
           Senior Subordinated Notes,
           10.875%, 05/01/09                                        B2                      2,214
$ 2,330  Resolution Performance
           Products LLC, Senior
           Subordinated Notes,
           13.50%, 11/15/10                                         B3              $       2,458
    575  Salt Holdings Corporation, Senior
           Discount Notes,
           12.75%, 12/15/12 (g)(h)                                  (e)                       310
    460  UCAR Finance Inc.,
           Senior Notes,
           10.25%, 02/15/12                                         B3                        359
                                                                                    -------------
                                                                                           15,444
                                                                                    -------------
CONTAINERS, PACKAGING AND GLASS -- 10.33%
    500  BWAY Corporation, Senior
           Subordinated Notes,
           10%, 10/15/10 (g)                                        B3                        519
    415  Graphic Packaging Corp.,
           Senior Subordinated Notes,
           8.625%, 02/15/12                                         B2                        438
    460  MDP Acquisitions Plc, Senior Notes,
           9.625%, 10/01/12 (g)                                     B2                        481
  2,000  Owens-Brockway Glass
           Container, Inc., Senior
           Secured Notes,
           8.875%, 02/15/09                                         B2                      2,050
  1,000  Owens-lllinois, Inc., Senior Notes,
           7.85%, 05/15/04                                          B3                        985
    865  Paperboard Industries
           International Inc.,
           Senior Notes,
           8.375%, 09/15/07                                         B2                        830
  1,700  Plastipak Holdings, Inc.,
           Senior Notes,
           10.75%, 09/01/11                                         B3                      1,794
  3,000  Silgan Corporation, Senior
           Subordinated Debentures,
           9%, 06/01/09                                             B1                      3,120
    550  Smurfit Capital Funding Plc,
           Senior Notes,
           6.75%, 11/20/05                                          Ba3                       558
  1,400  Stone Container Corporation,
           Senior Notes,
           8.375%, 07/01/12                                         B2                      1,435
  1,265  Stone Container Corporation,
           Senior Notes,
           9.25%, 02/01/08                                          B2                      1,341
                                                                                    -------------
                                                                                           13,551
                                                                                    -------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 5.83%
$   575  Actuant Financial Corporation,
           Senior Subordinated Notes,
           13%, 05/01/09                                            B2              $         673
    275  AGCO Corporation, Senior Notes,
           9.50%, 05/01/08                                          Ba3                       297
    475  The Manitowoc Company, Inc., Senior
           Subordinated Notes,
           10.50%, 08/01/12 (g)                                     B2                        494
    420  Numatics, Incorporated, Senior
           Subordinated Notes,
           9.625%, 04/01/08                                         Caa2                      189
    625  SPX Corporation, Senior Notes,
           7.50%, 01/01/13                                          Ba3                       633
  1,175  Trimas Corporation, Senior
           Subordinated Notes,
           9.875%, 06/15/12 (g).                                    B3                      1,163
    195  Tyco International Group, S.A.,
           Senior Notes,
           5.80%, 08/01/06                                          Ba2                       182
    720  Tyco International Group, S.A.,
           Senior Notes,
           6.125%, 01/15/09                                         Ba2                       659
    360  Tyco International Group, S.A.,
           Senior Notes,
           6.375%, 02/15/06                                         Ba2                       340
  2,865  Tyco International Group, S.A.,
           Senior Notes,
           6.375%, 10/15/11                                         Ba2                     2,679
    360  Tyco International Group, S.A.,
           Senior Notes,
           6.75%, 02/15/11                                          Ba2                       333
                                                                                    -------------
                                                                                            7,642
                                                                                    -------------
DIVERSIFIED/CONGLOMERATE SERVICE -- 1.14%
    275  Brickman Group Ltd., Senior
           Subordinated Notes,
           11.75%, 12/15/09 (g).                                    B2                        287
  1,500  United Rentals (North America), Inc.,
           Senior Subordinated Notes,
           9%, 04/01/09                                             B2                      1,208
                                                                                    -------------
                                                                                            1,495
                                                                                    -------------
DIVERSIFIED NATURAL RESOURCES, METALS AND MINERALS -- 2.66%
  2,300  Georgia Pacific Corporation, Notes,
           9.50%, 12/01/11                                          Ba1                     2,254
$   350  Longview Fibre Company, Senior
           Subordinated Notes,
           10%, 01/15/09                                            B2              $         368
    825  National Waterworks, Inc., Senior
           Subordinated Notes
           10.50%, 12/01/12 (g)                                     B3                        866
                                                                                    -------------
                                                                                            3,488
                                                                                    -------------
ECOLOGICAL -- .77%
  1,000  Allied Waste North America, Inc.,
           Senior Notes,
           8.50%, 12/01/08                                          Ba3                     1,005
                                                                                    -------------
ELECTRONICS -- 11.74%
  4,000  Amkor Technology, Senior Notes,
           9.25%, 05/01/06                                          B1                      3,480
    950  Amkor Technology, Senior
           Subordinated Notes,
           10.50%, 05/01/09                                         B3                        741
    150  Avaya Inc., Senior Secured Notes,
           11.125%, 04/01/09                                        B2                        138
    575  Chippac International Ltd., Senior
           Subordinated Notes, Series B,
           12.75%, 08/01/09                                         B3                        604
  1,145  Fairchild Semiconductor Corporation,
           Senior Subordinated Notes,
           10.375%, 10/01/07                                        B2                      1,202
    875  Fairchild Semiconductor Corporation,
           Senior Subordinated Notes,
           10.50%, 02/01/09                                         B2                        949
  1,125  IPC Acquisition Corporation,
           Senior Subordinated Notes,
           11.50%, 12/15/09                                         B3                        990
  2,725  Lucent Technologies, Inc., Notes,
           5.50%, 11/15/08                                          Caa1                    1,335
    450  Sanmina-SCI Corporation,
           Senior Secured Notes,
           10.375%, 01/15/10 (g)                                    Ba2                       455
  4,705  SCG Holding Corporation, Senior
           Subordinated Notes,
           12%, 08/01/09                                            Caa1                    1,929
  1,875  Solectron Corporation, Senior Notes,
           9.625%, 02/15/09                                         Ba3                     1,828
  2,175  WESCO Distribution, Inc., Senior
           Subordinated Notes,
           9.125%, 06/01/08                                         B3                      1,740
                                                                                    -------------
                                                                                           15,391
                                                                                    -------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

FINANCE -- .38%
$   630  Fairfax Financial Holdings, Ltd., Notes,
           7.375%, 03/15/06                                         Ba3             $         504
                                                                                    -------------
FURNISHINGS, HOUSEWARES, DURABLE CONSUMER PRODUCTS -- .48%
    575  Simmons Company, Senior
           Subordinated Notes,
           10.25%, 03/15/09                                         B2                        624
                                                                                    -------------
GROCERY STORES -- .74%
    950  Winn-Dixie Stores, Inc., Senior Notes,
           8.875%, 04/01/08                                         Ba2                       969
                                                                                    -------------
HEALTHCARE, EDUCATION AND CHILDCARE -- 12.16%
    640  Advanced Medical Optics Inc.,
           Senior Subordinated Notes,
           9.25%, 07/15/10                                          B3                        659
  1,500  Alaris Medical Systems, Inc.,
           Senior Secured Notes
           11.625%, 12/01/06                                        B2                      1,695
    785  Alaris Medical Systems, Inc.,
           Senior Subordinated Notes,
           9.75%, 12/01/06                                          Caa1                      793
    565  AmerisourceBergen Corporation,
           Senior Notes,
           7.25%, 11/15/12 (g)                                      Ba3                       581
  3,125  Athena Neurosciences Financial,
           Senior Notes,
           7.25%, 02/21/08                                          Caa2                    1,687
  2,000  Beverly Enterprises, Inc.,
           Senior Notes,
           9%, 02/15/06                                             B1                      1,700
  1,000  Bio-Rad Laboratories, Inc.,
           Senior Subordinated Notes,
           11.625%, 02/15/07                                        B2                      1,105
     75  Concentra Operating Corporation,
           Senior Subordinated Notes,
           13%, 08/15/09                                            B3                         76
  1,150  CONMED Corporation, Senior
           Subordinated Notes,
           9%, 03/15/08                                             B2                      1,196
    405  HealthSouth Corporation,
           Senior Notes,
           8.50%, 02/01/08                                          Ba3                       350
    945  HealthSouth Corporation,
           Senior Notes,
           7.375%, 10/01/06                                         Ba3                       817
$ 1,420  NDC Health Corporation, Senior
           Subordinated Notes,
           10.50%, 12/01/12 (g)                                     (e)             $       1,424
  2,815  Radiologix Inc., Senior Notes,
           10.50%, 12/15/08                                         B2                      2,196
    380  Sybron Dental Specialities, Senior
           Subordinated Notes,
           8.125%, 06/15/12                                         B2                        384
    725  Total Renal Care, Inc.,
           Subordinated Convertible Notes,
           7%, 05/15/09                                             B2                        719
    275  Triad Hospitals Holdings, Inc.,
           Senior Notes,
           8.75%, 05/01/09                                          B1                        294
    250  Triad Hospitals Holdings, Inc.,
           Senior Subordinated Notes,
           11%, 05/15/09                                            B2                        276
                                                                                    -------------
                                                                                           15,952
                                                                                    -------------
HOTELS, MOTELS, INNS AND GAMING -- 16.24%
  1,500  Ameristar Casinos, Inc., Senior
           Subordinated Notes,
           10.75%, 02/15/09                                         B3                      1,635
    575  Coast Hotels and Casinos, Inc.,
           Senior Subordinated Notes,
           9.50%, 04/01/09                                          B2                        611
     75  Courtyard By Marriott II Limited
           Partnership, Senior Notes,
           10.75%, 02/01/08                                         B1                         76
  1,825  John Q. Hammons Hotels, L.P.,
           First Mortgage Notes,
           8.875%, 05/15/12.                                        B2                      1,839
    775  Hard Rock Hotel, Inc., Senior
           Subordinated Notes,
           9.25%, 04/01/05                                          Caa1                      787
  1,575  Harrah's Operating Company, Inc.,
           Guaranteed Senior Notes,
           8%, 02/01/11                                             Baa3                    1,816
  1,000  Harrah's Operating Company, Inc.,
           Guaranteed Senior
           Subordinated Notes,
           7.875%, 12/15/05                                         Ba1                     1,067
    180  Host Marriott, L.P., Senior Notes,
           9.25%, 10/01/07                                          Ba3                       181

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                   MOODY'S
PRINCIPAL                                                           RATING              VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$ 2,215  Host Marriott,L.P., Senior Notes,
           9.50%, 01/15/07                                          Ba3             $       2,248
  1,750  MGM Mirage, Senior Secured Notes,
           8.50%, 09/15/10                                          Ba1                     1,925
  1,650  Penn National Gaming, Inc.,
           Senior Subordinated Notes,
           11.125%, 03/01/08                                        B3                      1,799
  2,300  Riviera Holdings Corporation,
           Senior Secured Notes,
           11%, 06/15/10                                            B2                      2,070
    600  Starwood Hotels & Resorts
           Worldwide Inc., Senior Notes
           7.375%, 05/01/07                                         Ba1                       592
  2,200  Station Casinos, Inc., Senior
           Subordinated Notes,
           8.875%, 12/01/08                                         B2                      2,293
    400  Turning Stone Casino Resorts
           Enterprise, Senior Notes
           9.125%, 12/15/10 (g).                                    B1                        410
  1,875  Venetian Casino Resort, LLC,
           Second Mortgage Notes,
           11%, 06/15/10                                            Caa1                    1,959
                                                                                    -------------
                                                                                           21,308
                                                                                    -------------
LEISURE, AMUSEMENT AND ENTERTAINMENT -- 2.51%
    825  Hasbro Inc., Notes,
           6.15%, 07/15/08                                          Ba3                       792
  1,600  Icon Health and Fitness Inc.,
           Senior Subordinated Notes,
           11.25%, 04/01/12                                         B3                      1,392
    350  Speedway Motorsports, Inc.,
           Senior Subordinated Notes,
           8.50%, 08/15/07                                          Ba2                       366
    700  TravelCenters of America, Inc.,
           Senior Subordinated Notes,
           12.75%, 05/01/09                                         B3                        742
                                                                                    -------------
                                                                                            3,292
                                                                                    -------------
MACHINERY -- 3.26%
  1,450  Case Corporation, Notes,
           7.25%, 08/01/05                                          Ba2                     1,218
    675  Terex Corporation, Senior
           Subordinated Notes,
           10.375%, 04/01/11                                        B3                        635
$ 2,375  Universal Compression, Inc.,
           Senior Discount Notes,
           9.875%, 02/15/08 (h)                                     B1              $       2,422
                                                                                    -------------
                                                                                            4,275
                                                                                    -------------
MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 4.70%
  1,195  AK Steel Corporation, Senior Notes,
           7.75%, 06/15/12 (g)                                      B1                      1,204
    650  AK Steel Corporation, Senior Notes,
           7.875%, 02/15/09                                         B1                        657
  1,800  Century Aluminum Company, Senior
           Secured First Mortgage Notes,
           11.75%, 04/15/08                                         Ba3                     1,746
  1,500  Russel Metals, Inc.,
           Senior Notes, Units,
           10%, 06/01/09                                            B1                      1,586
    255  Steel Dynamics, Inc., Senior Notes,
           9.50%, 03/15/09                                          B2                        268
    600  United States Steel Corporation,
           Senior Notes,
           10.75%, 08/01/08                                         Ba3                       591
  1,100  Weirton Steel Corporation, Senior
           Secured Notes,
           10%, 04/01/08 (b).                                       Caa3                      110
                                                                                    -------------
                                                                                            6,162
                                                                                    -------------
OIL AND GAS -- 12.81%
  3,500  Clark Refining & Marketing, Inc.,
           Senior Notes,
           8.375%, 11/15/07                                         Ba3                     3,360
    875  Dresser, Inc., Senior
           Subordinated Notes,
           9.375%, 04/15/11                                         B2                        884
    975  Energy Corporation of America,
           Senior Subordinated Notes,
           9.50%, 05/15/07                                          Caa3                      566
  1,275  Ferrellgas Partners L.P., Senior Notes,
           8.75%, 06/15/12                                          B2                      1,320
  1,455  Forest Oil Corporation, Senior Notes,
           8%, 06/15/08                                             Ba3                     1,535
  1,000  Forest Oil Corporation, Senior Notes,
           8%, 12/15/11                                             Ba3                     1,055
  1,650  Giant Industries, Inc., Senior
           Subordinated Notes,
           11%, 05/15/12                                            B3                      1,122

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                  MOODY'S
PRINCIPAL                                                          RATING               VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$   750  Magnum Hunter Resources, Inc.,
           Senior Notes,
           9.60%, 03/15/12                                          B2              $         795
  2,000  Pioneer Natural Resources
           Company, Senior Notes,
           9.625%, 04/01/10                                         Ba1                     2,330
  1,400  Plains Exploration & Production
           Co., L.P., Senior
           Subordinated Notes,
           8.75%, 07/01/12 (g)                                      B2                      1,456
  2,650  Tesoro Petroleum Corporation,
           Senior Subordinated Notes,
           9.625%, 04/01/12                                         B3                      1,723
    580  Tesoro Petroleum Corporation,
           Senior Subordinated Notes,
           9.625%, 11/01/08                                         B3                        371
    275  Westport Resources Corporation,
           Senior Subordinated Notes,
           8.25%, 11/01/11 (g)                                      Ba3                       287
                                                                                    -------------
                                                                                           16,804
                                                                                    -------------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- .90%
  1,125  The Coinmach Corporation,
           Senior Notes,
           9%, 02/01/10                                             B2                      1,181
                                                                                    -------------
PERSONAL NON-DURABLE CONSUMER PRODUCTS -- 3.00%
  2,500  Corning Consumer Products
           Company, Senior
           Subordinated Notes,
           9.625%, 05/01/08 (a)(b)                                  (e)                       125
    275  JohnsonDiversey, Inc., Senior
           Subordinated Notes,
           9.625%, 05/15/12 (g)                                     B2                        289
  1,400  Jostens, Inc., Senior
           Subordinated Notes,
           12.75%, 05/01/10                                         B3                      1,589
  1,775  Playtex Products, Inc., Senior
           Subordinated Notes,
           9.375%, 06/01/11                                         B2                      1,935
                                                                                    -------------
                                                                                            3,938
                                                                                    -------------
PERSONAL TRANSPORTATION -- 4.50%
  3,440  Air Canada, Senior Notes,
           10.25%, 03/15/11                                         B3                      1,926
$ 2,000  Atlas Air, Inc., Senior Notes,
           10.75%, 08/01/05                                         Caa1            $         440
  3,175  Delta Air Lines, Inc., Notes,
           7.90%, 12/15/09                                          Ba3                     2,159
    325  Delta Air Lines, Inc., Notes,
           10.375%, 02/01/11                                        Ba3                       221
    335  Northwest Airlines, Inc. Notes,
           9.875%, 03/15/07                                         B2                        214
  1,500  Northwest Airlines, Inc., Senior Notes,
           8.875, 06/01/06                                          B2                        945
                                                                                    -------------
                                                                                            5,905
                                                                                    -------------
PRINTING AND PUBLISHING -- 11.47%
  1,975  K III Communications Corporation,
           Senior Notes,
           8.50%, 02/01/06                                          B3                      1,847
  1,560  Mail-Well I Corp., Senior Notes,
           9.625%, 03/15/12                                         B1                      1,373
  4,900  Quebecor Media Inc., Senior Notes,
           11.125%, 07/15/11                                        B2                      4,508
  1,845  R.H. Donnelley, Inc.,
           Senior Subordinated Notes,
           10.875%, 12/15/12 (g).                                   B2                      2,011
  2,150  Von Hoffman Corporation, Senior Notes,
           10.25%, 03/15/09                                         B2                      2,043
  3,155  World Color Press, Inc., Senior
           Subordinated Notes,
           8.375%, 11/15/08                                         Baa2                    3,259
                                                                                    -------------
                                                                                           15,041
                                                                                    -------------
RETAIL STORES -- 1.94%
  1,400  Gap Inc., Notes,
           10.55%, 12/15/08                                         Ba3                     1,533
  1,000  J.C. Penney Company, Inc., Notes,
           7.60%, 04/01/07                                          Ba3                     1,005
                                                                                    -------------
                                                                                            2,538
                                                                                    -------------
TELECOMMUNICATIONS -- 7.85%
  1,025  AT&T Wireless Services, Inc.,
           Senior Notes,
           7.875%, 03/01/11                                         Baa2                    1,025
  4,500  NEXTEL Communications Inc.,
           Senior Notes,
           9.50%, 02/01/11                                          B3                      4,117
  2,322  Qwest Services Corporation, Senior
           Subordinated Notes,
           13.50%, 12/15/10 (g).                                    (e)                     2,438

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                  MOODY'S
PRINCIPAL                                                          RATING               VALUE
AMOUNT/UNITS                                                     (UNAUDITED)           (NOTE 1)
-------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$ 1,000  Rogers Wireless Inc., Senior
           Secured Notes,
           8.30%, 10/01/07                                          Ba3             $         910
    275  Rogers Wireless Inc., Senior
           Secured Notes,
           9.625%, 05/01/11                                         Ba3                       257
    125  Rogers Wireless Inc., Senior
           Subordinated Notes,
           8.80%, 10/01/07                                          B2                        106
    450  Tritel PCS, Inc., Senior
           Subordinated Notes,
           10.375%, 01/15/11                                        Baa2                      477
    825  Triton PCS, Inc., Senior
           Subordinated Discount Notes,
           11%, 05/01/08 (h)                                        B3                        710
    390  US West Capital
           Funding Inc., Notes,
           6.375%, 07/15/08                                         Caa2                      254
                                                                                    -------------
                                                                                           10,294
                                                                                    -------------
TEXTILES AND LEATHER -- 3.22%
    775  Interface, Inc., Senior Notes,
           7.30%, 04/01/08                                          B2                        659
  3,100  Levi Strauss & Co., Senior Notes,
           11.625%, 01/15/08                                        Caa1                    3,007
    575  Levi Strauss & Co., Senior Notes,
           12.25%, 12/15/12 (g).                                    B3                        564
                                                                                    -------------
                                                                                            4,230
                                                                                    -------------
UTILITIES -- 5.26%
  1,820  Avista Corporation, Senior Notes,
           9.75%, 06/01/08                                          Ba1                     1,784
  1,515  Calpine Corporation, Senior Notes,
           8.625% 08/15/10                                          B1                        667
  1,850  Mirant Americas Generation, LLC,
           Senior Notes,
           7.20%, 10/01/08                                          Ba3                       833
    775  TNP Enterprises, Inc., Senior
           Subordinated Notes,
           10.25%, 04/01/10                                         Ba3                       728
  2,500  Western Resources, Inc.,
           Senior Notes,
           7.125%, 8/01/09                                          Ba2                     1,975
$ 1,000  Western Resources, Inc.,
           Senior Notes,
           9.75%, 05/01/07                                          Ba2             $         910
                                                                                    -------------
                                                                                            6,897
                                                                                    -------------
         TOTAL CORPORATE DEBT SECURITIES
           (Total cost of $245,127)                                                       226,333
                                                                                    -------------

SHARES
-------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.46% (d)

BANKING - 0.00%
 57,935  WestFed Holdings, Inc., Cumulative,
           Series A, Preferred Stock,
           15.50% (a)(c)(f).                                        (e)             $          --
                                                                                    -------------
BROADCASTING AND ENTERTAINMENT -- 2.45%
 34,300  CSC Holdings, Inc.,
           Preferred Stock                                          B3                      3,207
                                                                                    -------------
MINING, STEEL, IRON, NON-PRECIOUS METALS -- 0.01%
 18,000  Weirton Steel Corp., Series C
           Preferred Stock (f).                                     (e)                        18
                                                                                    -------------
         TOTAL PREFERRED STOCK
           (Total cost of $8,222)                                                           3,225
                                                                                    -------------

COMMON STOCK -- 0.00% (d)

  4,780  Mediq Inc. Common Stock (a)(c)(f)                                                     --
 27,474  WestFed Holdings, Inc., Series B,
           Common Stock (a)(c)(f).                                                             --
                                                                                    -------------
         TOTAL COMMON STOCK
           (Total cost of $2,596).                                                             --
                                                                                    -------------

PRINCIPAL
AMOUNT
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.53% (d)

$ 3,325  Ciesco, L.P., Commercial Paper,
           due 01/02/03,
           Discount of 1.22%                                        P-1                     3,325
                                                                                    -------------
         TOTAL SHORT-TERM INVESTMENTS
           (Total cost of $3,325)                                                           3,325
                                                                                    -------------
         TOTAL INVESTMENTS
           (Total cost of $259,270)                                                 $     232,883
                                                                                    =============

                     The accompanying notes are an integral
                       part of these financial statements.

(a) Denotes issuer is in bankruptcy proceedings.

(b) Non-income producing security which is on non-accrual and/or has defaulted on interest payments.

(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2002 was $0.

(d) Percentages indicated are based on total net assets to common shareholders of $131,170.

(e) Not rated.

(f) Non-income producing.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $16,936 as of December 31, 2002.

(h) Securities are step interest bonds. Interest on these bonds accrue based on the effective interest rate.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $259,270 see Schedule of Investments
  and Notes 1 and 2)                                                          $    232,883
RECEIVABLES:
  Investment securities Sold                                                           450
  Interest and dividends                                                             5,892
PREPAID EXPENSES                                                                        31
                                                                              ------------
    Total assets                                                              $    239,256
                                                                              ------------
LIABILITIES:
PAYABLES:
  Dividend on common stock                                                    $        749
  Dividend on preferred stock                                                           43
INTEREST RATE SWAP, at fair value (Note 6)                                           6,768
ACCRUED EXPENSES (Note 3)                                                              526
                                                                              ------------
    Total liabilities                                                         $      8,086
                                                                              ------------
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
    4,000 shares issued and outstanding,
    liquidation preference of $25,000 per share
    (Notes 4 and 5)                                                           $    100,000
                                                                              ------------
NET ASSETS                                                                    $    131,170
                                                                              ============
REPRESENTED BY:
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
    69,548,153 shares issued and outstanding                                  $        695
CAPITAL IN EXCESS OF PAR VALUE                                                     340,125
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)                                           351
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2)                                                (176,846)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS                                              (33,155)
                                                                              ------------
  Net assets applicable to common stock
    (Equivalent to $1.89 per share, based on
    69,548,153 shares outstanding)                                            $    131,170
                                                                              ============

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED
DECEMBER 31, 2002

INVESTMENT INCOME: (Note 1) (Dollars in thousands)
  Interest income                                                             $     27,320
  Other income                                                                         276
  Dividend income                                                                       95
                                                                              ------------
    Total investment income                                                   $     27,691
                                                                              ------------
EXPENSES:
Cost of leverage:
  Preferred and auction fees (Note 5)                                         $        278
                                                                              ------------
    Total cost of leverage                                                    $        278
                                                                              ------------
Professional services expenses:
  Management fees (Note 3)                                                    $        686
  Legal fees                                                                           316
  Custodian and transfer agent fees                                                    240
  Computer systems upgrade expense                                                     101
  Audit fees                                                                            77
                                                                              ------------
    Total professional services expenses                                      $      1,420
                                                                              ------------
Administrative expenses:
  General administrative fees                                                 $        435
  Directors' fees                                                                      212
  NYSE fees                                                                             68
  Miscellaneous expenses                                                                64
  Shareholder communications expenses                                                   37
                                                                              ------------
    Total administrative expenses                                             $        816
                                                                              ------------
    Total expenses                                                            $      2,514
                                                                              ------------
    Net investment income                                                     $     25,177
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT ACTIVITIES:
Realized loss on investments and interest rate
  swap agreements                                                             $    (45,362)
                                                                              ------------
Net swap settlement disbursements (Note 6)                                    $     (2,851)
                                                                              ------------
Change in net unrealized depreciation
  on investments                                                              $      3,926
Change in unrealized depreciation
  on interest rate swap agreement                                                   (8,290)
                                                                              ------------
    Total change in net unrealized depreciation
      on investments and interest rate swap                                   $     (4,364)
                                                                              ------------
    Net loss on investments and interest rate swap                            $    (52,577)
                                                                              ------------
COST OF PREFERRED LEVERAGE
  Distributions to preferred stockholders                                     $     (2,530)
                                                                              ------------
    Net decrease in net assets resulting from operations                      $    (29,930)
                                                                              ============

                     The accompanying notes are an integral
                       part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                                                  2002                 2001
                                                                                             ----------------    ----------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
  Net investment income                                                                      $         25,177    $         32,459
  Realized loss on investments, net                                                                   (45,362)            (67,922)
  Net swap settlement disbursements                                                                    (2,851)             (1,327)
  Change in net unrealized depreciation on investments and other
     financial instruments                                                                             (4,364)             51,137
Distributions from net investment income related to preferred stock
  Dividends to preferred stockholders ($488 and $1,057 per preferred share in 2002 and
     2001, respectively)                                                                               (2,530)             (6,652)
                                                                                             ----------------    ----------------
     Net increase (decrease) in net assets resulting from operations                         $        (29,930)   $          7,695
                                                                                             ----------------    ----------------
FROM FUND SHARE TRANSACTIONS:
  Net asset value of 1,215,044 shares and 1,064,683 shares issued to common
     stockholders for reinvestment of dividends in 2002 and 2001, respectively               $          2,710    $          3,043
                                                                                             ----------------    ----------------
     Increase in net assets resulting from fund share transactions                           $          2,710    $          3,043
                                                                                             ----------------    ----------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     From net investment income ($.29 and $.36 per share in 2002 and 2001,
        respectively)                                                                        $        (19,841)   $        (24,435)
                                                                                             ----------------    ----------------
Total net decrease in net assets                                                             $        (47,061)   $        (13,697)
                                                                                             ----------------    ----------------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Beginning of period                                                                        $        178,231    $        191,928
                                                                                             ----------------    ----------------
  End of period (Including $351 and $317 of undistributed net investment
     income at December 31, 2002 and December 31, 2001, respectively)                        $        131,170    $        178,231
                                                                                             ================    ================

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      2002        2001 (c)         2000         1999        1998 (b)      1997 (b)
                                                   ----------    ---------      ---------    ---------     ---------     ---------
NET ASSET VALUE:
  Beginning of period                              $     2.61    $    2.85      $    3.86    $    4.16     $    5.03     $    4.94
                                                   ----------    ---------      ---------    ---------     ---------     ---------
NET INVESTMENT INCOME                                     .37          .48            .60          .66           .71#          .70#
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  OTHER FINANCIAL INSTRUMENTS                            (.72)        (.24)         (1.00)        (.30)         (.81)#         .25#
DISTRIBUTIONS FROM NET INVESTMENT INCOME
  RELATED TO PREFERRED STOCK:                            (.08)        (.12)          (.18)        (.18)         (.17)         (.16)
                                                   ----------    ---------      ---------    ---------     ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS                    (.43)         .12           (.58)         .18          (.27)          .79
                                                   ----------    ---------      ---------    ---------     ---------     ---------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                             (.29)        (.36)          (.43)        (.48)         (.54)         (.53)
  In excess of net investment income                       --           --             --           --            --          (.01)
                                                   ----------    ---------      ---------    ---------     ---------     ---------
     TOTAL DISTRIBUTIONS                                 (.29)        (.36)          (.43)        (.48)         (.54)         (.54)
                                                   ----------    ---------      ---------    ---------     ---------     ---------
Effect of rights offering and related expenses;
  and Auction Term Preferred Stock offering
  costs and sales load                                     --           --             --           --          (.06)         (.16)
                                                   ----------    ---------      ---------    ---------     ---------     ---------
NET ASSET VALUE:
  End of period                                    $     1.89    $    2.61      $    2.85    $    3.86     $    4.16     $    5.03
                                                   ==========    =========      =========    =========     =========     =========
PER SHARE MARKET VALUE:
  End of period                                    $     2.01    $    2.64      $    2.63    $    3.13     $    4.25     $    5.63
                                                   ==========    =========      =========    =========     =========     =========
TOTAL INVESTMENT RETURN+                               (12.97)%      13.97%         (3.84)%     (16.92)%      (15.15)%       21.97%
                                                   ==========    =========      =========    =========     =========     =========

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      2002        2001 (c)        2000          1999        1998 (b)      1997 (b)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK (a)                              $  131,170    $  178,231    $  191,928    $  258,215    $  273,518    $  243,625
                                                   ==========    ==========    ==========    ==========    ==========    ==========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK (a)                           $  100,000    $  150,000    $  160,000    $  210,000    $  210,000    $  150,000
                                                   ==========    ==========    ==========    ==========    ==========    ==========
TOTAL NET ASSETS APPLICABLE
  TO COMMON AND PREFERRED STOCK,
  END OF PERIOD (a)                                $  231,170    $  328,231    $  351,928    $  468,215    $  483,518    $  393,625
                                                   ==========    ==========    ==========    ==========    ==========    ==========
EXPENSE RATIOS:
  Ratio of preferred and other debt
     expenses to average net assets*                      .18%          .17%          .19%          .18%          .14%          .13%
  Ratio of operating expenses to average
     net assets*                                         1.46%         1.11%          .99%          .89%          .82%          .92%
                                                   ----------    ----------    ----------    ----------    ----------    ----------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                            1.64%         1.28%         1.18%         1.07%          .96%         1.05%
                                                   ==========    ==========    ==========    ==========    ==========    ==========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                   16.48%        16.70%        17.46%        16.36%        15.22%        13.86%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                     .89%          .71%          .64%          .60%          .58%          .66%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                             8.91%         9.23%         9.41%         9.16%         9.26%         8.75%
PORTFOLIO TURNOVER RATE                                 82.47%        38.89%        45.58%        66.74%       124.67%       108.84%

(a) Dollars in thousands.
(b) The Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change did increase the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's March 1997 and March 1998 rights offerings.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

INFORMATION REGARDING
SENIOR SECURITIES

                                                                            AS OF DECEMBER 31,
                                             2002          2001           2000           1999           1998           1997
                                        -------------  -------------  -------------  -------------  -------------  -------------
TOTAL AMOUNT OUTSTANDING:
  Preferred Stock                       $ 100,000,000  $ 150,000,000  $ 160,000,000  $ 210,000,000  $ 210,000,000  $ 150,000,000

ASSET COVERAGE:
  Per Preferred Stock Share (1)         $      57,793  $      54,705  $      54,989  $      55,740  $      57,562  $      65,604

INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share (2)             $      25,000  $      25,000  $      25,000  $      25,000  $      25,000  $      25,000

APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share (2)         $      25,000  $      25,000  $      25,000  $      25,000  $      25,000  $      25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2) Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

(1) SIGNIFICANT ACCOUNTING AND OTHER POLICIES

   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $7,514,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

   (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for tax reporting purposes as required by federal income tax regulations. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) TAX MATTERS AND DISTRIBUTIONS

   At December 31, 2002, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $259,345,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $5,492,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $31,954,000. Net unrealized loss on investments for tax purposes at December 31, 2002 was approximately $26,462,000.

   At December 31, 2002, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

    CARRYOVER AVAILABLE                      EXPIRATION DATE
---------------------------                 ------------------
       $  35,581,000                        December 31, 2007
          21,822,000                        December 31, 2008
          67,042,000                        December 31, 2009
          46,118,000                        December 31, 2010
       -------------
       $ 170,563,000
       =============

   It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

   The tax character of distributions paid to common and preferred shareholders of approximately $22,371,000 in 2002 was from ordinary income.

   As of December 31, 2002, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income            $      402,000
Undistributed Long-Term Gain                               --
Unrealized Gain (Loss)                         $  (26,462,000)
Capital Losses Carry Forward
  and Post October Losses Deferred             $ (176,822,000)

   The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accrued interest on defaulted bonds and amortization of swap termination payments.

   Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

   The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy resulted in additional interest income for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional interest income for financial reporting purposes does not result in additional common stock dividend income.

   The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. These reclassifications have no impact on the net asset value of the Fund.

(3) INVESTMENT ADVISORY AGREEMENT

   Wellington Management Company, LLP, the Fund's Investment Advisor, for the eleven months ended November 30, 2002 earned approximately $635,000 in management fees. Management fees paid by the Fund to Wellington Management were calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock.

   The Fund's Board of Directors voted to appoint T. Rowe Price Associates, Inc. (T. Rowe Price) as the Fund's investment advisor succeeding Wellington Management Company, LLP in that capacity. An interim investment advisory agreement with T. Rowe Price took effect concurrently with the termination of the existing investment advisory agreement on December 2, 2002. Prior to the expiration of the 150 day term of the interim contract, the Fund will hold a meeting of stockholders to seek stockholder approval of the new advisory agreement with T. Rowe Price. If stockholders approve the new advisory agreement, the annual advisory fee payable to T. Rowe Price will be 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee will be calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2002, the fee payable to T. Rowe Price was approximately

$51,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) AUCTION TERM PREFERRED STOCK (ATP)

   The Fund had 4,000 shares of ATP issued and outstanding at December 31, 2002. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 1.40% to 2.35% for the year ended December 31, 2002. The average dividend rate as of December 31, 2002 was 1.47%.

   The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

   Under Emerging Issues Task Force (EITF) promulgation Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock is shown outside of permanent equity (net assets) in the accompanying financial statements. In connection with Topic D-98 distributions related to preferred stock are reflected in the statements of changes in net assets and financial highlights as distributions from operations. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

   During 2002, the Fund repurchased $50,000,000 of ATP.

(5) ATP AUCTION-RELATED MATTERS

   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $278,000 for service charges through December 31, 2002. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS

   The Fund entered into an interest payment swap arrangement with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.44% to 2.14% for the year ended December 31, 2002. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                  NOTIONAL                           FIXED
EFFECTIVE         CONTRACT                           ANNUAL
  DATE             AMOUNT           MATURITY          RATE
 10/1/01       $ 100 million        10/1/06           4.50%

   Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

   The Fund accounts for interest rate swaps in accordance with the Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2002, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $2,851,000 and is included in the accompanying statement of operations.

   The estimated fair value of the interest rate swap agreement at December 31, 2002 amounted to approximately $6,768,000 of unrealized loss and is presented in the accompanying balance sheet.

(7) REPURCHASE AGREEMENTS

   At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

   The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(8) PURCHASES AND SALES OF SECURITIES

   Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2002 were approximately:

Purchases of securities                         $ 224,214,000
Sales of securities                             $ 261,579,000

(9) RELATED PARTY TRANSACTIONS

   A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $248,000 for the year ended December 31, 2002. The Fund paid approximately $249,000 during the year ended December 31, 2002 to two officers of the Fund for the provision of certain administrative services.

CHANGE IN INDEPENDENT ACCOUNTANTS (UNAUDITED)
On June 27, 2002, the Board of Directors, upon the recommendation of the Board's Audit and Nominating Committee, determined not to retain Arthur Andersen LLP and approved a change in the Fund's independent auditors to KPMG LLP. For the fiscal years ended December 31, 2001 and December 31, 2000, Arthur Andersen LLP's audit reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principals. Further, there were no disagreements between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the disagreements in their report.

COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

                     The New America High Income Fund, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the years in the five-year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on that financial statement and those financial highlights in their report dated February 1, 2002.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP

Boston, Massachusetts
January 31, 2003

                     The New America High Income Fund, Inc.

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
EquiServe Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011
(617) 328-5000 ext. 6406
(800) 426-5523

INDEPENDENT PUBLIC ACCOUNTANTS
KPMG LLP
99 High Street
Boston, MA 02110

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

                  APPENDIX A--RATINGS OF CORPORATE OBLIGATIONS


                         MOODY'S INVESTORS SERVICE, INC.

A brief description of the applicable Moody's ratings symbols and their meanings (as published by Moody's) follows:

DEBT RATINGS

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      B-A-1

NOTE Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                      B-A-2

                               FITCH RATINGS, INC.

A brief description of the applicable Fitch ratings symbols and their meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC     High default risk. Default is a real possibility. Capacity for
AND C       meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D  (Default.) The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50%--90% and 'D' the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal

                                      B-A-3
            reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     A short-term credit rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote an exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISKS. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D           DEFAULT. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically dissolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

INSURER FINANCIAL STRENGTH RATINGS

The Insurer Financial Strength Rating (IFS Rating) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS Rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are

                                      B-A-4
specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS Rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS Rating does not address the willingness of an insurance organization's management to honor its company's obligations, nor does the IFS Rating address the quality of an insurer's claims handling services. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms and also recognizes the possibility of acceptable delays caused by circumstances unique to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating is based on a comprehensive analysis of relevant factors that in large part determine an insurance organization's financial strength, including its regulatory solvency characteristics, liquidity, operating performance, financial flexibility, balance sheet strength, management quality, competitive positioning and long-term business viability.

The IFS Rating is an international-scale rating, and incorporates relevant economic and political risks that could impair an insurance organization's capacity to meet its obligations. As a result, in most cases it would be rare for an insurance organization to achieve an IFS Rating that would be higher than the long-term, international-scale local currency ratings assigned to the obligations of its sovereign state of domicile. One exception could be cases in which foreign parental support commitments are in place. Other exceptions could include cases in which, due to the international nature of an insurer's business, a major portion of its business and financial resources are not exposed to the economic and political risks of its sovereign state. Since the IFS Rating is not assigned to any specific obligations of the insurer, the rating does not take into account the potential for government restrictions that could prevent specific obligations from being met on a timely basis, such as exchange controls placed on obligations owed in a foreign currency.

The IFS Rating uses the same ratings scale and symbols used by Fitch Ratings for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a (+) or (-) sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be 'Secure', and those of 'BB+' and lower are considered to be 'Vulnerable'.

AAA EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

                                      B-A-5

BB MODERATELY WEAK. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B WEAK. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C  VERY WEAK. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D  DISTRESSED. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the DDD-D range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90--100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50--90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

NOTES: "+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the "AAA" category or to ratings below the "CCC" category.

            A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

SERVICER RATINGS

Residential, multifamily, and commercial mortgage loans can be serviced by a combination of primary, master, and/or special servicers. Many transactions have all three types of servicers present, while others may only have one or two. Some of the reasons for the various structures are age of the transaction, complexity of the loans, strength of the primary servicer, current or anticipated delinquency, and need for advancing.

Primary servicers responsibilities typically include: collecting monthly principal, interest, and escrow payments from individual mortgagors; remitting and reporting to the master servicer; and monitoring delinquent and problem loans,

                                      B-A-6
which may be directly handled by the special servicer. For commercial, which includes multifamily, primary servicers are also responsible for performing property inspections and collecting and analyzing property financial statements. In the absence of a master servicer, the primary servicer is responsible for the reporting and remitting of funds directly to the trustees and/or advancing principal and interest payments on delinquent loans. When there is no special servicer, the primary servicer would be directly handling the work-out of sub-performing and/or delinquent loans.

Master servicers are responsible for the oversight of primary servicers, with respect to the primary servicer's responsibilities; and providing liquidity to a transaction by advancing principal and interest, as well as certain property protection expenses, on delinquent loans. If the transaction requires a special servicer, the master servicer will insure the smooth transfer from the primary servicer to the special servicer and monitor the ultimate disposition of problem loans.

Special servicers are responsible for maximizing recoveries on nonperforming loans and real estate owned assets, and are key to maintaining the credit quality of a pool containing nonperforming loans and REO assets. The specific arrangement varies from one transaction to another, however, typically the loans are transferred to the special servicer at some pre-determined point based on delinquency and/or other performance measures. Currently, in residential transactions, the use of a designated special servicer is not as common as in the commercial products, however, the practice is becoming more widespread, particularly in loan products which are expected to have high delinquencies and therefore losses.

RATING DEFINITIONS

The servicer ratings are an indication of a servicer's ability to effectively service commercial mortgage backed securities (CMBS) and residential mortgage backed securities (RMBS) transactions. The ratings incorporate Fitch Ratings' analysis of the servicer's experience in the servicing business, financial condition, management, staff, training programs, procedures, controls, and systems among others. Fitch rates commercial mortgage servicers on a scale of 1-4 and residential mortgage servicers on a scale of 1-5, with 1 being the highest rating. The ratings are written with either a C or R first (indicating commercial or residential), the second letter will designate the type of servicer (P - primary, M - master, S - special), with the servicer level following (S1 - highest, etc.).

LEVEL 1 SERVICER RATING (CPS1, CMS1, CSS1, RPS1, RMS1, RSS1)

Servicers that receive a level one (1) rating must have proven abilities and performance of the highest standards. The servicers at level one are expected to have all areas of their company operating at top efficiency and productivity. Some of the characteristics of a level one (1) servicer are:

     - Demonstrated expertise in servicing a diverse portfolio, i.e. loan type, property type, and geographic concentration among others.

     - Highly seasoned management team with a substantial working history together.

     -  Stable employee base with little turnover.

     -  Very strong and stable financial resources.

     - Very well documented and complete policies and procedures, which are readily available to all employees.

     - Fully integrated, flexible systems with versatile reporting capabilities.

                                      B-A-7

LEVEL 2 SERVICER RATING (CPS2, CMS2, CSS2, RPS2, RMS2, RSS2)

Servicers that receive a level two (2) rating have demonstrated high performance in all relevant categories. Some of the characteristics of a level two (2) servicer are:

     -  Effective management of a diverse portfolio.

     -  Seasoned management team with a history of working together.

     -  Stable employee base.

     -  Strong, stable financial resources.

     -  Well documented and complete policies and procedures.

     -  Strong systems and reporting capabilities.

LEVEL 3 SERVICER RATING (CPS3, CMS3, CSS3, RPS3, RMS3, RSS3)

Servicers that receive a level three (3) rating will exhibit the following characteristics: Demonstrate proficiency in servicing diverse product groups.

     -  Ability to meet investor requirements.

     -  Adequate financial resources for its portfolio size.

     -  Effective internal controls.

     -  Proven proficiency in staffing and training.

     -  Established comprehensive policies and procedures.

     - A master servicer must have experience and controls in place for monitoring primary servicers and other sub-servicers.

     - A special servicer must demonstrate adequate workout and disposition experience.

LEVEL 4 SERVICER RATING (CPS4, CMS4, CSS4, RPS4, RMS4, RSS4)

Servicers that receive a level four (4) rating must demonstrate servicing proficiency comparable to a level three (3) rated servicer. However, due to some aspect or situation, Fitch Ratings believes continued surveillance is warranted. Servicers at this rating level may not be acceptable for servicing Fitch Ratings covered CMBS or RMBS transactions unless additional support or structural features are incorporated. Listed below are a few situations that could cause the assignment of a level four (4) rating to an otherwise fully acceptable servicer:

     -  Length of time or experience in servicing type or product type.

     - Recent event that has not had time to be resolved or its effect fully assessed (i.e. merger, acquisition, change in management, or system conversion, among others).

     -  Specific concern or problem with the servicer.

                                      B-A-8

A level four (4) servicer might be upgraded to a level three (3) if and when the circumstance(s) in question is positively resolved, as long as all other features of the operation remain consistent.

LEVEL 5 SERVICER RATING (RMS5, RPS5, RSS5)

Residential mortgage servicers that receive a level five (5) rating meet minimum industry standards and benchmarks. However, Fitch Ratings is concerned with aspects of their operation, process, or financial condition. Residential mortgage servicers at this level are not acceptable for servicing RMBS transactions unless strong additional support or structural features are incorporated.

                                      B-A-9

                          STANDARD & POOR'S CORPORATION

A brief description of the applicable Standard & Poor's ratings symbols and their meanings (as published by Standard & Poor's) follows:

LONG-TERM ISSUE CREDIT RATINGS

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher-rated categories. However, the obligor's capacity to meet its financial commitment is still strong.

BBB         An obligation rated 'BBB' exhibits adequate protection parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                     B-A-10

PLUS (+)    The ratings from 'AA' to 'CCC' may be modified by the addition of a
OR MINUS    plus or minus sign to show relative standing within the major rating
(-)         categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR          Not rated.

            Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                     B-A-11

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATING DEFINITIONS

     Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addressed only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1 +). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, SP-1 +/A-1 +).

MUNICIPAL NOTES

     A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     -- Source of payment the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

                                     B-A-12